                 THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
                        466 LEXINGTON AVENUE, 16TH FLOOR
                            NEW YORK, NEW YORK 10017

                                                               September 1, 2000

Dear Shareholder:

    We are pleased to invite you to a special meeting of shareholders of The Emerging Markets Infrastructure Fund, Inc., a Maryland corporation. The Emerging Markets Infrastructure Fund, Inc. is sometimes referred to as "EMG" or the "Fund."

    The special meeting is scheduled to be held at 2:00 p.m., Eastern time, on Tuesday, October 10, 2000, at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement/ Prospectus regarding the meeting, a proxy card(s) for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed. At the special meeting, you will be asked to vote on three matters.

    First, you will be asked to vote on a Merger Agreement and Plan of Reorganization, or the Merger Agreement, whereby The Emerging Markets Telecommunications Fund, Inc., sometimes referred to as "ETF," will merge with and into EMG in accordance with the Maryland General Corporation Law. As a result of the merger and related proposals:

    - each share of common stock of ETF will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of EMG, based on the net asset value per share of each fund, and

    - EMG, which technically will be the surviving corporation in the merger, will change its name to "The Emerging Markets Telecommunications Fund, Inc." and, as described in greater detail below, will adopt ETF's investment policies.

    EMG will not issue any fractional shares to ETF shareholders. EMG will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former shareholders of ETF. The currently issued and outstanding shares of EMG will remain issued and outstanding.

    Second, you will be asked to approve a change to EMG's fundamental investment policy to conform to that of ETF. Both ETF and EMG are closed-end, non-diversified management investment companies listed on the New York Stock Exchange that seek long-term capital appreciation by investing primarily in emerging countries' securities. However, currently, EMG, under normal conditions, invests at least 70% of its total assets in equity securities of infrastructure companies in emerging countries, whereas ETF invests at least 65% of its total assets in equity securities of telecommunications companies in emerging countries. This proposal is conditional upon consummation of the merger, and the merger is likewise conditional upon approval of this proposal.

    The Board of Directors of EMG believes that combining the two funds will benefit Fund shareholders by providing the potential for:

    - economies of scale,

    - greater investment flexibility,

    - a lower operating expense ratio,

    - improved diversification of portfolio equity holdings enabling the Fund to mitigate risks, and

    - enhanced market liquidity of the Fund's shares.

    Combining the two funds also permits the implementation of the self-tender program that was recently announced which, subject to consummation of the merger, contemplates future self-tenders of at least 15% of the combined fund's outstanding shares on an annual basis commencing in 2001. The Board of Directors believes that, absent this combination, the asset level of the Fund would not be sufficient to implement these self-tenders and, at the same time, remain a viable investment vehicle. The Board also believes that the proposed merger and these self-tenders achieve a balance between providing shareholders with a degree of liquidity while preserving the benefits of the closed-end structure. The proposed merger and investment policies of the funds are described in more detail in the combined Proxy Statement/Prospectus.

    Third, you will be asked to approve a new investment advisory agreement with Credit Suisse Asset Management, LLC, or CSAM. The new investment advisory agreement will be substantially the same as the current investment advisory agreement except for the following changes:

    - the investment advisory fee will be based upon a percentage of the lower of the average weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets, and

    - the fee percentage will be reduced from an annual rate of 1.30% of the Fund's average weekly net assets to an annual rate of 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts over $200 million.

    By basing the fee on the lower of the average weekly stock price (market value) or average weekly net assets, the Fund is expected to:

    - reduce investment advisory fees, thereby lowering its overall expense ratio, and

    - more closely align the interests of CSAM with shareholder interests which are aimed at enhancing the Fund's market value.

    CSAM, through a voluntary fee waiver, has agreed to base its current investment advisory fee upon the lower of the average weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets, effective July 1, 2000. The new investment advisory agreement with CSAM will take effect only upon the consummation of the merger.

    THE BOARD OF DIRECTORS OF YOUR FUND BELIEVES THAT THE PROPOSED MERGER, THE CHANGE IN FUNDAMENTAL INVESTMENT POLICY AND THE NEW INVESTMENT ADVISORY AGREEMENT ARE IN THE BEST INTERESTS OF THE SHAREHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" PROPOSALS 1, 2, AND 3.

    Please note that EMG intends to make a tender offer, or Tender Offer, to acquire up to 50% of its shares of common stock at a price per share equal to 95% of EMG's net asset value per share as of the end of the tender offer period, and prior to the consummation of the merger. The Tender Offer will not occur unless the shareholders of both funds approve the Merger Agreement and all other conditions to the consummation of the merger are satisfied or waived. A separate shareholder vote on the Tender Offer is not required and is not being solicited. An Offer to Purchase and a related Letter of Transmittal will be mailed to EMG shareholders in the near future. The Tender Offer will only be made by these materials. Shareholders are urged to read carefully these materials when they are received as they will contain important information regarding the Tender Offer. The offer to purchase shares will not be made to, and tenders pursuant to the Offer to Purchase will not be accepted from, or on behalf of, shareholders in any jurisdiction in which making or accepting the offer to purchase would violate that jurisdiction's laws.

    Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Respectfully,

William W. Priest, Jr.
Chairman of the Board of Directors

    YOU ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN THE CARD(S) IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                        466 LEXINGTON AVENUE, 16TH FLOOR
                            NEW YORK, NEW YORK 10017

                                                               September 1, 2000

Dear Shareholder:

    We are pleased to invite you to the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc., a Maryland corporation. The Emerging Markets Telecommunications Fund, Inc. is sometimes referred to as "ETF" or the "Fund."

    The annual meeting is scheduled to be held at 3:00 p.m., Eastern time, on Tuesday, October 10, 2000, at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement/ Prospectus regarding the meeting, a proxy card(s) for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed. At the annual meeting, you will be asked to vote on four matters.

    First, you will be asked to vote on a Merger Agreement and Plan of Reorganization, or the Merger Agreement, whereby ETF will merge with and into The Emerging Markets Infrastructure Fund, Inc., sometimes referred to as "EMG" or the "Surviving Fund," in accordance with the Maryland General Corporation Law. As a result of the merger and related proposals:

    - each share of common stock of ETF will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of EMG, based on the net asset value per share of each fund, and

    - EMG, which technically will be the surviving corporation in the merger, will change its name to "The Emerging Markets Telecommunications Fund, Inc." and, as described in greater detail below, will adopt ETF's investment policies.

    EMG will not issue any fractional shares to ETF shareholders. EMG will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former ETF shareholders.

    The currently issued and outstanding shares of EMG will remain issued and outstanding.

    Like ETF, EMG is a closed-end, non-diversified management investment company listed on the New York Stock Exchange. Both funds seek long-term capital appreciation by investing primarily in emerging countries' securities. While EMG currently seeks this objective by investing primarily in equity securities of infrastructure companies in emerging countries, ETF, under normal conditions, invests at least 65% of its total assets in equity securities of telecommunications companies in emerging countries. Shareholders of EMG are also being asked to approve a change in EMG's fundamental investment policy to conform to that of ETF. In addition, EMG's Board of Directors has agreed to modify EMG's current non-fundamental investment policies (that is, those not requiring shareholder approval) to conform to the non-fundamental investment policies of ETF. All of the foregoing changes are conditional upon the consummation of the merger, and the merger is likewise conditional upon approval of the proposed change to EMG's fundamental investment policy.

    The Board of Directors of ETF believes that combining the two funds will benefit Fund shareholders by providing the potential for:

    - economies of scale,

    - greater investment flexibility,

    - a lower operating expense ratio,

    - improved diversification of portfolio equity holdings enabling the Surviving Fund to mitigate risks, and

    - enhanced market liquidity of the Surviving Fund's shares.

    Combining the two funds also permits implementation of the self-tender program that was recently announced which, subject to consummation of the merger, contemplates future self-tenders of at least 15% of the combined fund's outstanding shares on an annual basis commencing in 2001. The Board of Directors believes that, absent this combination, the asset level of the Fund would not be sufficient to implement these self-tenders and, at the same time, remain a viable investment vehicle. The Board also believes that the proposed merger and these self-tenders achieve a balance between providing shareholders with a degree of liquidity while preserving the benefits of the closed-end structure. The proposed merger and the investment policies of the funds are described in more detail in the combined Proxy Statement/Prospectus.

    Second, you will be asked to elect two (2) management nominees standing for re-election to ETF's Board of Directors, James J. Cattano and William W. Priest, Jr.

    Third, you will be asked to ratify the selection of PricewaterhouseCoopers LLP as ETF's independent public accountants for the fiscal year ending May 31, 2001.

    Fourth, you will be asked to vote upon a shareholder proposal requesting that, within 60 days after passage of this proposal, ETF's Board of Directors present for shareholder approval and support a program to permit ETF shareholders to realize net asset value for their shares.

    Please note that EMG intends to make a tender offer to acquire up to 50% of its shares of common stock at a price per share equal to 95% of EMG's net asset value per share as of the end of the tender offer period, and prior to the consummation of the merger. This tender offer will not occur unless the shareholders of both funds approve the Merger Agreement and all other conditions to the consummation of the merger are satisfied or waived.

    EMG shareholders are also being asked to approve a new investment advisory agreement with Credit Suisse Asset Management, LLC, or CSAM. The new agreement will be substantially the same as the current agreement except for the following changes:

    - the fee schedule under the agreement will be equal to that currently paid by ETF, and

    - the investment advisory fee paid to CSAM will be based upon the lower of the average weekly stock price (market value) of the Surviving Fund's outstanding shares or its average weekly net assets.

    By basing the fee on the lower of the average weekly stock price (market value) or average weekly net assets, the Surviving Fund is expected to:

    - reduce investment advisory fees, thereby lowering its overall expense ratio, and

    - more closely align the interests of CSAM with the interests of the Surviving Fund shareholders which are aimed at enhancing the Surviving Fund's market value.

    The new investment advisory agreement with CSAM will take effect only upon the consummation of the merger. Proposals 2 and 3 will become effective only if the merger does not occur. If Proposal 4 is approved by the shareholders and the merger is consummated, EMG's board will treat this proposal as applicable to the Surviving Fund.

    If the Merger Agreement is approved and concluded, as shareholders of the Surviving Fund you will benefit from the advisory fee structure changes. You are not being asked to vote separately on this matter.

    THE BOARD OF DIRECTORS OF YOUR FUND BELIEVES THAT THE PROPOSED MERGER, THE RE-ELECTION OF THE TWO DIRECTORS AND THE RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS ARE IN THE BEST INTERESTS OF THE SHAREHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" PROPOSALS 1, 2 AND
3. THE BOARD OF DIRECTORS BELIEVES THAT THE SHAREHOLDER PROPOSAL IS NOT IN THE BEST INTERESTS OF THE SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE "AGAINST" PROPOSAL 4.

    Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Respectfully,

William W. Priest, Jr.
Chairman of the Board of Directors

    YOU ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN THE CARD(S) IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                 THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of The Emerging Markets Infrastructure Fund, Inc.:

    Please take notice that a special meeting of shareholders of The Emerging Markets Infrastructure Fund, Inc. (sometimes referred to as "EMG"), a Maryland corporation, will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on Tuesday,
October 10, 2000, at 2:00 p.m., Eastern time, for the following purposes:

1. To consider and vote upon the approval of a Merger Agreement and Plan of Reorganization dated as of July 31, 2000 whereby The Emerging Markets Telecommunications Fund, Inc. (sometimes referred to as "ETF"), a Maryland corporation, will merge with and into EMG in accordance with the Maryland General Corporation Law;

2. To consider and vote upon the approval of a change in EMG's fundamental investment policy from investing generally in equity securities of infrastructure companies in emerging countries to investing, under normal conditions, at least 65% of its total assets in equity securities of telecommunications companies in emerging markets; and

3. To consider and vote upon the approval of a new investment advisory agreement with Credit Suisse Asset Management, LLC.

    The appointed proxies will vote in their discretion on any other business that may properly come before the special meeting or any adjournments thereof.

    Holders of record of shares of common stock of EMG at the close of business on August 28, 2000 are entitled to vote at the special meeting and at any postponements or adjournments thereof. ETF shareholders must approve the merger as well.

    The persons named as proxies may propose one or more adjournments of the special meeting if the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting. Any such adjournment will require the affirmative vote of the holders of a majority of EMG's shares present in person or by proxy at the special meeting. The persons named as proxies will vote those proxies which they are entitled to vote on any such proposal in accordance with their best judgment in the interest of EMG.

    The enclosed proxy is being solicited on behalf of the Board of Directors of EMG.

By Order of the Board of Directors,

Michael A. Pignataro, Chief Financial Officer and Secretary
September 1, 2000

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of The Emerging Markets Telecommunications Fund, Inc.:

    Please take notice that the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc. (sometimes referred to as "ETF"), a Maryland corporation, will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on Tuesday, October 10, 2000, at 3:00 p.m., Eastern time, for the following purposes:

1. To consider and vote upon the approval of a Merger Agreement and Plan of Reorganization dated as of July 31, 2000 whereby ETF will merge with and into The Emerging Markets Infrastructure Fund, Inc. (sometimes referred to as "EMG"), a Maryland corporation, in accordance with the Maryland General Corporation Law;

2. To consider and vote upon the election of two management nominees standing for re-election to ETF's Board of Directors, James J. Cattano and
    William W. Priest, Jr.;

3. To consider and vote upon the ratification of the selection of PricewaterhouseCoopers LLP as ETF's independent public accountants; and

4. To consider and vote upon a shareholder proposal requesting that ETF's Board of Directors present a program for shareholder approval to permit ETF shareholders to realize net asset value for their shares.

    The appointed proxies will vote in their discretion on any other business that may properly come before the annual meeting or any adjournments thereof.

    Holders of record of shares of common stock of ETF at the close of business on August 28, 2000 are entitled to vote at the annual meeting and at any postponements or adjournments thereof. EMG shareholders must approve the merger as well.

    The persons named as proxies may propose one or more adjournments of the annual meeting if the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting. Any such adjournment will require the affirmative vote of the holders of a majority of ETF's shares present in person or by proxy at the annual meeting. The persons named as proxies will vote those proxies which they are entitled to vote on any such proposal in accordance with their best judgment in the interest of ETF.

    The enclosed proxy is being solicited on behalf of the Board of Directors of ETF.

By Order of the Board of Directors,

Michael A. Pignataro, Chief Financial Officer and Secretary
September 1, 2000

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                        466 LEXINGTON AVENUE, 16TH FLOOR
                            NEW YORK, NEW YORK 10017
                                 (212) 875-3500

                           TO BE MERGED WITH AND INTO

                 THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
                        466 LEXINGTON AVENUE, 16TH FLOOR
                            NEW YORK, NEW YORK 10017
                                 (212) 875-3500

                                PROXY STATEMENT
                            MEETINGS OF SHAREHOLDERS
                          TO BE HELD OCTOBER 10, 2000

           THE EMERGING MARKETS INFRASTRUCTURE FUND, INC. PROSPECTUS

    This Proxy Statement/Prospectus is being furnished to shareholders of The Emerging Markets Telecommunications Fund and The Emerging Markets Infrastructure Fund for use at a special meeting of shareholders of The Emerging Markets Infrastructure Fund and at the annual meeting of shareholders of The Emerging Markets Telecommunications Fund to be held on Tuesday, October 10, 2000 at 2:00 p.m., Eastern time, with respect to The Emerging Markets Infrastructure Fund, and at 3:00 p.m., Eastern time, with respect to The Emerging Markets Telecommunications Fund, and at any and all postponements or adjournments thereof. The meeting of shareholders of each Fund will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Emerging Markets Telecommunications Fund is sometimes referred to in this Proxy Statement/Prospectus as "ETF," The Emerging Markets Infrastructure Fund is sometimes referred to in this Proxy Statement/Prospectus as "EMG" or, following consummation of the merger, as the "Surviving Fund," and ETF and EMG are sometimes collectively referred to as the "Funds" and individually, as the context may require, as the "Fund." The approximate mailing date of this Proxy Statement/Prospectus is September 7, 2000.

    PURPOSE OF THE MEETINGS. At each of the meetings, shareholders of the Funds will be asked to approve a Merger Agreement and Plan of Reorganization dated as of July 31, 2000, whereby ETF will merge with and into EMG, in accordance with the Maryland General Corporation Law. The Merger Agreement and Plan of Reorganization is referred to in this Proxy Statement/Prospectus as the "Plan." In addition:

    - EMG's shareholders are being asked to approve changes in EMG's fundamental investment policy to conform to that of ETF and a new investment advisory agreement with Credit Suisse Asset Management LLC, referred to in this Proxy Statement/Prospectus as "CSAM", and

    - ETF's shareholders are being asked to vote on the election of two directors, the ratification of the selection of ETF's independent public accountants and a shareholder proposal requesting that ETF's Board of Directors present a program for shareholder approval to permit ETF shareholders to realize net asset value for their shares.

    While in order to achieve the desired tax treatment for the merger, EMG technically will be the surviving legal entity, the proposals being presented to EMG shareholders are designed so that, if approved, the Surviving Fund will operate in all substantive respects as ETF currently operates.

    SPECIFICS OF THE PROPOSED MERGER.  As a result of the merger:

    - each share of common stock of ETF will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of the Surviving Fund, based on the net asset value per share of each Fund, and

    - EMG, which technically will be the surviving corporation in the merger, will change its name to "The Emerging Markets Telecommunications Fund, Inc." and, as described in greater detail below, will adopt ETF's investment policies.

    Each ETF shareholder, in connection with the merger, will receive full shares of the Surviving Fund having an aggregate net asset value (disregarding fractional shares) equal to the aggregate net asset value of the shareholder's ETF shares before the merger.

    The Surviving Fund will not issue any fractional shares to ETF shareholders. In lieu thereof, the Surviving Fund will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former ETF shareholders in proportion to their fractional shares. The currently issued and outstanding shares of EMG will remain issued and outstanding. ETF shareholders will recognize no gain or loss for federal income tax purposes as a result of the merger, except with respect to any cash proceeds received from the purchase of fractional shares of the Surviving Fund. These shareholders will be treated for federal income tax purposes as if they received fractional share interests and then sold such interests for cash.

    CHANGE IN INVESTMENT POLICIES. EMG currently invests at least 70% of its total assets in equity securities of infrastructure companies in emerging countries. Shareholders of EMG are also being asked to approve a change in EMG's fundamental investment policy to conform to ETF's current fundamental investment policy, requiring EMG, under normal conditions, to invest at least 65% of its total assets in equity securities of telecommunications companies in emerging markets. In addition, EMG's Board of Directors has agreed to modify EMG's current non-fundamental investment policies (that is, those not requiring shareholder approval to modify) to conform to the non-fundamental investment policies of ETF, all of which are more fully described in this Proxy Statement/Prospectus. EMG's name will change to "The Emerging Markets Telecommunications Fund, Inc." on the Effective Date (as defined below).

    NEW INVESTMENT ADVISORY AGREEMENTS. Shareholders of EMG are also being asked to approve a new investment advisory agreement with EMG's investment adviser, CSAM. The new agreement will be substantially the same as the current agreements except for the following changes:

    - the fee schedule under the agreement will be equal to that currently paid by ETF, and

    - the investment advisory fee will be based upon the lower of the average weekly stock price (market value) of the Surviving Fund's outstanding shares or its average weekly net assets.

    The new investment advisory agreement with CSAM, which is more fully described in this Proxy Statement/Prospectus, will take effect only upon the consummation of the merger.

    EMG TENDER OFFER. The Board of Directors of EMG has determined that it is in the best interests of that Fund to make a tender offer, which is referred to in this Proxy Statement/Prospectus as the "Tender Offer," to acquire up to 50% of its shares of common stock at a price per share equal to 95% of its net asset value per share as of the end of the tender offer period. In reaching this determination, the Board concluded that the Tender Offer would afford shareholders seeking liquidity for their shares the opportunity to sell a significant portion of their holdings at a price approximating net asset value, while at the same time maintaining a sufficient asset level to preserve the viability of the proposed merger with ETF. The Tender Offer will be conditioned upon the approval of the Plan by the shareholders of both Funds and will not occur unless these approvals are obtained and all other conditions to the consummation of the merger are satisfied or waived. The Tender Offer will be made pursuant to an Offer to Purchase that is being sent to the shareholders of record of EMG on or about September 8, 2000. For more information about the Tender Offer, see "Information About The Merger--History of The Emerging Markets Infrastructure Fund's Discount."

    FUTURE TENDER OFFERS. The Board of Directors of EMG has approved the overall terms of a self-tender program that the Surviving Fund intends to launch in the calendar year 2001, which terms include the following: (i) the Surviving Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program; and (ii) the per share purchase price will be at least 95% of the Surviving Fund's net asset value per share. The implementation of this program is conditioned on approval of the merger.

    INFORMATION ABOUT THE FUNDS. Both ETF and EMG are closed-end, non-diversified management investment companies listed on the New York Stock Exchange. Both funds seek long-term capital appreciation by investing primarily in securities of companies in emerging countries. While ETF generally invests in equity securities of telecommunication companies in emerging countries, EMG generally invests in equity securities of infrastructure companies in emerging countries. In addition, ETF may invest in equity or debt securities of corporate or government issuers in developed countries, and in certain short-term and medium-term debt instruments. Upon consummation of the merger, the Surviving Fund's fundamental investment policy will conform to that of ETF.

    The terms and conditions of the merger and related transactions are more fully described in this Proxy Statement/Prospectus and in the Plan, a copy of which is attached as Exhibit A.

    This Proxy Statement/Prospectus serves as a prospectus for shares of EMG under the Securities Act of 1933, which is referred to in this Proxy Statement/Prospectus as the "Securities Act," in connection with the issuance of EMG common shares in the merger.

    Assuming the shareholders of the Funds approve the merger and all other conditions to the consummation of the merger have been satisfied or waived, the Funds will jointly file articles of merger, or the Articles of Merger, with the State Department of Assessments and Taxation of Maryland, or the Department. The merger will become effective when the Department accepts for record the Articles of Merger or at such later time, which may not exceed 30 days after the Articles of Merger are accepted for record, as specified in the Articles of Merger. The date when the Articles of Merger are accepted for record, or the later date, is referred to in this Proxy Statement/Prospectus as the "Effective Date." ETF, as soon as practicable after the Effective Date, will terminate its registration under the Investment Company Act of 1940, which is referred to in this Proxy Statement/Prospectus as the "Investment Company Act."

    You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about ETF and EMG that you should know before voting on the proposals described below.

    A Statement of Additional Information, which is referred to in this Proxy Statement/Prospectus as the "SAI," dated September 1, 2000, which contains additional information about the merger and the Funds has been filed with the Securities and Exchange Commission, or SEC. The SAI, the financial statements of ETF for the fiscal year ended May 31, 2000 and the financial statements of EMG for the fiscal year ended November 30, 1999 and the unaudited financial statements of EMG for the six months ended May 31, 2000, in each case included in the respective annual and semi-annual reports to shareholders, are incorporated by reference into this Proxy Statement/Prospectus. A copy of these documents is available upon request, without charge by calling Shareholder Communications Corporation, the Funds' proxy agent, at 1-(800) 403-7916. You may also submit your request in writing to Shareholder Communications Corporation, Attn: MF proxy, 17 State Street, New York, New York 10004. If you should have any questions regarding the proxy material or how to execute your vote, you can call Shareholder Communications Corporation at 1-(800) 403-7916. ETF has provided the information included in this Proxy Statement/Prospectus regarding that Fund. EMG has provided the information included in this Proxy Statement/Prospectus regarding that Fund.

    ETF's shares of common stock currently are listed on the New York Stock Exchange, or NYSE, under the symbol "ETF". EMG's shares of common stock currently are listed on the NYSE under the symbol "EMG". After the Effective Date, shares of common stock of the Surviving Fund will be listed on the NYSE under the symbol "ETF". Reports, proxy materials and other information concerning each Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

    The SEC has not approved or disapproved these securities or determined if this Proxy Statement/ Prospectus is truthful or complete. To state otherwise is a crime.

        The date of this Proxy Statement/Prospectus is September 1, 2000

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
GENERAL.....................................................         7

PROPOSAL 1 (BOTH FUNDS): APPROVAL OF THE MERGER AGREEMENT
AND PLAN OF REORGANIZATION PURSUANT TO WHICH THE EMERGING
MARKETS TELECOMMUNICATIONS FUND WILL MERGE WITH AND INTO THE
EMERGING MARKETS INFRASTRUCTURE FUND........................         8

    SYNOPSIS................................................        10

    EXPENSE TABLE...........................................        16

    FINANCIAL HIGHLIGHTS....................................        18

    RISK FACTORS AND SPECIAL CONSIDERATIONS.................        21

    COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES........        27

    UNITED STATES FEDERAL INCOME TAXES......................        34

    INFORMATION ABOUT THE MERGER............................        36

    ADDITIONAL INFORMATION ABOUT THE FUNDS..................        42

    MANAGEMENT OF THE FUNDS.................................        49

    EXPERTS.................................................        55

    REQUIRED VOTE...........................................        56

    LEGAL PROCEEDINGS.......................................        56

    LEGAL OPINIONS..........................................        56

PROPOSAL 2 (EMERGING MARKETS INFRASTRUCTURE FUND
SHAREHOLDERS ONLY): APPROVAL OF CHANGE IN FUNDAMENTAL
INVESTMENT POLICY...........................................        56

    BACKGROUND..............................................        56

    BOARD CONSIDERATIONS; REASONS FOR CHANGE IN FUNDAMENTAL
    INVESTMENT POLICY.......................................        57

    REQUIRED SHAREHOLDER VOTE...............................        58

PROPOSAL 3 (EMERGING MARKETS INFRASTRUCTURE FUND
SHAREHOLDERS ONLY): APPROVAL OF NEW INVESTMENT ADVISORY
AGREEMENT...................................................        58

    BACKGROUND..............................................        58

    BOARD RECOMMENDATION....................................        59

    BOARD CONSIDERATIONS; REASONS FOR THE NEW INVESTMENT
    ADVISORY AGREEMENT......................................        59

    INFORMATION CONCERNING CREDIT SUISSE GROUP AND CSAM.....        59

    DESCRIPTION OF CURRENT INVESTMENT ADVISORY AGREEMENT....        59

    THE NEW INVESTMENT ADVISORY AGREEMENT...................        60

    DIFFERENCES BETWEEN THE CURRENT AND THE NEW INVESTMENT
    ADVISORY AGREEMENT......................................        61

    REQUIRED SHAREHOLDER VOTE...............................        61

PROPOSAL 4 (EMERGING MARKETS TELECOMMUNICATIONS FUND
SHAREHOLDERS ONLY): RE-ELECTION OF DIRECTORS................        61

                                                                PAGE
                                                              --------
    BACKGROUND..............................................        61

    REQUIRED SHAREHOLDER VOTE...............................        63

PROPOSAL 5 (EMERGING MARKETS TELECOMMUNICATIONS FUND
SHAREHOLDERS ONLY): RATIFICATION OF SELECTION OF INDEPENDENT
PUBLIC ACCOUNTANTS..........................................        63

    BACKGROUND..............................................        63

    REQUIRED SHAREHOLDER VOTE...............................        64

PROPOSAL 6 (EMERGING MARKETS TELECOMMUNICATIONS FUND
SHAREHOLDERS ONLY): SHAREHOLDER PROPOSAL REQUESTING THAT
ETF'S BOARD OF DIRECTORS PRESENT FOR SHAREHOLDER APPROVAL A
PROGRAM TO PERMIT ETF SHAREHOLDERS TO REALIZE NET ASSET
VALUE FOR THEIR SHARES......................................        64

    BACKGROUND..............................................        64

    SHAREHOLDER PROPOSAL....................................        64

    SUPPORTING STATEMENTS...................................        64

    REQUIRED SHAREHOLDER VOTE...............................        65

    OPPOSING STATEMENT OF THE BOARD OF DIRECTORS............        65

ADDITIONAL INFORMATION......................................        65

EXHIBIT A--FORM OF MERGER AGREEMENT AND PLAN OF
REORGANIZATION..............................................       A-1

EXHIBIT B--FORM OF NEW CSAM INVESTMENT ADVISORY AGREEMENT...       B-1

                                    GENERAL

    This Proxy Statement/Prospectus is furnished to the shareholders of the Funds in connection with the solicitation of proxies on behalf of the Boards of Directors of ETF and EMG. The Board of Directors of each Fund is soliciting proxies for use at the meetings. The mailing address for both Funds is 466 Lexington Avenue, 16th Floor, New York, New York 10017.

    This Proxy Statement/Prospectus, the Notice of Meeting to Shareholders and the proxy card(s) are first being mailed to shareholders on or about
September 7, 2000 or as soon as practicable thereafter. Any shareholder who gives a proxy has the power to revoke the proxy either:

    - by mail, addressed to the Secretary of the respective Fund, at the Fund's mailing address, or

    - in person at the special meeting

by executing a superseding proxy or by submitting a notice of revocation to the respective Fund. All properly executed proxies received in time for the meetings will be voted as specified in the proxy or, if no specification is made, in favor of each proposal for that Fund referred to in the Proxy Statement/ Prospectus.

    Shareholders of ETF and EMG will be asked to vote on the following proposals:

PROPOSAL                                                 TO BE VOTED UPON BY
--------                                                 -------------------
Proposal 1--Approval of the Plan.......................  ETF and EMG Shareholders

Proposal 2--Approval of Change in EMG's Fundamental      EMG Shareholders Only
  Investment Policy....................................

Proposal 3--Approval of the New Investment Advisory      EMG Shareholders Only
  Agreement with CSAM..................................

Proposal 4--Re-Election of James J. Cattano and          ETF Shareholders Only
  William W. Priest, Jr. to ETF's Board of
  Directors............................................

Proposal 5--Ratification of the Selection of             ETF Shareholders Only
  PricewaterhouseCoopers LLP as ETF's Independent
  Public Accountants...................................

Proposal 6--Shareholder Proposal Requesting that ETF's   ETF Shareholders Only
  Board of Directors Present for Shareholder Approval a
  Program to Permit ETF Shareholders to Realize Net
  Asset Value for Their Shares.........................

    The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at a meeting of a Fund, will constitute a quorum for the transaction of business by such Fund. For purposes of determining the presence of a quorum for transacting business at a meeting, abstentions and broker "non-votes" will be treated as shares that are present. Broker non-votes are proxies received by a Fund from brokers or nominees, indicating that the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has the discretionary power to vote on a particular matter. Shareholders are urged to forward their voting instructions promptly.

    Proposal 1 requires the affirmative vote of a majority of the outstanding shares of common stock of each Fund.

    Proposals 2 and 3 to be submitted at the special meeting of shareholders of EMG requires the affirmative vote of a "majority of outstanding voting securities" of EMG. A "majority of outstanding voting securities" is defined under the Investment Company Act to mean the lesser of

    - 67% of the shares of a fund's common stock represented at a meeting at which more than 50% of the outstanding shares of that fund's common stock are represented, or

    - more than 50% of the outstanding shares of common stock.

    Proposal 4 to be submitted at the annual meeting of shareholders of ETF requires the affirmative vote of a plurality of the votes cast at such meeting in person or by proxy. Proposals 5 and 6 to be submitted at the annual meeting of shareholders of ETF require the affirmative vote of a majority of the votes cast at such meeting in person or by proxy.

    Abstentions and broker non-votes will have the effect of a "no" vote for each of Proposals 1, 2 and 3 and will have no effect on Proposals 4, 5 or 6.

    Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Funds, CSAM, the investment adviser to the Funds, Bear Stearns Funds Management Inc., the U.S. administrator to the Funds, or Shareholder Communications Corporation, a proxy solicitation firm retained by each Fund and entitled to receive a fee of approximately $7,500 per Fund and reimbursement for its reasonable expenses. The Funds will bear costs of solicitation, including:

    - printing and mailing of this Proxy Statement/Prospectus and accompanying material,

    - the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of each Fund's shares,

    - payment to Shareholder Communications Corporation, for its services in soliciting proxies, and

    - supplementary solicitations to submit proxies.

    Only shareholders of record of each Fund at the close of business on August 28, 2000, the Record Date, are entitled to vote. An outstanding share of each Fund is entitled to one vote on all matters voted upon at a meeting of the shareholders of that Fund. As of August 28, 2000, there were 7,100,819 shares of ETF outstanding, and 11,175,955 shares of EMG outstanding.

    ETF and EMG provide periodic reports to all of their shareholders. These reports highlight relevant information including investment results and a review of portfolio changes for each Fund. You may receive a copy of the most recent annual report for ETF or EMG and a copy of any more recent interim report, without charge, by calling 1-(800) 403-7916 or writing to Shareholder Communications Corporation, Attn: MF proxy, 17 State Street, New York, New York 10004.

    The Boards of Directors of the Funds know of no business other than the proposals described above which will be presented for consideration at the meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote on that matter in their discretion.

     PROPOSAL 1 (BOTH FUNDS): APPROVAL OF THE MERGER AGREEMENT AND PLAN OF REORGANIZATION PURSUANT TO WHICH THE EMERGING MARKETS TELECOMMUNICATIONS FUND
       WILL MERGE WITH AND INTO THE EMERGING MARKETS INFRASTRUCTURE FUND

    On July 24, 2000, the Boards of Directors of ETF and EMG, including a majority of the directors of each Fund who are not "interested persons" of the respective Fund, or the Non-interested Directors, unanimously:

    - declared the merger of ETF with and into EMG advisable,

    - approved entering into the Plan, and

    - recommended that the Plan be approved by the shareholders of each Fund.

    For more information about the merger, see "Information About The Merger."

    The Plan is subject to the approval of the shareholders of both Funds and certain other conditions.

    A copy of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A, and the description of the Plan included in this Prospectus/Proxy Statement is qualified in its entirety by reference to Exhibit A.

    The following provides a more detailed discussion about the Merger, each Fund and additional information that you may find helpful in deciding how to vote on the Plan.

                                    SYNOPSIS

    This summary highlights important information included in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information included elsewhere in this Proxy Statement/Prospectus and the Plan. Shareholders of the Funds should read this entire Proxy Statement/ Prospectus carefully.

    THE PROPOSED MERGER. The Boards of Directors of ETF and EMG, including the Non-interested Directors of each Fund, have unanimously approved the Plan. The Plan provides for the merger of ETF with and into EMG, referred to in this Proxy Statement/Prospectus as the "Merger." If approved, the Merger is expected to be consummated shortly after the completion of the Tender Offer. As a result of the
Merger:

    - each share of common stock of ETF will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of the Surviving Fund, based on the net asset value per share of each Fund calculated at 4:00 pm on the Business Day (defined as any day on which the NYSE is open for trading) preceding the Effective Date,

    - each shareholder of ETF will become a shareholder of the Surviving Fund and will receive, on the Effective Date, that number of full shares of common stock of the Surviving Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in ETF (disregarding fractional shares) as of the close of business on the Business Day preceding the Effective Date,

    - the Surviving Fund will not issue any fractional shares to ETF shareholders. In lieu thereof, the Surviving Fund will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former shareholders of ETF in proportion to their fractional shares, and

    - EMG will change its name to "The Emerging Markets Telecommunications Fund, Inc." and, as described in greater detail below, will adopt ETF's investment policies.

    The Board of Directors of EMG also has determined that it is in the best interests of that Fund to make a Tender Offer to acquire up to 50% of its shares of common stock at a price per share equal to 95% of its net asset value per share as of the end of the Tender Offer period. The Tender Offer will be conditioned upon the approval of the Plan by the shareholders of both Funds and will not occur unless these approvals are obtained and all other conditions to the consummation of the Merger are satisfied or waived. For more information about the Tender Offer, see "Information About The Merger--History of the Emerging Markets Infrastructure Fund's Discount."

    In addition, the Board of Directors of EMG has approved a self-tender program that the Fund intends to launch in the calendar year 2001. The basic terms of the self-tender program include the following:

    - the Surviving Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program, and

    - the per share purchase price will be at least 95% of the Surviving Fund's net asset value per share.

    While the precise terms of any self-tender following the Merger have not been fixed, the current expectation is that the self-tenders would not substantially exceed 15% of the Surviving Fund's outstanding shares on an annual basis. The implementation of this program is conditioned on the approval of the Merger. For more information about this program, see "Additional Information About The Funds--History of the Emerging Markets Infrastructure Fund's Discount."

    For the reasons set forth below under "Information About The Merger--Reasons for the Merger," the Boards of Directors of ETF and EMG, including the Non-interested Directors of each Fund, have unanimously concluded that:

    - the Merger is in the best interests of each respective Fund, and

    - the interests of existing shareholders of each respective Fund will not be diluted as a result of the transactions contemplated by the Plan.

    Accordingly, the Board of Directors of each Fund recommends approval of the Merger. If the Merger is not approved, each Fund will continue as a separate investment company, and the Board of Directors of each Fund will consider such other alternatives as it determines to be in the best interests of its shareholders.

    The Merger is subject to the receipt of regulatory approvals. These approvals have been requested, although there can be no assurance when or if they will be obtained.

    FORM OF ORGANIZATION. Both Funds are closed-end, non-diversified management investment companies registered under the Investment Company Act. ETF was organized as a Maryland corporation in 1992 and EMG was organized as a Maryland corporation in 1993. Each Fund's Board of Directors is responsible for the management of the business and affairs of each Fund, including the supervision of the duties performed by each Fund's investment manager.

    INVESTMENT OBJECTIVES AND POLICIES. The following table highlights the differences between the Funds' investment objectives and policies.

INVESTMENT OBJECTIVES AND POLICIES                     ETF                              EMG
----------------------------------                     ---                              ---
Fundamental Investment Objective(1)       To seek long-term capital       To seek long-term capital
                                          appreciation by investing       appreciation by investing
                                          primarily in equity securities  primarily in equity securities
                                          of companies in emerging        of companies in emerging
                                          markets                         markets

Fundamental Investment Policy(1)          Investment of at least 65% of   Investment of at least 70% of
                                          its total assets in equity      its total assets in equity
                                          securities of                   securities of infrastructure
                                          telecommunications companies    companies in emerging countries
                                          in emerging countries

Investment in unlisted equity securities  Up to 25% of its assets         Up to 30% of its assets
including investments in new and early
stage companies(2)

Investment in corporate or government     To the extent not invested as   Not applicable
debt securities of emerging market        indicated above
issuers(2)

------------------

(1) The fundamental investment objectives and policies listed above can only be changed with the approval of the holders of a majority of each Fund's outstanding voting securities, as defined under the Investment Company Act.

(2) These investment policies are not fundamental and may be modified by the Board of Directors of each Fund if, in the reasonable exercise of its business judgment, the Board determines that modification is necessary or appropriate to carry out the Fund's investment objective.

    On July 24, 2000, EMG's Board of Directors approved the adoption of ETF's investment policies, subject to the consummation of the Merger and approval by EMG's shareholders of Proposal 2.

    The preceding summary of the Funds' investment objectives and certain policies should be considered in conjunction with the discussion below under "Risk Factors and Special Considerations" and "Comparison of Investment Objectives and Policies." EMG, by investing in the securities of infrastructure companies, is subject to certain risks unique to EMG, as is ETF by virtue of its investments in telecommunications companies, in addition to the risks to which both Funds are subject as a consequence of investing in emerging countries. For more information, see "Risk Factors and Special Considerations."

    FEES AND EXPENSES--THE EMERGING MARKETS TELECOMMUNICATIONS FUND.

    OVERVIEW. The following table summarizes certain information with respect to advisory, administrative and accounting fees payable by ETF:

                               U.S.                 BRAZILIAN               CHILEAN
     CONTRACTUAL        ADMINISTRATION FEE     ADMINISTRATION FEE     ADMINISTRATION FEE
 ANNUAL ADVISORY FEE   PAID TO BEAR STEARNS     PAYABLE TO FLEET       PAYABLE TO CELFIN
   PAYABLE TO CSAM       FUNDS MANAGEMENT        (EXPRESSED AS A        (EXPRESSED AS A       REIMBURSEMENTS BY
   (EXPRESSED AS A     INC. (EXPRESSED AS A   PERCENTAGE OF AVERAGE  PERCENTAGE OF AVERAGE     ETF TO CSAM FOR
PERCENTAGE OF AVERAGE  PERCENTAGE OF AVERAGE   MONTH-END BRAZILIAN     WEEKLY NET ASSETS       ADMINISTRATIVE
 WEEKLY NET ASSETS)     WEEKLY NET ASSETS)         NET ASSETS)        INVESTED IN CHILE)          SERVICES
1.25% of the first     0.12%                  0.10%                  0.10%                  Up to $20,000 per
$100 million;                                                                               year

1.125% of the next
$100 million; and

1.00% in excess of
$200 million

    ADVISER. CSAM, formerly known as BEA Associates, serves as ETF's investment adviser. As compensation for its advisory services, CSAM is contractually entitled to receive from ETF an annual fee, calculated weekly and paid quarterly, equal to:

    - 1.25% of the first $100 million of the Fund's average weekly net assets,

    - 1.125% of the next $100 million of the Fund's average weekly net assets, and

    - 1.00% of the Fund's average weekly net assets in excess of $200 million.

    For the fiscal year ended May 31, 2000, CSAM earned $1,542,224 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended May 31, 2000, CSAM was reimbursed $14,040 for administrative services rendered to the Fund.

    ETF's Board of Directors recently approved a proposal by CSAM to base the investment advisory fees on the lower of the average weekly market value of the Fund's outstanding shares or the Fund's average weekly net asset value. This new fee structure became effective on July 1, 2000 through a voluntary fee waiver by CSAM. If the Merger does not occur, ETF's Board of Directors intends to submit a new investment advisory agreement, reflecting this change in fee calculation, at the next shareholders' meeting. For information regarding submission of a new investment advisory agreement containing a similar new fee structure applicable to the Surviving Fund, see "Proposal 3 (Emerging Markets Infrastructure Fund Shareholders Only): Approval of New Investment Advisory Agreement."

    ADMINISTRATORS. Bear Stearns Funds Management Inc., or BSFM, serves as ETF's U.S. administrator. The Fund pays BSFM a monthly fee for its services. This fee is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the fiscal year ended May 31, 2000, BSFM earned $151,157 for administrative services.

    Fleet National Bank, or Fleet, and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A., or Celfin, serve as ETF's Brazilian and Chilean administrators, respectively. For the fiscal year ended May 31, 2000, Celfin earned $54,670 for administration services. Fleet was paid its fee out of the custody fee payable to Brown Brothers Harriman & Co., ETF's accounting agent and custodian.

    For the fiscal year ended May 31, 2000, ETF's total expense ratio was 2.24%. The Fund's total expense ratio is the ratio of total annual operating expenses to average net assets, including taxes.

    FEES AND EXPENSES--THE EMERGING MARKETS INFRASTRUCTURE FUND.

    OVERVIEW. The following table summarizes certain information with respect to advisory, administrative and accounting fees payable by EMG:

                               U.S.                 BRAZILIAN               CHILEAN
     CONTRACTUAL        ADMINISTRATION FEE     ADMINISTRATION FEE     ADMINISTRATION FEE
 ANNUAL ADVISORY FEE   PAID TO BEAR STEARNS     PAYABLE TO FLEET       PAYABLE TO CELFIN
   PAYABLE TO CSAM       FUNDS MANAGEMENT        (EXPRESSED AS A        (EXPRESSED AS A       REIMBURSEMENTS BY
   (EXPRESSED AS A     INC. (EXPRESSED AS A   PERCENTAGE OF AVERAGE  PERCENTAGE OF AVERAGE     EMG TO CSAM FOR
PERCENTAGE OF AVERAGE  PERCENTAGE OF AVERAGE   MONTH-END BRAZILIAN     WEEKLY NET ASSETS       ADMINISTRATIVE
 WEEKLY NET ASSETS)     WEEKLY NET ASSETS)         NET ASSETS)        INVESTED IN CHILE)          SERVICES
1.30%                  0.12%                  0.10%                  0.10%                  Up to $20,000 per
                                                                                            year

    ADVISER. CSAM also serves as EMG's investment adviser. As compensation for its advisory services, CSAM is contractually entitled to receive from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets.

    For the fiscal year ended November 30, 1999, CSAM earned $1,922,776 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended November 30, 1999, the Fund reimbursed CSAM $19,998 for administrative services rendered to the Fund.

    On July 24, 2000, EMG's Board of Directors approved a new investment advisory agreement with CSAM, subject to shareholder approval and consummation of the Merger. The new investment advisory agreement with CSAM will be substantially similar to the Fund's current investment advisory agreement except for the following changes:

    - the investment advisory fee will be based upon a percentage of the lower of the average weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets; and

    - the fee percentage will be equal to an annual rate of 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts over $200 million.

    CSAM, through a voluntary fee waiver, has agreed to base its current investment advisory fee upon the lower of the average weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets effective July 1, 2000. If the Merger does not occur, EMG's Board of Directors intends to submit a new investment advisory agreement, reflecting this new fee calculation, at the next shareholders' meeting. For more information about the new investment advisory agreement, see "Proposal 3 (Emerging Markets Infrastructure Fund Shareholders Only): Approval of New Investment Advisory Agreement."

    ADMINISTRATORS. BSFM also serves as EMG's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the fiscal year ended November 30, 1999, BSFM earned $177,488 for administrative services.

    Fleet and Celfin also serve as EMG's Brazilian and Chilean administrators, respectively. For the fiscal year ended November 30, 1999, Celfin earned $64,999 for administrative services. Fleet was paid its fee out of the custody fee payable to Brown Brothers Harriman & Co., EMG's accounting agent and custodian.

    For the fiscal year ended November 30, 1999, EMG's total expense ratio was 2.33%, and is currently 2.45% based on the operating expenses for the first six months of fiscal 2000. The Fund's total expense ratio is the ratio of total annual operating expenses to the average net assets, including taxes.

    The expense ratio of the Surviving Fund is projected to be approximately 1.71% after giving effect to the Merger and assuming that the new investment advisory agreement is approved and the Tender Offer for up to 50% of EMG's outstanding shares is fully subscribed. The actual expense ratios for the Surviving Fund for the current and future fiscal years, if the Merger occurs, may be higher or lower than this projection and depend upon the Surviving Fund's performance, general stock market and economic conditions, net asset levels, stock price and other factors.

    See "Expense Table" below for the current expenses of each Fund and pro forma expenses following the Merger.

    UNREALIZED CAPITAL GAINS/LOSSES. As of May 31, 2000, ETF had approximately $7,677,708 of unrealized capital gains, representing approximately 5.89% of its net assets. As of that same date, EMG had approximately $380,968 of unrealized capital losses, representing approximately 0.25% of its net assets. As of May 31, 2000, ETF had no capital loss carryforwards, while EMG had approximately $48,668,543 of capital loss carryforwards as of November 30, 1999.

    Both Funds will pay their shareholders a cash distribution of substantially all undistributed 2000 net investment income prior to the Effective Date unless such amounts are immaterial. It is expected that any undistributed realized net capital gains, including any that EMG may realize as a result of disposing of portfolio securities to raise funds to finance the Tender Offer, will be offset through the utilization of capital loss carryforwards prior to the Effective Date.

    FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. As a condition to the closing of the Merger, both Funds will receive an opinion of Willkie Farr & Gallagher, counsel to the Funds and CSAM, stating that the Merger will constitute a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, or the Code. Accordingly, neither EMG, ETF nor the shareholders of either Fund will recognize any gain or loss for federal income tax purposes as a result of the Merger, except with respect to the shareholders of ETF who receive cash proceeds from the purchase of fractional share interests by the Surviving Fund. These shareholders will be treated for federal income tax purposes as if they received such fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of EMG shares (including fractional share interests purchased by the Surviving Fund) received by an ETF shareholder will be the same as the holding period and aggregate tax basis of the shares of ETF previously held by the shareholder. The holding period and the aggregate tax basis of the assets received by EMG in the Merger will be the same as the holding period and the tax basis of such assets in the hands of ETF immediately before the Merger. For more information about the tax consequences of the Merger, see "Information About The Merger--Tax Considerations."

    DISCOUNT FROM NET ASSET VALUE. Shares of closed-end funds frequently trade at a market price that is less than the value of the fund's net assets. The possibility that shares of the Surviving Fund will trade at a discount from its net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. Except for limited periods of time, EMG's shares have traded in the market at a discount, and, as of May 15, 2000, the last trading day immediately before the announcement of the Tender Offer, and August 25, 2000, traded at a market price discount of 21.26% and 14.46%, respectively. Similarly, ETF shares have traded in the market at a discount and, as of those same dates, traded at a market price discount of 22.17% and 20.77%, respectively.

    RECENT DISPARITY IN ETF AND EMG DISCOUNT LEVELS. Recently, EMG's market discount has narrowed substantially. Management believes that this narrowing is largely attributable to market activity following the announcement of the 50% Tender Offer and other initiatives described in this Proxy Statement/Prospectus. In contrast, as of the date of this Proxy Statement/Prospectus, ETF's market discount remains at or near higher historical levels. If this pattern continues, the total market value of EMG shares issued to ETF shareholders on the Effective Date will be more than the total market value of ETF shares outstanding immediately prior to the Effective Date, although their total net asset values will be the same (disregarding fractional shares). While the current disparity of market discounts would cause ETF shareholders to receive shares in the Merger with a higher aggregate market value, shareholders should consider that, over time, there has not been a significant disparity between the two Funds' market discount levels. Accordingly, the Boards' recommendations are based on long-term average market discount levels. In other words, the initiatives described in this Proxy Statement/Prospectus have led to a situation that the Boards believe is a temporary aberration, but which could cause a ETF shareholder to receive assets (EMG shares) that are more valuable, from a market value perspective only, than the assets (ETF shares) owned immediately prior to the transaction, if the disparity in discount levels persists at the time of the Merger. This may cause EMG shareholders to experience a reduction in the market value of their holdings. Although there can be no assurance, the Board of Directors of EMG believes that the initiatives described in this Proxy Statement/Prospectus should have a beneficial effect on the discount at which shares of the Surviving Fund trade. The discount level of the Funds may be different at the time the Merger occurs. For more information, see "Additional Information About The Funds--Discount to Net Asset Value."

    EXPENSES OF THE MERGER. In evaluating the proposed Merger, CSAM has estimated the amount of expenses the Funds would incur, including NYSE listing fees, SEC registration fees, financial adviser fees, legal and accounting fees and proxy and distribution costs and expenses incurred in connection with the Tender Offer. The estimated total expenses pertaining to the Merger and the Tender Offer are $1,106,003. The aggregate amount of estimated expenses of the Merger will be allocated equally between the Funds, including the SEC registration fees and the fees for listing additional shares of EMG on the NYSE. However, EMG will be responsible for the estimated expenses of the Tender Offer, and each Fund will be responsible for its pro rata share of the financial advisory fees. This pro rata share will be based on a fraction, the numerator of which is the net assets of the respective Fund as of February 1, 2000 and the denominator of which is the net assets, as of such date, of all the closed-end funds advised by CSAM who have engaged PaineWebber Incorporated, or PaineWebber, as the financial adviser.

    The expenses of the Merger are expected to result in a reduction in ETF's net asset value per share of approximately $0.07, and a reduction in EMG's net asset value per share of approximately $0.03. The expenses related to the Tender Offer, estimated at $220,000, will reduce the net asset value per share of EMG by approximately $0.02.

                                 EXPENSE TABLE

                                                         EMERGING              EMERGING          PRO FORMA
                                                         MARKETS               MARKETS          POST-MERGER
                                                    TELECOMMUNICATIONS      INFRASTRUCTURE      AND TENDER
                                                           FUND                  FUND            OFFER(1)
                                                    ------------------      --------------      -----------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)....         NONE                  NONE               NONE
Dividend Reinvestment and Cash Purchase Plan
  Fees............................................         $  5(2)               $  5(2)            $  5(2)

ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)(3)
Investment Management Fees........................         1.23%(4)              1.30%(4)           0.93%(5)
Interest Payments on Borrowed Funds...............            0                     0                  0
Other Expenses(6).................................         0.88%                 0.90%              0.78%
Total Annual Expenses.............................         2.11%                 2.20%              1.71%

--------------
(1) Assumes that the Tender Offer is fully subscribed.

(2) For optional cash purchases. First time investors are subject to an initial service charge of $10.

(3) The percentages in the above table expressing annual fund operating expenses are based on The Emerging Markets Telecommunications Fund's operating expenses for the fiscal year ended May 31, 2000 and The Emerging Markets Infrastructure's Fund's operating expenses for the fiscal year ended November 30, 1999. "Other Expenses" include fees for shareholder services, custody, legal and accounting services, printing costs, the costs involved in communication with shareholders and the costs of regulatory compliance, maintaining corporate existence and the listing of the shares of common stock on the NYSE. These figures do not reflect the expenses of the Merger or the Tender Offer.

(4) CSAM is contractually entitled to receive 1.25% of the first $100 million of ETF's average weekly net assets, 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million and 1.30% of EMG's average weekly net assets. As of July 1, 2000, the investment advisory fees paid to CSAM by both Funds are based on the Funds' market capitalization rather than net assets whenever the stock price is less than net asset value. Had this fee structure been in effect on November 30, 1999 and May 31, 2000, respectively, the investment management fees for EMG (assuming approval of Proposal 3) and ETF would have been 0.96% and 0.97%, respectively. This calculation is based on an average discount of 20.71% and 21.00% for EMG and ETF, respectively, during 1999. For more information about each Fund's investment management fees, see "Synopsis--Fees and Expenses--The Emerging Markets Telecommunications Fund" and "Synopsis--Fees and Expenses--The Emerging Markets Infrastructure Fund."

(5) Assumes approval of Proposal 3 and is based on ETF's average discount of 21.00% for the fiscal year ended May 31, 2000. Based on no discount and the highest discount of 26.71% experienced during the fiscal year ended May 31, 2000, the pro forma investment management fees would have been 1.18% and 0.87%, respectively.

(6) Includes Administration Fees.

    EXAMPLE. The purpose of the following example is to help you understand the costs and expenses you may bear as an investor. This example is based on the level of total annual operating expenses for each Fund listed in the table above, the total expenses relating to a $10,000 investment, assuming a 5% annual return and reinvestment of all dividends and distributions. Shareholders do not pay these expenses directly; they are paid by the Funds before they distribute net investment income to shareholders. This example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual returns may vary.

                                                                                                 PRO FORMA
                                                                                                POST-MERGER
                                        THE EMERGING MARKETS         THE EMERGING MARKETS       AND TENDER
                                       TELECOMMUNICATIONS FUND       INFRASTRUCTURE FUND           OFFER
                                       -----------------------       --------------------       -----------
1 Year...............................          $  214                       $  223                 $  174
3 Years..............................          $  661                       $  688                 $  539
5 Years..............................          $1,134                       $1,180                 $  928
10 Years.............................          $2,441                       $2,534                 $2,019

    PERFORMANCE. The table below provides performance data for period ended May 31, 2000 for ETF and the period ended November 30, 1999 for EMG based on each Fund's net asset value and market value. Past performance is not a guarantee of future results, and it is not possible to predict whether or how investment performance will be affected by the Merger. The seven-year comparison has been included to illustrate the comparative performance of both Funds during a period which closely approximates the period during which both Funds were in existence.

                                                         THE EMERGING MARKETS                THE EMERGING MARKETS
                                                        TELECOMMUNICATIONS FUND               INFRASTRUCTURE FUND
                                                      ---------------------------         ---------------------------
                                                                         AVERAGE                             AVERAGE
                                                      CUMULATIVE          ANNUAL          CUMULATIVE          ANNUAL
                                                      ----------         --------         ----------         --------
Net Asset Value      One Year...................         51.40%           51.40%             34.40%           34.40%
                     Three Year.................         29.64%            9.03%              3.40%            1.12%
                     Five Year..................         70.12%           11.20%             (1.06)%          (0.21)%
                     Seven Year.................         64.65%            8.08%               N/A              N/A
                     Since inception (1)........        178.32%           13.76%              0.94%            0.16%

Market Value         One Year...................         37.58%           37.58%             30.93%           30.93%
                     Three Year.................         18.18%            5.71%             (9.73)%          (3.35)%
                     Five Year..................         35.38%            6.22%            (17.28)%           3.72%
                     Seven Year.................         (4.06)%          (0.64)%              N/A              N/A
                     Since inception (1)........        103.14%            9.33%            (29.56)%          (5.75)%

--------------

(1) ETF commenced operations on June 25, 1992. EMG commenced operations on December 29, 1993.

                              FINANCIAL HIGHLIGHTS

    The tables below are intended to help you understand the financial performance of ETF and EMG. This information is derived from financial and accounting records of each Fund.

    This information has been audited, except as noted, by PricewaterhouseCoopers LLP, the Funds' independent public accountants, whose reports, along with the Funds' financial statements, are incorporated herein by reference and included in the Funds' Annual and Semi-Annual Reports to Shareholders. The Annual and Semi-Annual Reports may be obtained without charge by writing to Shareholder Communications Corporation, 17 State Street, New York, New York 10004, or by calling 1-(800) 403-7916.

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              FINANCIAL HIGHLIGHTS

    The following table includes per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                     FOR THE FISCAL YEARS ENDED MAY 31,
                                       ---------------------------------------------------------------
                                         2000       1999       1998       1997       1996       1995
                                       --------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period.............................  $  12.12   $ 16.36    $  21.53   $  20.94   $  19.20   $  20.90
                                       --------   -------    --------   --------   --------   --------
Net investment income/(loss).........     (0.20)#   (0.04)#     (0.06)      0.10       0.27       0.11
Net realized and unrealized
  gain/(loss) on investments and
  foreign currency related
  transactions.......................      6.14     (2.41)      (1.40)      2.86       1.91       0.01
                                       --------   -------    --------   --------   --------   --------
Net increase/(decrease) in net assets
  resulting from operations..........      5.94     (2.45)      (1.46)      2.96       2.18       0.12
                                       --------   -------    --------   --------   --------   --------
Dividends and distributions to
  shareholders:
  Net investment income..............        --        --       (0.09)     (0.27)     (0.04)     (0.04)
  Net realized gain on investments
    and foreign currency related
    transactions.....................        --     (1.96)      (3.62)     (2.10)     (0.40)     (1.78)
                                       --------   -------    --------   --------   --------   --------
Total dividends and distributions to
  shareholders.......................        --     (1.96)      (3.71)     (2.37)     (0.44)     (1.82)
                                       --------   -------    --------   --------   --------   --------
Anti-dilutive impact due to shares of
  beneficial interest repurchased....      0.29      0.17          --         --         --         --
                                       --------   -------    --------   --------   --------   --------
Net asset value, end of period.......  $  18.35   $ 12.12    $  16.36   $  21.53   $  20.94   $  19.20
                                       ========   =======    ========   ========   ========   ========
Market value, end of period..........  $  13.50   $ 9.813    $ 13.000   $ 17.375   $ 17.375   $ 17.750
                                       ========   =======    ========   ========   ========   ========
Total investment return (a)..........     37.58%    (9.99)%     (4.57)%    14.31%      0.21%    (13.94)%
                                       ========   =======    ========   ========   ========   ========

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000
  omitted)...........................  $130,300   $94,026    $138,023   $181,627   $176,628   $161,925
Ratio of expenses to average net
  assets (b).........................      2.24%     2.09%       2.32%      1.90%      1.77%      1.89%
Ratio of expenses to average net
  assets, excluding taxes............      2.04%     2.01%       1.82%      1.82%        --         --
Ratio of net investment income/(loss)
  to average net assets..............     (1.15)%   (0.33)%     (0.29)%     0.52%      1.40%      0.53%
Portfolio turnover rate..............    113.75%   179.66%     162.58%     42.14%     27.71%     14.29%

                                                                                    FOR THE PERIOD
                                                                                    JUNE 25, 1992*
                                                              FOR THE FISCAL YEAR      THROUGH
                                                              ENDED MAY 31, 1994     MAY 31, 1993
                                                              -------------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period........................       $  14.95            $  13.84**
                                                                   --------            --------
Net investment income/(loss)................................           0.13                0.16
Net realized and unrealized gain/(loss) on investments and
  foreign currency-related transactions.....................           7.03+               1.20
                                                                   --------            --------
Net increase/(decrease) in net assets resulting from
  operations................................................           7.16                1.36
                                                                   --------            --------
Dividends and distributions to shareholders:
  Net investment income.....................................          (0.15)              (0.14)
  Net realized gain on investments and foreign
    currency-related transactions...........................          (1.06)              (0.11)
                                                                   --------            --------
Total dividends and distributions to shareholders...........          (1.21)              (0.25)
                                                                   --------            --------
Anti-dilutive impact due to shares of beneficial interest
  repurchased...............................................             --                  --
                                                                   --------            --------
Net asset value, end of period..............................       $  20.90            $  14.95
                                                                   ========            ========
Market value, end of period.................................       $ 22.750            $ 14.500
                                                                   ========            ========
Total investment return (a).................................          64.74%               5.85%
                                                                   ========            ========

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).....................       $176,253            $125,338
Ratio of expenses to average net assets (b).................           1.81%               1.99%(c)
Ratio of expenses to average net assets, excluding taxes....             --                  --
Ratio of net investment income to average net assets........           0.63%               2.02%(c)
Portfolio turnover rate.....................................          43.98%              22.55%

----------------
*   Commencement of investment operations.

** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.11 per share.

+ Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in January 1994.

#  Based on average shares outstanding.

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.

(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.

(c) Annualized.

                 THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
                              FINANCIAL HIGHLIGHTS

    The following table includes per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                                                                       FOR THE
                                           FOR THE                                                                      PERIOD
                                         SIX MONTHS                                                                  DECEMBER 29,
                                            ENDED                                                                       1993*
                                           MAY 31,                FOR THE FISCAL YEARS ENDED NOVEMBER 30,              THROUGH
                                            2000          --------------------------------------------------------   NOVEMBER 30,
                                         (UNAUDITED)        1999        1998        1997        1996        1995         1994
                                         -----------      --------    --------    --------    --------    --------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...   $  12.67        $  9.60     $ 14.69     $ 13.39     $ 11.60     $ 14.17      $  13.89**
                                          --------        --------    --------    --------    --------    --------     --------
Net investment income/(loss)...........      (0.04)+        (0.05)+      0.08        0.07        0.12        0.07         (0.01)
Net realized and unrealized gain/(loss)
  on investments and foreign currency
  related transactions.................       0.79           2.97       (4.71)       1.32        1.76       (2.59)         0.29
                                          --------        --------    --------    --------    --------    --------     --------
Net increase/(decrease) in net assets
  resulting from operations............       0.75           2.92       (4.63)       1.39        1.88       (2.52)         0.28
                                          --------        --------    --------    --------    --------    --------     --------
Dividends and distributions to
  shareholders:
  Net investment income................         --          (0.16)      (0.03)      (0.09)      (0.09)      (0.03)           --
  Net realized gain on investments and
    foreign currency related
    transactions.......................         --          --          (0.43)      --          --          (0.02)           --
                                          --------        --------    --------    --------    --------    --------     --------
Total dividends and distributions to
  shareholders.........................         --          (0.16)      (0.46)      (0.09)      (0.09)      (0.05)           --
                                          --------        --------    --------    --------    --------    --------     --------
Anti-dilutive effect of Tender Offer...         --           0.14       --          --          --          --               --
Anti-dilutive effect of the Share
  Repurchase Program...................       0.21           0.17       --          --          --          --               --
                                          --------        --------    --------    --------    --------    --------     --------
Total anti-dilutive effect of Tender
  Offer and the Share Repurchase
  Program..............................       0.21           0.31       --          --          --          --               --
                                          --------        --------    --------    --------    --------    --------     --------
Net asset value, end of period.........   $  13.63        $ 12.67     $  9.60     $ 14.69     $ 13.39     $ 11.60      $  14.17
                                          ========        ========    ========    ========    ========    ========     ========
Market value, end of period............   $  11.00        $  9.563    $  7.440    $ 11.250    $ 10.750    $  9.750     $  11.88
                                          ========        ========    ========    ========    ========    ========     ========
Total investment return (a)............      15.03%         30.93%     (29.60)%      5.46%      11.11%     (17.49)%      (14.87)%
                                          ========        ========    ========    ========    ========    ========     ========

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000
  omitted).............................   $152,360        $150,362    $154,670    $236,536    $215,735    $186,921     $228,171
Ratio of expenses to average net assets
  #....................................       2.45%(b)       2.33%       2.07%       2.02%       1.81%       1.83%         2.02%(b)
Ratio of expenses to average net
  assets, excluding taxes..............       2.22%(b)       2.31%       1.91%       1.83%      --          --             1.96%(b)
Ratio of net investment income/(loss)
  to average net assets................      (0.56)%(b)     (0.40)%      0.72%       0.46%       0.90%       0.65%        (0.13)%(b)
Portfolio turnover rate................      68.82%        109.09%     169.85%     108.68%      23.89%      13.73%        24.63%

------------------
*   Commencement of investment operations.

** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.06 per share.

+   Based on average shares outstanding.

# Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.

(b) Annualized.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

    Both ETF and EMG invest in equity securities of companies in emerging countries and, accordingly, are subject to many of the same investment risks. ETF and EMG currently, however, are also subject to certain risks which are specific to the telecommunications and infrastructure industry, respectively. The current investment risks of each of the Funds are described below.

TELECOMMUNICATIONS COMPANIES

    Telecommunications companies are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to rapid price volatility. In addition, telephone services are experiencing increasing competition from cellular telephone services. All telecommunications companies are subject to the additional risk that technological innovations will make their products and services obsolete. While telephone companies may pay an above average dividend, ETF's investment decisions are based upon capital appreciation potential rather than income considerations.

    In virtually every country, certain aspects of the telecommunications industry are subject to some government regulation. The nature and scope of such regulation generally is subject to political forces and market considerations, the effect of which cannot be predicted. Such regulation can have significant effects upon the operations of a telecommunications venture. It is difficult to predict the directions, types or effects of future telecommunications-related regulation.

    Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge. Service providers may also be subject to regulations regarding ownership and control, providers of services, subscription rates and technical standards.

INFRASTRUCTURE COMPANIES

    Infrastructure companies in emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. Competitive pressures are intense and the securities of such companies may be subject to increased share price volatility. In addition, certain infrastructure companies are subject to the risk that technological innovations will make their services obsolete. While certain infrastructure companies in a number of emerging countries may pay an above average dividend, EMG's investment decisions are based upon capital appreciation potential rather than income considerations.

    In virtually every country, certain industries providing infrastructure services, including those engaged in the generation, transmission or distribution of electricity or gas, telecommunications and transportation, are subject to governmental regulation. The nature and scope of such regulation generally is subject to political forces and market considerations, the effect of which cannot be predicted. Certain governments have taken measures to foster infrastructure companies because of the importance of these companies to the development of their economies. However, government regulation of certain infrastructure companies, such as telecommunications companies, typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. Government regulation can have significant effects upon the operations of an infrastructure company. It is not possible to predict the directions, type or effects of future regulation, any of which could have a material adverse effect on EMG and its investments.

INVESTMENT CONTROLS

    Foreign investment in the securities of emerging countries issuers is restricted or controlled to varying degrees. These restrictions or controls at times may limit or preclude foreign investment in certain emerging countries issuers and increase the costs and expenses of the Funds. For example, certain countries:

    - require governmental approval prior to investment by foreign persons,

    - limit the amount of investment by foreign persons in a particular company,

    - limit investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than the classes available for purchase by domiciliaries of the countries, and/or

    - impose additional taxes on foreign investors.

    Certain emerging countries may also restrict investment opportunities in issuers in industries deemed important to national interests. Some countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

    Delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as restrictions on the Funds' investments could adversely affect the Funds. Investing in local markets in emerging countries may require the Funds to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Funds. If for any reason the Funds were unable to distribute substantially all of their investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Funds would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code. For more information, see "Taxation" in the SAI.

MARKET ILLIQUIDITY; VOLATILITY; SMALLER MARKET CAPITALIZATION

    The securities markets of emerging countries are substantially smaller, less liquid and more volatile than the major securities markets around the world. A limited number of persons may hold a high proportion of the shares of many emerging countries companies, which may limit the number of shares available for investment by the Funds. A limited number of issuers in most, if not all, emerging countries' securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of emerging countries securities markets may also affect each Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, certain emerging countries' securities markets are susceptible to the influence of large investors trading significant blocks of securities or large dispositions of securities resulting from the failure to meet margin calls when due.

    In addition to their smaller size, lesser liquidity and greater volatility, emerging countries' securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a low level of monitoring and regulation of the markets and the activities of investors in such markets and the enforcement of existing regulations has been extremely limited.
Consequently:

    - other market participants' anticipation of a Fund's investing,

    - trading by persons with material, non-public information, and

    - securities transactions by brokers in anticipation of transactions by a Fund in particular securities can affect the prices for investments acquired by a Fund. Commissions and other transaction costs on most, if not all, emerging countries securities exchanges are generally higher than in the United States.

CURRENCY DEVALUATIONS AND FLUCTUATIONS

    The Funds normally invest principally in securities denominated in currencies of emerging countries. CSAM generally does not seek to hedge against declines in the value of the Funds' non-dollar denominated portfolio securities resulting from currency devaluations or fluctuations. Accordingly, a change in the value of currencies in which each Fund's investments are denominated against the U.S. dollar will result in a corresponding change in the U.S. dollar value of each Fund's assets. This change will also affect each Fund's income and net asset value. The Funds compute income on the date of its receipt by the respective Fund at the exchange rate in effect with respect to the relevant currency on that date. Each Fund pays most expenses and makes distributions necessary to maintain its status as a regulated investment company for U.S. federal income tax purposes in U.S. dollars. In order to pay such expenses and make such distributions each Fund may have to liquidate securities denominated in one or more of the currencies of the emerging countries in which each Fund invests. If the value of a currency in which the securities so liquidated are denominated declines relative to the U.S. dollar between the time when the income of a dollar-denominated expense item is accrued and date when the expense is paid or the distribution is made, the Fund may have to liquidate more investment securities than would otherwise have been the case. There can be no assurance that the Funds will be able to liquidate securities for these purposes, but the Funds are permitted to borrow money to pay expenses outside of the emerging countries and to make distributions required to maintain their status as regulated investment companies for U.S. tax purposes.

    Many of the currencies of emerging countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have at times been made in certain of these currencies.

CURRENCY HEDGING

    CSAM generally does not seek to hedge against a decline in the value of either Fund's non-dollar-denominated portfolio securities resulting from currency devaluations or fluctuations. The Funds will be subject to risk of changes in the value of the emerging countries currencies in which their assets are denominated in relation to the U.S. dollar unless they engage in currency hedging transactions. If suitable hedging instruments are available on a timely basis and on acceptable terms, CSAM may, in its discretion, hedge all or part of the value of the Funds' non-dollar-denominated portfolio securities, although it is not obligated to do so. The Funds may, from time to time, seek to protect, during the period prior to the remittance, the value of the amount of interest, dividends and net realized capital gains received or to be received in a local currency that they intend to remit out of an emerging country. The Funds seek this protection by investing in U.S. dollar-denominated debt securities of the emerging country and/or participating in the forward currency market for the purchase of U.S. dollars in that country. There can be no guarantee that efforts to hedge against a currency devaluation or fluctuation will be effective or that suitable U.S. dollar-denominated investments will be available at the time when CSAM wishes to use them to hedge amounts to be remitted. Moreover, shareholders should be aware that:

    - dollar-denominated securities may not be available in some or all emerging countries,

    - the forward currency market for the purchase of U.S. dollars in most, if not all, emerging countries is not highly developed, and

    - in certain emerging countries no forward market for foreign currencies currently exists or such market may be closed to investment by the Funds.

INFLATION

    Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

ECONOMIC AND POLITICAL RISKS

    The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in several respects, including:

    - general development,

    - wealth distribution,

    - rate of inflation,

    - volatility of the rate of growth of gross domestic product,

    - capital reinvestment,

    - resource self-sufficiency, and

    - balance of payments position

    Governments of many emerging countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. As a result, government actions in the future could have a significant effect on economic conditions in a emerging country, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in each Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other developments, such as military coups, have occurred in the past in certain emerging countries. These conditions or events could adversely affect the assets of each Fund held in particular emerging countries should they recur. Each Fund may also experience greater difficulty in its ability to protect and enforce its rights against governmental and private entities in certain emerging countries.

    Since 1982, some emerging countries, including Argentina, Brazil, Chile and Mexico, have experienced difficulty servicing their sovereign debt obligations. As a result, some of these countries have entered into agreements to restructure these debts, in particular commercial bank loans, typically by rescheduling principal payments, reducing interest rates and principal amounts and extending new credit to finance interest payments on existing debt. Some emerging countries governmental issuers have not made payments of interest on or principal of their debt obligations as such payments have come due. Obligations arising from past restructuring agreements have affected, and those arising from future restructuring agreements may affect, the economic performance and political and social stability of certain emerging countries.

REPORTING STANDARDS

    Companies in emerging countries are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. The assets and profits appearing on the financial statements of a company in an emerging country may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for companies that keep accounting records in local currency, inflation accounting rules in some emerging countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. This means that certain balance sheet items may be adjusted up or down to take into account the effects of inflation. Inflation accounting may indirectly generate losses or profits. Consequently, data concerning securities of issuers in emerging countries may be materially affected by restatements for inflation and may not accurately reflect the real conditions of companies and securities markets. There is often substantially less publicly available information about emerging countries companies and the governments of emerging countries than there is about U.S. companies and the U.S. Government. These risks are generally magnified in the case of investments in non-publicly traded securities.

PRIVATIZATIONS

    The Funds anticipate investment in telecommunications and infrastructure companies, as applicable, that have been or will be transferred from government to private ownership. Many of these telecommunications and infrastructure companies have underdeveloped or obsolete technologies and equipment. It is impossible to predict whether any further privatizations will take place or what the terms or effects of such privatizations may be. There can be no assurance that any privatizations will be undertaken or, if undertaken, that such plans will be successfully completed or even completed at all. There also can be no assurance that, if a privatization is undertaken on a private placement basis, the Funds will have the opportunity to participate in the investing consortium. Investors should also be aware that changes in governments or economic factors could result in a change in an emerging country's policies on privatization.

TAXATION

    Taxation of dividends, interest and capital gains received by non-residents varies among emerging countries and, in some cases, is comparatively high. In addition, emerging countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Funds could in the future become subject to local tax liability that the Funds may not have reasonably anticipated in conducting their investment activities or valuing their assets.

LITIGATION

    The Funds and their shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

FRAUDULENT SECURITIES

    It is possible, particularly in emerging countries markets, that the Funds may purchase securities that may subsequently be found to be fraudulent or counterfeit and as a consequence could result in losses.

SETTLEMENT RISKS

    Settlement systems in emerging countries markets are generally less well organized than in developed markets. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Funds may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made before receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank through whom the relevant transaction is effected might result in losses for the Funds. The Funds will seek, where possible, to use reputable financial institutions to reduce this risk. However, there can be no certainty that the Funds will be able to use banks or brokers with reputable financial status to reduce this risk. Moreover, there can be no certainty that the Funds will be successful in eliminating this risk, particularly as banks or brokers operating in emerging countries markets frequently lack the substance or financial resources of those in more developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund.

INVESTMENTS IN NON-PUBLICLY TRADED SECURITIES

    Although the Funds invest primarily in equity securities of publicly traded companies in emerging countries, they may, subject to local investment limitations, invest in unlisted emerging countries equity securities, including investments in new and early stage companies. Investments in unlisted equity securities may involve a high degree of business and financial risk and may result in substantial losses. ETF may invest up to 25% of its assets, and EMG may invest up to 30% of its assets, in unlisted equity securities. Currently, no liquid trading market exists for these investments, and, as such, the Funds may take longer to liquidate these positions than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Funds. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies with publicly traded securities.

MARKET VALUE AND NET ASSET VALUE

    Shares of closed-end investment companies frequently trade at a discount from net asset value. Trading at a discount is a risk separate and distinct from the risk that the net asset value of each Fund will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for shareholders who wish to sell their shares in a relatively short period of time because for those shareholders, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Although each Fund's shares have at times been traded in the market above net asset value, since the commencement of its operations, each Fund's shares have generally traded in the market at a discount to net asset value. Neither Fund's shares are subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares in a Fund on any exchange where such shares are then listed at the then current market value, which may differ from the then current net asset value.

NON-DIVERSIFIED STATUS

    Both Funds are classified as non-diversified investment companies under the Investment Company Act. Non-diversified investment companies are not limited by the Investment Company Act in the proportion of assets that may be invested in the securities of a single issuer. Both Funds, however, are subject to local laws which limit investments in a single issuer and the diversification requirements imposed by the Code for qualification as a regulated investment company. As a non-diversified investment company, each Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities.

CHARTER PROVISIONS

    Certain provisions of each Fund's Articles of Incorporation and By-Laws may inhibit that Fund's possible conversion to open-end status and limit the ability of other persons to acquire control of that

Fund's Board of Directors. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.

OPERATING EXPENSES

    Each Fund's annual operating expenses are higher than those of many other investment companies of comparable size. However, management of each Fund believes these operating expenses are comparable to expenses of other closed-end management investment companies that invest primarily in the securities of emerging countries.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

    ORGANIZATION. ETF and EMG are both closed-end, non-diversified management investment companies registered under the Investment Company Act. Both Funds are organized as corporations under the laws of the State of Maryland. Each Fund is managed and advised by CSAM, formerly known as BEA Associates. The shares of common stock of each Fund are listed and trade on the NYSE under the symbols "ETF" and "EMG", respectively. Upon the Effective Date, EMG's name will change to "The Emerging Markets Telecommunications Fund, Inc." and after the Merger, the Surviving Fund's shares will trade on the NYSE under the symbol "ETF", while ETF's shares will be delisted and ETF will cease to exist.

    The shares of common stock of each Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and dissolution. Each Fund's shares of common stock are fully paid and non-assessable and have no preemptive, conversion or other subscription rights. Fluctuations in the market price of the Fund's shares is the principal investment risk of an investment in either Fund. Portfolio management, market conditions, investment policies and other factors affect such fluctuations. Although currently the investment objectives, policies and restrictions of the Funds are similar, there are differences between them, as discussed below. There can be no assurance that either Fund will achieve its stated objective.

    PROPOSED CHANGE IN INVESTMENT POLICIES. Shareholders of EMG are being asked to approve a change in EMG's fundamental investment policy to permit the Surviving Fund, under normal conditions, (i) to invest at least 65% of its total assets in equity securities of telecommunications companies in emerging markets, and (ii) to invest a substantial portion of its remaining assets, under normal market conditions (up to 25% of its total assets), in equity securities of companies that provide other essential services in the development in an emerging country's infrastructure and will benefit from macroeconomic growth in an emerging country, but whose growth is not directly linked to favorable changes in commodity prices. EMG currently invests, under normal conditions, at least 70% of its total assets in equity securities of infrastructure companies in emerging countries. In addition, EMG's Board of Directors has agreed to modify EMG's current non-fundamental investment policies to conform to the non-fundamental investment policies of ETF. See "Proposal 2 (Emerging Markets Infrastructure Fund Shareholders Only): Approval of Change in Fundamental Investment Policy."

    CURRENT INVESTMENT OBJECTIVES. Long-term capital appreciation is the principal investment objective of each Fund. ETF seeks to achieve this investment objective by investing primarily in equity securities of emerging countries telecommunications companies and companies that provide other essential services in the development of an emerging country's infrastructure. EMG seeks to achieve this investment objective by investing primarily in equity securities of infrastructure companies in emerging countries and companies that manufacture products on behalf of or service infrastructure companies in emerging countries. The investment objective of each Fund is a fundamental policy of each Fund and cannot be changed without the approval of the holders of a "majority of each Fund's outstanding voting securities," as defined above under "General."

    No assurance can be given that either Fund's investment objective will be achieved.

    COMPARISON OF CURRENT INVESTMENT POLICIES. While each Fund seeks long-term capital appreciation as its principal objective, each Fund seeks to achieve this objective in different ways. The following table highlights certain significant differences between the Funds' investment policies:

        INVESTMENT POLICIES                           ETF                                    EMG
------------------------------------  ------------------------------------   ------------------------------------
Fundamental Investment Policy         Investment of at least 65% of its      Investment of at least 70% of its
                                      total assets in equity securities of   total assets in equity securities of
                                      telecommunications companies in        infrastructure companies in emerging
                                      emerging countries                     countries

% of Assets That May Be Invested in   Up to 25%                              Up to 30%
Equity Securities of Companies
Related to an Emerging Country's
Infrastructure

% of Assets That May Be Invested in   Up to 25%                              Up to 30%
Unlisted Equity Securities
(Including Investments in New and
Early Stage Companies)

% of Assets That May Be Invested in   To the extent not invested as          Not applicable
Corporate or Government Debt          described above
Securities of Emerging Market
Issuers

    ETF's policy, under normal market conditions, is to invest at least 65% of its total assets in equity securities of telecommunications companies in emerging markets. ETF may also invest a substantial portion of its remaining assets, up to 25% of its total assets under normal market conditions, in equity securities of companies that provide other essential services in the development of an emerging country's infrastructure and will benefit from macroeconomic growth in an emerging country, but whose growth is not directly linked to favorable changes in commodity prices.

    EMG's policy, under normal market conditions, is to invest at least 70% of its total assets in equity securities of infrastructure companies in emerging countries. EMG may also invest up to 30% of its total assets in equity securities of companies that manufacture products on behalf of or service infrastructure companies in emerging countries.

    The policies and the investment limitations enumerated above and those described in the SAI under the caption "Investment Restrictions" are fundamental and may not be changed without the approval of a majority of each Fund's outstanding voting securities. All other policies and percentage limitations of each Fund as described below may be modified by that Fund's Board of Directors if, in the reasonable exercise of its business judgment, it determines that modification is necessary or appropriate to carry out that Fund's investment objective.

    ETF may also seek to invest in equity securities of telecommunications companies in developed countries when these securities, in the opinion of CSAM, have investment characteristics similar to emerging country telecommunications companies. In determining if the securities of a telecommunications company in a developed country have investment characteristics similar to those of emerging country telecommunications companies, CSAM will consider whether the potential for growth in such company is similar to that of telecommunications companies in emerging countries, based on analysis and comparison of such factors as earnings potential, ratio of revenue per employee and revenue per telephone line, the density of telephone lines per household, management performance and other pertinent measurements.

    Both Funds define emerging countries as countries which are generally considered to be emerging or developing by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by its authorities as emerging or developing, at the time of the investment. The countries that are not considered emerging countries include: Australia; Austria; Belgium; Canada; Denmark; Finland; France; Germany; Ireland; Italy; Japan; Luxembourg; Netherlands, New Zealand; Norway; Spain; Sweden; Switzerland; United Kingdom; and the United States.

    An emerging country equity security is defined as:

    - common stock and preferred stock (including convertible preferred stock),

    - bonds, notes and debentures convertible into common or preferred stock,

    - stock purchase warrants and rights,

    - equity interests in trusts and partnerships, and

    - American, Global or other types of Depositary Receipts of companies: (i) the principal securities trading market for which is an emerging country;
      (ii) whose principal trading market is in any country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in emerging countries; or (iii) that are organized under the laws of, and with a principal office in, an emerging country.

Determinations as to eligibility will be made by the Funds based on publicly available information and inquiries made to the companies. (See "Risk Factors and Special Considerations" for a discussion of the nature of information publicly available for non-U.S. companies.)

    In addition, ETF's definition of emerging country equity securities also includes securities of companies that may have characteristics and business relationships common to companies in a country or countries other than an emerging country. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other countries, as well as to an emerging country.

    Many of the companies in which the Funds invest may be in the early stages of their growth cycle and/or may have only recently been privatized. Accordingly, the Funds anticipate that certain investments (up to 25% of its total assets in the case of ETF and 30% of its total assets in the case of EMG, at the time of purchase) will be in equity securities of closely-held companies or private placements of public companies, where CSAM anticipates that a liquid market will develop for these securities within a period of two to five years from the date such securities are acquired by such Fund. Securities that are not publicly traded in the United States but that can be sold to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act, will not be subject to these percentage limitations if the Fund's Board of Directors determines on an ongoing basis that an adequate trading market exists for these securities. The Board of Directors of either Fund may adopt guidelines and delegate to CSAM the function of determining and monitoring the liquidity of Rule 144A securities, although the Board of Directors will retain ultimate responsibility for any determination regarding an adequate market for Rule 144A securities.

    The governments of some emerging countries have been engaged in "privatization" programs which involve the sale of part or all of their stakes in government owned or controlled enterprises. CSAM believes that privatizations may offer shareholders opportunities for significant capital appreciation and intends to invest assets of each Fund in privatizations in appropriate circumstances. In certain emerging countries, the ability of foreign entities, such as the Funds, to participate in privatizations may be limited by local law. In addition, the terms on which the Funds may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that the governments of emerging countries will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

    To the extent its assets are not invested as described above, ETF may invest the remainder of its assets in:

    - debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country,

    - equity or debt securities of corporate or governmental issuers located in developed countries, and

    - short-term and medium-term debt securities of the type described below under "Temporary Investments."

    ETF's assets may be invested in debt securities when CSAM believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. The debt securities in which ETF may invest include:

    - bonds,

    - notes,

    - bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances),

    - commercial paper,

    - repurchase agreements, and

    - assignments of loans and loan participations.

    In addition, for temporary defensive purposes, ETF and EMG may invest less than 65% and 70%, respectively, of their total assets in equity securities of telecommunications and infrastructure companies, respectively, in emerging countries, in which case the Funds may invest in debt securities of the kind described under "Temporary Investments" below. In addition, ETF may acquire assignments of, and participations in, loans.

    TEMPORARY INVESTMENTS. During periods in which CSAM believes changes in economic, financial or political conditions make it advisable, the Funds may for temporary defensive purposes reduce their holdings in equity and other securities and invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash.

    Each Fund may invest in the following short-term instruments:

    - obligations of the U.S. Government, its agencies or instrumentalities (including repurchase agreements with respect to these securities),

    - bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. banks and foreign banks denominated in any currency,

    - floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations located in countries that are members of the Organization for Economic Cooperation and Development,

    - obligations of U.S. corporations that are rated no lower than A-2 by Standard & Poor's Rating Group or P-2 by Moody's Investor Services or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by CSAM, and

    - shares of money market funds that are authorized to invest in short-term instruments described above.

    CURRENCY TRANSACTIONS. CSAM generally does not seek to hedge against declines in the value of the Funds' non-dollar-denominated portfolio securities resulting from currency devaluations or fluctuations. If suitable hedging instruments are available on a timely basis and on acceptable terms, CSAM may, in its discretion, hedge all or part of the value of the Funds' non-dollar-denominated portfolio securities, although it is not obligated to do so. Each Fund will be subject to the risk of changes in value of the currencies of the emerging countries in which their assets are denominated, unless they engage in hedging transactions. For a more detailed description of each Fund's currency transactions, see "Comparison of Investment Objectives and Policies--Currency Transactions" in the SAI.

    CURRENCY CONVERTIBILITY. Neither Fund intends to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless that Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or that Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by that Fund.

    DEPOSITARY RECEIPTS. Both Funds may invest indirectly in securities of emerging country issuers through sponsored or unsponsored American Depositary Receipts, or ADRs, Global Depositary Receipts, or GDRs, and other types of Depositary Receipts (which, together with ADRs and GDRs, are referred to in this Proxy Statement/Prospectus as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Funds' investment policies, the Funds' investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

    PORTFOLIO TURNOVER RATE. Neither Fund engages in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. It is not anticipated that the annual portfolio turnover rate of the Surviving Fund following the Merger will exceed 85%. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes. ETF's portfolio turnover rates for the fiscal years ended May 31, 2000 and 1999 were 113.75% and 179.66%, respectively. EMG's portfolio turnover rates for the fiscal years ended November 30, 1999 and 1998 were 109.09% and 169.85%, respectively. The higher EMG portfolio turnover rate for the fiscal year ended November 30, 1998 is attributable to the Fund's increased investment activity in Asia during that year. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

    BORROWING. Borrowing increases exposure to capital risk, and borrowed funds are subject to interest costs that may offset or exceed the return earned on investment of the amounts borrowed. Nevertheless, both Funds are authorized to borrow money from banks for the following reasons:

    - for temporary or emergency purposes,

    - for such short-term credits as may be necessary for the clearance or settlement of transactions,

    - to finance repurchases of its shares in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed),

    - to pay any dividends required to be distributed to maintain the Fund's qualification as a regulated investment company under the Code or otherwise avoid taxation under the Code, or

    - to pay Fund expenses outside of the emerging countries, and not for the purpose of leveraging.

    Additional investments will not be made when borrowings exceed 5% of the Fund's total assets. The Fund may pledge its assets to secure such borrowings. For the purpose of this investment restriction, collateral arrangements with respect to the writing of options or the purchase or sale of future contracts or related options or forward currency contracts are not deemed a pledge of assets or the issuance of a senior security.

    FUNDAMENTAL POLICIES. Each Fund has "fundamental" investment policies which may not be changed without the prior approval of the holders of a majority of each Fund's outstanding voting securities (as defined under the Investment Company Act), and "non-fundamental" investment policies which may be modified by each Fund's Board of Directors if, in the reasonable exercise of its business judgment, the Board determines that modification is necessary or appropriate to carry out that Fund's investment objective. Following is a description of the Funds' current fundamental investment policies which are substantially similar:

        1. Neither Fund may invest more than 25% of the total value of its assets in a particular industry. This restriction does not apply to investments in U.S. Government securities.

        2. Neither Fund may issue senior securities, borrow money or pledge its assets, except that either Fund may borrow from a lender for the reasons specified above under "--Borrowing."

        3. Neither Fund may lend money to other persons except through the purchase of debt obligations, loans or participation interests in loans, and the entering into of repurchase agreements or reverse repurchase agreements consistent with applicable regulatory requirements, in each case consistent with the Fund's investment objective and policies.

        4. Neither Fund may make short sales of securities or maintain a short position in any security.

        5. Neither Fund may purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging securities.

        6. Neither Fund may underwrite securities of other issuers, except insofar as either Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

        7. Neither Fund may purchase or sell commodities or real estate, except that either Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

        8. Neither Fund may make investments for the purpose of exercising control over, or management of, the issuers of any securities.

    In addition to the foregoing restrictions, each Fund is subject to investment limitations, portfolio diversification requirements and other restrictions imposed by certain emerging countries in which it invests.

    Under the Investment Company Act, neither Fund may:

    - invest more than 5% of its total assets in the securities of any one investment company, nor

    - acquire more than 3% of the outstanding voting securities of any such company.

    In addition, the Funds may not invest more than 10% of their total assets in securities issued by all investment companies. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the company's advisory, sub-advisory and administrative fees with respect to assets so invested.

                       UNITED STATES FEDERAL INCOME TAXES

    The following is a brief summary of certain United States federal income tax issues that apply to each Fund. Shareholders should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of each Fund's shares, as well as tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

    Each Fund has qualified, and intends to continue to qualify and elect to be treated, as a regulated investment company, or RIC, for each taxable year under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders.

    Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryovers. The Funds currently expect to distribute any such excess annually to their shareholders. However, if either Fund retains for investment an amount equal to its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax, currently at a rate of 35%, on the amount retained. In that event, that Fund expects to designate such retained amounts as undistributed capital gains in a notice to its shareholders who:

    - will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount,

    - will be entitled to credit their proportionate shares of the 35% tax paid by that Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and

    - will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

    Income received by the Funds from sources within countries other than the United States may be subject to withholding and other taxes imposed by such countries, which will reduce the amount available for distribution to shareholders. If more than 50% of the value of either Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass-through" to shareholders the amount of foreign income and similar taxes it has paid. Pursuant to this election, shareholders of the electing Fund will be required to include in gross income (in addition to the full amount of the taxable dividends actually received) their pro rata share of the foreign taxes paid by that Fund. Each such shareholder will also be entitled either to deduct (as an itemized deduction) its pro rata share of foreign taxes in computing its taxable income or to claim a foreign tax credit against its U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit. The deduction for foreign taxes is not allowable in computing alternative minimum taxable income. Each shareholder will be notified within 60 days after the close of that Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

    Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of each Fund's income flows through to its shareholders. Any gains from the sale of securities by either Fund will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by each Fund. Because of the limitation, shareholders taxable in the United States may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each Fund. The foreign tax credit also cannot be used to offset more than 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals.

    Shareholders will be notified annually by each Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of each Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid, or that are treated as having been paid, by that Fund to its shareholders during the preceding taxable year. For a more detailed discussion of tax matters affecting each Fund and its shareholders, see "Taxation" in the SAI.

                          INFORMATION ABOUT THE MERGER

    GENERAL. Under the Plan, ETF will merge with and into EMG on the Effective Date. As a result of the Merger and on the Effective Date:

    - ETF will no longer exist,

    - EMG will be the surviving corporation, and

    - EMG will change its name to "The Emerging Markets Telecommunications Fund, Inc." and will adopt ETF's investment policies.

    ETF will then:

    - deregister as an investment company under the Investment Company Act,

    - cease its separate existence under Maryland law,

    - remove its shares of common stock from listing on the NYSE, and

    - withdraw from registration under the Securities Exchange Act of 1934, or the Securities Exchange Act.

    Each share of outstanding stock of ETF will convert into an equivalent dollar amount of full shares of stock of the Surviving Fund, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the Business Day preceding the Effective Date. The Surviving Fund will not issue any fractional shares to ETF shareholders. In lieu thereof, the Surviving Fund will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former shareholders of ETF in proportion to their fractional shares. No sales charge or fee of any kind will be charged to ETF shareholders in connection with their receipt of common stock of the Surviving Fund in the Merger.

    If approved, the Merger is expected to occur shortly after the completion of the Tender Offer. Under Maryland law, shareholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Funds' shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the shareholders of the Funds will be bound by the terms of the Merger. However, any shareholder of either Fund may sell his or her shares of common stock at any time prior to the Merger on the NYSE.

    The Plan may be terminated and the Merger abandoned, whether before or after approval by the Funds' shareholders, at any time prior to the Effective Date:

    - by the mutual written consent of the Board of Directors of each Fund, or

    - by either Fund if the conditions to that Fund's obligations under the Plan have not been satisfied or waived.

If the Merger has not been consummated by December 31, 2000, the Plan automatically terminates on that date, unless a later date is mutually agreed upon by the Board of Directors of each Fund.

    REASONS FOR THE MERGER. The Board of Directors of each Fund considered and unanimously approved the proposed Merger at separate meetings of each Board held on July 24, 2000. All of the Directors of each Fund were present at the meeting in person. For the reasons discussed below, the Board of Directors of each Fund, including Non-interested Directors of each Fund, after consideration of the potential benefits of the Merger to the shareholders of that Fund and the expenses expected to be incurred by that Fund in connection with the Merger, unanimously determined that:

    - the interests of the existing shareholders of that Fund will not be diluted as a result of the proposed Merger, and

    - the proposed Merger is in the best interests of that Fund.

    Each Board of Directors has, over the years, discussed the significance of the existence of the discount to net asset value at which each Fund's shares have traded on the NYSE and the impact on shareholders of the discount. Each Board has discussed and considered various alternative strategies to address the discount, including instituting share repurchases, combining with other funds, converting to an open-end format, or liquidating. The Directors of each Fund, however, have consistently concluded that it was in the best interests of each Fund and its shareholders to maintain the current closed-end format, because, in the view of the Boards and of CSAM, the closed-end format is the most appropriate investment vehicle for participating in the equities markets of emerging countries. In CSAM's view, many attractive equity investment opportunities in emerging countries have been and continue to be found in the small-capitalization and less liquid sectors of those markets. The Board of Directors of each Fund believes that the long-term performance of each Fund supports this view.

    In the context of each Board's ongoing consideration of the impact of the market price discount on each Fund and its shareholders, the Non-interested Directors of each Fund retained PaineWebber, as financial adviser, to assist in this process and requested that PaineWebber evaluate possible alternatives to address these concerns and otherwise enhance shareholder value. The Boards further requested that, in evaluating the possible alternatives, PaineWebber take into consideration the interests of all shareholders.

    The alternatives available to the Funds, including a full range of alternatives that has been reviewed in the past discussions of the discount issue, were considered at meetings of each Board of Directors held on February 8, 2000, April 6, 2000, May 8, 2000, June 27, 2000 and July 24, 2000. After
consideration of these alternatives, PaineWebber proposed, and the Board of Directors of each Fund approved, the course of action described below. Morrison & Foerster, counsel to the Non-interested Directors of the Funds, assisted the Non-interested Directors in their consideration of these matters. Willkie Farr & Gallagher, counsel for the Funds and CSAM, also assisted the Funds in their consideration of these matters.

    IN THE JUDGMENT OF THE BOARD OF DIRECTORS OF EACH FUND, THE MERGER SERVES THE BEST INTERESTS OF EACH FUND AND ITS SHAREHOLDERS.

    In deciding to approve the course of action described below, the Non-interested Directors considered many factors, including but not limited to, market information, analyses and advice provided to them by PaineWebber. In addition, in considering the merits of the proposed Merger, the Boards also considered the larger asset size of the combined Fund relative to each constituent Fund standing alone, the newly revised fee structure and the potential for economies of scale that may result from the larger asset size of the combined Fund. Based on data presented by PaineWebber and CSAM, the Board of Directors of each Fund believes that a combination of the Funds may result in a total operating expense ratio that will be lower than the total operating expense ratio of either Fund currently.

    The Boards also considered whether a larger asset base would provide benefits in portfolio management. After the Merger, the Surviving Fund may be better able to diversify portfolio equity holdings and thereby mitigate risks, while participating in more equity investment opportunities. In addition, a larger asset size could result in a more liquid trading market for shares of the Surviving Fund than either Fund currently enjoys separately, which might have a positive impact on the discount at which each Fund's shares have tended to trade. Further, the Merger itself should focus the attention of a wider circle of securities analysts on the Surviving Fund and, after the Merger, may facilitate securities analysts' following of this Fund because the Merger may eliminate confusion in the marketplace that results from two funds with a similar objective, similar policies and similar names managed by the same adviser.

    There can be no guarantee that any of these potential beneficial results will be realized.

    The Board of Directors of each Fund, in declaring advisable and recommending the proposed Merger, also considered the following:

    (1) the capabilities and resources of CSAM and its affiliates in the areas of investment management and shareholder servicing;

    (2) expense ratios and information regarding fees and expenses of the Funds, both currently and on a pro forma basis;

    (3) the terms and conditions of the Merger and whether it would result in dilution of the interests of each Fund and its existing shareholders;

    (4) the compatibility of each Fund's portfolio securities, investment objective, policies and restrictions;

    (5) the tax consequences to each Fund and its shareholders in connection with the Merger; and

    (6) the anticipated expenses of the Merger.

    In reviewing issues relating to the structure of the Merger and the selection of the surviving corporation in the Merger, each Board also considered information provided to them by CSAM and PaineWebber concerning:

    - the comparative performance records of the two Funds,

    - public and market perception of the two Funds,

    - the relative size of the two Funds,

    - the investment policies, strategies and personnel CSAM intends to utilize in managing the merged fund, and

    - PaineWebber's recommendation that the investment policies of the Surviving Fund be those of ETF.

    In evaluating the comparative fee and expense structures of the two Funds, the Boards noted that CSAM has agreed, effective July 1, 2000, to voluntarily waive that portion of the investment advisory fee payable by EMG to the level that would be obtained if the fee was based on the average weekly market value of the Fund's outstanding shares rather than the average weekly net asset value, whenever the Fund's shares are trading at a discount to net asset value. The Board of Directors of EMG recommends that the shareholders of the Fund approve a new investment advisory agreement which, among other changes, will formalize this new fee calculation. For more information about the new investment advisory agreement, see "Proposal 3 (Emerging Markets Infrastructure Fund Shareholders
Only): Approval of New Investment Advisory Agreement."

    Finally, each Board considered the impact of the breakpoints in the investment advisory fee in the context of the Surviving Fund's larger asset base. Assuming the Tender Offer is fully subscribed and Proposal 3 is approved and based on the market value of EMG and the net asset values of each Fund as of June 30, 2000, the blended investment advisory fee using the breakpoints would be 0.89% of the Surviving Fund's net assets.

    Based on the factors discussed above, the Board of Directors of each Fund concluded that the expenses of the Merger are outweighed by the benefits that are anticipated to be derived from the Merger. In addition, the Boards of each Fund, including the Non-interested Directors of each Fund, have unanimously concluded that:

    - the Merger is in the best interests of each respective Fund, and

    - the interests of existing shareholders of each respective Fund will not be diluted as a result of the transactions contemplated by the Plan.

    TERMS OF THE MERGER AGREEMENT. The following is a summary of the significant terms of the Plan. This summary is qualified in its entirety by reference to the Plan, attached hereto as Exhibit A.

    At the Effective Date, each share of common stock of ETF will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of the Surviving Fund, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the Business Day preceding the Effective Date. The Surviving Fund will not issue any fractional shares to ETF shareholders. In lieu thereof, the Surviving Fund will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former shareholders of ETF in proportion to their fractional shares.

    For purposes of valuing assets in connection with the Merger, the assets of ETF will be valued pursuant to the principles and procedures consistently utilized by EMG, which principles and procedures are also utilized by ETF in valuing its own assets and determining its own liabilities. As a result, it is not expected that EMG's valuation procedures as applied to ETF's portfolio securities will result in any difference from the valuation that would have resulted from the application of ETF's valuation procedures to such securities. The net asset value per share of common stock of the Surviving Fund will be determined in accordance with these principles and procedures, and the Surviving Fund will certify the computations involved. The net asset value per share of each Fund will not be adjusted to take into account differences in unrealized gains and losses.

    The Surviving Fund will issue separate certificates or share deposit receipts for common stock of the Surviving Fund to shareholders of ETF. The Surviving Fund will deliver these certificates or share deposit receipts representing shares of common stock of the Surviving Fund to Fleet National Bank c/o EquiServe, L.P., as the transfer agent and registrar for common stock of the Surviving Fund. The Surviving Fund will not permit any ETF shareholder to receive new certificates representing shares of common stock of the Surviving Fund until this shareholder has surrendered his or her outstanding certificates representing shares of the common stock of ETF or, in the event of lost certificates, posted adequate bond. ETF will request its shareholders to surrender their outstanding certificates representing shares of the common stock of ETF or post adequate bond therefor. Dividends payable to holders of record of shares of the Surviving Fund as of any date after the Effective Date and prior to the exchange of certificates by any shareholder of ETF will be paid to such shareholder, without interest; however, such dividends will not be paid unless and until such shareholder surrenders his or her stock certificates of ETF for exchange.

    PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. UPON CONSUMMATION OF THE MERGER, SHAREHOLDERS OF EACH FUND WILL BE FURNISHED WITH INSTRUCTIONS FOR EXCHANGING THEIR STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE SURVIVING FUND.

    The net asset value of the shares of the Surviving Fund received by ETF shareholders plus the cash amounts received upon the purchase of fractional share interests by the Surviving Fund will equal the net asset value of the ETF shares exchanged.

    The Plan provides, among other things, that the Merger will not take place without:

    - the requisite approval of the shareholders of ETF and EMG, and

    - the effectiveness of a Registration Statement on Form N-14.

    The Plan may be terminated at any time prior to the Effective Date by mutual agreement of each Fund's Board of Directors or by either Fund if the other has violated a condition of the Plan. The Plan will automatically terminate after December 31, 2000 if the Merger has not been consummated, unless such time is extended by mutual agreement of the Board of Directors of each Fund.

    The Plan may be amended, modified or supplemented by mutual agreement of EMG and ETF. However, no amendments which would have the effect of changing the provisions for determining the number of shares issued to ETF shareholders will be permitted following the special meeting unless those shareholders consent to the amendment.

    EXPENSES OF THE MERGER. In evaluating the proposed Merger, CSAM has estimated the amount of expenses the Funds would incur, including NYSE listing fees, SEC registration fees, financial adviser fees, legal and accounting fees and proxy and distribution costs and expenses incurred in connection with the Tender Offer. The estimated total expenses pertaining to the Merger and the Tender Offer are $1,106,003. For more information about the expenses of the Merger, See "Synopsis--Expenses of the Merger."

    The expenses of the Merger are expected to result in a reduction in ETF's net asset value per share of approximately $0.07, and a reduction in EMG's net asset value per share of approximately $0.03. The expenses related to the Tender Offer, estimated at $220,000, will reduce the net asset value per share of EMG by approximately $0.02.

    TAX CONSIDERATIONS. The Plan and Merger are conditioned upon the receipt by the Funds of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon the facts, assumptions and representations of the parties, for federal income tax purposes:

    - the Merger will constitute a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code,

    - no gain or loss will be recognized by either Fund as a result of the Merger,

    - the basis of the assets of ETF in the hands of the Surviving Fund will be the same as the basis of such assets to ETF immediately prior to the Merger,

    - the holding period of the assets of ETF in the hands of the Surviving Fund will include the period during which such assets were held by ETF,

    - no gain or loss will be recognized by the shareholders of ETF upon the conversion of their ETF shares into common stock of the Surviving Fund except with respect to cash received upon the purchase of fractional share interests by the Surviving Fund,

    - the basis of shares of the Surviving Fund received by the shareholders of ETF and the basis of fractional share interests purchased by the Surviving Fund will be the same as the basis of the shares of ETF exchanged therefor,

    - the holding period of shares of the Surviving Fund received by the shareholders of ETF and the holding period of fractional share interests purchased by the Surviving Fund will include the holding period during which the shares of ETF exchanged therefor were held, provided that at the time of the exchange the shares of ETF were held as capital assets in the hands of the shareholders of ETF, and

    - cash received for fractional share interests purchased by the Surviving Fund will generate gain or loss to shareholders receiving such cash.

    While ETF is not aware of any adverse state or local tax consequences of the proposed Merger, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax advisers with respect to such matters.

    HISTORY OF THE EMERGING MARKETS INFRASTRUCTURE FUND'S DISCOUNT. EMG's shares have generally traded at a discount to their net asset value per share since shortly after its commencement of operations. See "Additional Information About The Funds--Discount to Net Asset Value." The Board of Directors of EMG has considered a number of actions in response to this discount.

    In October 1998, the Board of Directors of each Fund engaged in a share repurchase program of up to 15% of that Fund's outstanding common stock. In February 1999, EMG's Board authorized significant enhancements to this share repurchase program, including repurchases of 10% of the Fund's outstanding shares on a rolling 12-month basis (rather than an annual basis) and permitting repurchases of the Fund's outstanding shares (subject to the 15% annual limit) whenever the discount to net asset value is 15% or more. EMG's Board authorized another share repurchase program for not less than 10% nor more than 15% of the Fund's outstanding common stock in October 1999 after repurchasing the full amount of shares authorized under the first share repurchase program. Both share repurchase programs were intended to provide additional liquidity to those shareholders who elected to sell their shares and to enhance the net asset value of the shares held by shareholders who maintained their investment.

    In May 1999, EMG's Board of Directors approved a self tender. Pursuant to this self tender, EMG acquired 3,011,714 shares of its common stock, representing approximately 20% of its then outstanding shares for a cash purchase price equal to 95% of EMG's net asset value per share on June 25, 1999, the date of the closing of the tender offer.

    In May 2000, the Board of Directors of EMG, in recognition of the fact that the Fund's shares continue to trade at a discount to their net asset value and after consulting PaineWebber, determined that it was in the best interests of the Fund to initiate the Tender Offer to acquire up to 50% of its shares of common stock at a price per share equal to 95% of the Fund's net asset value per share as of the end of the Tender Offer period. This Tender Offer is conditioned upon the approval of the Plan by the shareholders of both Funds and will not occur if these approvals are not obtained.

    The Board of Directors of EMG has approved the overall terms of a self-tender program that the Fund intends to launch in the calendar year 2001, which terms include the following: (i) the Surviving Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program; and (ii) the per share purchase price will be at least 95% of the Surviving Fund's net asset value per share. Implementation of the program is conditioned on approval of the Merger.

    The Directors have reserved the right to decide on the timing and the terms of specific tenders, subject to adherence to the terms described above. The Board of Directors intends to continue the self-tender program indefinitely, subject to changes in economic or market conditions or other factors. For example, a sustained reduction in the market discounts at which the Surviving Fund's shares are trading, a risk of material adverse tax consequences or a risk of the Surviving Fund becoming subject to delisting may lead its Board to conclude in the future that it is appropriate to suspend the self-tender program. In addition, the self-tender program is likely to reduce the Surviving Fund's asset levels over time. Absent substantial appreciation in the Surviving Fund's portfolio or opportunities to raise additional funds, this could lead to higher expense ratios, the absence of reasonable diversification or investment opportunities, or other factors that adversely affect the Surviving Fund and, possibly, the continued viability of the Surviving Fund as a closed-end fund. The Board will evaluate the program from time to time in light of its effects on the Surviving Fund.

    The Boards of Directors view this self-tender program as a further enhancement to the actions previously announced by ETF and EMG to enhance shareholder value, which, in addition to the Merger, includes the modification of the CSAM investment advisory agreement pursuant to which the advisory fees are based on the Fund's stock price (market value) rather than net asset value whenever its shares are trading at a discount, and the payment of 50% of the Directors' annual retainer in shares of the Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

    DESCRIPTION OF SECURITIES TO BE ISSUED. The authorized stock of ETF consists of 100,000,000 shares of common stock, U.S.$0.001 par value. Shares of ETF entitle its holders to one vote per share. Holders of ETF's common stock are entitled to share equally in dividends authorized by the Fund's Board of Directors payable to the holders of such common stock and in the net assets of ETF available for distribution to holders of such common stock. Shares have noncumulative voting rights and no conversion, preemptive or other subscription rights, and are not redeemable. The outstanding shares of common stock of ETF are fully paid and non-assessable. In the event of liquidation, each share of common stock is entitled to its proportion of the Fund's assets after payment of debts and expenses. ETF holds shareholder meetings annually.

    The following table shows information about the common stock of each Fund as of June 30, 2000.

                                                                 (3)               (4)
                                                             AMOUNT HELD      AMOUNT ISSUED
                                                   (2)         BY FUND       AND OUTSTANDING
                                   (1)           AMOUNT      FOR ITS OWN   EXCLUSIVE OF AMOUNT
                              TITLE OF CLASS   AUTHORIZED      ACCOUNT       SHOWN UNDER (3)
                             ----------------  -----------   -----------   -------------------
EMERGING MARKETS              Common Stock,    100,000,000      None             7,100,819
  TELECOMMUNICATIONS FUND    $0.001 par value

EMERGING MARKETS              Common Stock,    100,000,000      None            11,175,955
  INFRASTRUCTURE FUND        $0.001 par value

    The shares of common stock of ETF and EMG are listed and trade on the NYSE under the symbols "ETF" and "EMG", respectively. As of August 25, 2000, the net asset value of ETF common stock was $18.30, and the market price per share was $14.50. As of that same date, the net asset value of EMG common stock was $12.86, and the market price per share was $11.00.

    DISCOUNT TO NET ASSET VALUE. Shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Funds' net asset values may decrease, and this risk may be greater for shareholders expecting to sell their shares in a relatively short period. THE SHARES OF COMMON STOCK OF THE FUNDS SHOULD THUS BE VIEWED AS BEING DESIGNED PRIMARILY FOR LONG-TERM INVESTORS AND SHOULD NOT BE CONSIDERED A VEHICLE FOR TRADING PURPOSES.

    During the period since the inception of the Funds, the common stock of both Funds has generally traded at a discount to net asset value, and does so currently. It is not possible to state whether shares of the Surviving Fund will trade at a premium or discount to net asset value following the Merger, or the extent of any such premium or discount. The Directors of both Funds have regularly considered, and the Directors of the Surviving Fund will continue to consider, the respective Fund's market price discount and the effect of the discount on the Surviving Fund and its shareholders.

     PER SHARE DATA FOR THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                        COMMON STOCK TRADED ON THE NYSE

                                                                                          DISCOUNT
                                            MARKET PRICE         NET ASSET VALUE         AS % OF NAV
                                         -------------------   -------------------   -------------------
PERIOD                                     HIGH       LOW        HIGH       LOW        HIGH       LOW
------                                   --------   --------   --------   --------   --------   --------
1998
First Quarter..........................  $ 15.000   $11.8750    $18.16     $14.91     20.36%     11.72%
Second Quarter.........................    15.000    12.0625     18.29      15.35     22.42      18.33
Third Quarter..........................    13.750     7.6875     17.28      10.92     28.12      19.10
Fourth Quarter.........................    11.125     8.0625     13.41      10.36     22.95      16.96

1999
First Quarter..........................    9.8750     8.8125     12.01      10.66     20.48      11.95
Second Quarter.........................   11.1250     9.3125     13.63      11.36     20.36      10.64
Third Quarter..........................   11.3125    10.2500     14.16      12.91     23.20      16.45
Fourth Quarter.........................   16.1250    10.2500     20.89      13.14     25.10      17.64

2000
First Quarter..........................   20.0625    15.1250     25.21      19.52     20.48      11.95
Second Quarter.........................   18.2500    12.7500     22.58      17.17     26.95      18.14
Third Quarter (through August 1,
  2000)................................   15.8125    13.8750     20.35      18.09     24.66      20.46

       PER SHARE DATA FOR THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
                        COMMON STOCK TRADED ON THE NYSE

                                                                                           DISCOUNT
                                             MARKET PRICE         NET ASSET VALUE         AS % OF NAV
                                          -------------------   -------------------   -------------------
PERIOD                                      HIGH       LOW        HIGH       LOW        HIGH       LOW
------                                    --------   --------   --------   --------   --------   --------
1998
First Quarter...........................  $12.4375   $10.625     $15.28     $13.19     20.72%     14.50%
Second Quarter..........................   12.2500     9.125      15.06      12.05     25.36      19.33
Third Quarter...........................   10.5625     5.500      13.44       8.23     30.48      20.60
Fourth Quarter..........................    7.8750     5.750       9.97       8.00     27.97      20.60

1999
First Quarter...........................    8.1250    6.9375       9.97       9.03     24.56      15.63
Second Quarter..........................    9.6250    8.0000      11.48       9.77     20.77      14.44
Third Quarter...........................    9.4375    8.4375      11.97      11.02     40.99      18.88
Fourth Quarter..........................   11.2500    8.2500      15.07      10.85     26.36      21.73

2000
First Quarter...........................   13.5625   11.0625      17.31      14.63     25.50      19.48
Second Quarter..........................   13.0000   10.8125      16.57      13.00     24.56      14.35
Third Quarter (through August 1,
  2000).................................   12.4380   11.1880      14.58      13.20     16.03      12.81

    CAPITALIZATION. The following table shows on an unaudited basis the capitalization of ETF and EMG as of May 31, 2000 and on a pro forma basis as of that same date giving effect to the Tender Offer and the Merger(1):

                                                             EMERGING
                                      EMERGING MARKETS       MARKETS                      PRO FORMA FOR
                                     TELECOMMUNICATIONS   INFRASTRUCTURE    PRO FORMA     TENDER OFFER
                                            FUND               FUND        ADJUSTMENTS     AND MERGER
                                     ------------------   --------------   ------------   -------------
Net assets.........................     $130,300,455       $152,360,458    $(76,977,103)  $205,683,810
Net asset value per share (2)......     $      18.35       $      13.63                   $    13.63(3)
Shares outstanding (4).............        7,100,819         11,175,955      (3,186,252)    15,090,522

--------------

(1) Assumes that the Tender Offer was fully subscribed and that the Tender Offer and the Merger each had been consummated on May 31, 2000, and is for information purposes only. No assurance can be given as to how many shares of EMG common stock shareholders of ETF will receive on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of EMG common stock that actually will be received on or after such date. Assumes distributions of ordinary income and accrual of estimated Tender Offer and Merger expenses of $1,106,003.

(2) Net asset value per share after Tender Offer- and Merger-related expenses.

(3) Subsequent to the proposed merger, ETF, the accounting survivor, will restate its historical financial highlights to reflect the adjustment to its net asset value per share which will result from the exchange of its net assets for shares of EMG.

(4) Assumes the issuance of 9,534,327 shares in exchange for the net assets of ETF (assuming the Tender Offer is fully subscribed). The number of shares issued was based on the net asset value of each Fund, net of estimated Tender Offer and Merger expenses and distributions, on May 31, 2000.

    DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund intends to distribute dividends from its net investment income and any net realized capital gains after utilization of capital loss carryforwards annually to prevent application of a federal excise tax. An additional distribution may be made if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year in which it is declared. Dividends and distributions of each Fund are invested in shares of the Fund at market value and credited to the shareholder's account on the settlement date which is usually three Business Days from the purchase date or, at the shareholder's election, paid in cash.

    If the Merger is approved by each Fund's shareholders, then as soon as practicable before the Effective Date, each Fund will pay its shareholders a cash distribution of all undistributed 2000 net investment income unless such amounts are immaterial. It is expected that any undistributed realized net capital gains, including any that EMG may realize as a result of disposing of portfolio securities to raise funds to finance the Tender Offer, will be offset through the utilization of capital loss carryforwards prior to the Effective Date.

    PORTFOLIO VALUATION. Investments of each Fund are stated at value in each Fund's financial statements. All securities for which market quotations are readily available are valued at the last sales price or, lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by each Fund's Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors of each Fund has established general guidelines for calculating fair value of securities that are not readily marketable. At May 31, 2000, ETF held 11.03% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $15,396,542 and fair value of 14,373,701, and EMG held 6.97% of its net assets in securities valued in good faith by its Board of Directors with an aggregate cost of $12,551,543 and fair value of $10,625,469. The net asset value per share of each Fund is calculated on each Business Day.

    For purposes of valuing assets in connection with the Merger, the assets of ETF will be valued pursuant to the principles and procedures consistently utilized by EMG, which principles and procedures are also utilized by ETF in valuing its own assets and determining its own liabilities. As a result, it is not expected that EMG's valuation procedures as applied to ETF's portfolio securities will result in any difference from the valuation that would have resulted from the application of ETF's valuation procedures to such securities.

    PORTFOLIO TRANSACTIONS. The Funds may utilize Celfin, CS First Boston Corporation and other affiliates of Credit Suisse, in connection with the purchase or sale of securities in accordance with rules or exemptive orders promulgated by the SEC when CSAM believes that the charge for the transaction does not exceed usual and customary levels. For a more detailed discussion of each Fund's brokerage allocation practice, see "Portfolio Transactions" in the SAI.

    DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN. Each Fund operates a Dividend Reinvestment and Cash Purchase Plan, the InvestLink-SM- Program, or the Program, sponsored and administered by Fleet National Bank c/o EquiServe, L.P., pursuant to which Fund dividends and distributions, net of any applicable U.S. withholding tax, are reinvested in shares of the Fund. Fleet National Bank c/o EquiServe, L.P., serves as the Program Administrator for the shareholders in administering the Program.

    An interested shareholder may join the Program at any time. Purchases of shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

    A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Program. The receipt of dividends and distributions in stock under the Program will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

    Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Funds and (b) certain capital gains earned by the Funds that are derived from securities of issuers from emerging countries are subject to taxes payable by the Funds at the time amounts are remitted. Such taxes will be borne by the Funds and allocated to all shareholders in proportion to their interests in the Funds.

    If the Board of Directors of a Fund declares an income dividend or a capital gains distribution payable either in that Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Program will receive cash and participants in the Program will receive shares of common stock of the Fund purchased on the open market by the Program Administrator. The number of shares of common stock to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the shares. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All shares of common stock purchased through the Program will be allocated to participants as of the settlement date, which is usually three Business Days from the purchase date.

    Participants in the Program also have the option of making additional cash payments, or bank account deductions, to the Program Administrator for the purchase of shares of common stock of the Fund, in any amount from $100 up to $3,000 semi-annually.

    A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to these transaction charges, participants will be assessed per share processing fees which include brokerage commissions. Participants will not be charged any fee for reinvesting dividends.

    All correspondence concerning the Program should be directed to the Program Administrator at Fleet National Bank c/o EquiServe, L.P., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040. For a more complete description of the Plan, see "Dividend Reinvestment and Cash Purchase Plan" in the SAI.

    CORPORATE GOVERNANCE PROVISIONS. Both Funds are Maryland corporations and in many respects have similar charter and by-law provisions.

    SPECIAL VOTING PROVISIONS AND REQUIREMENTS. The Articles of Incorporation and By-laws of each Fund contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors of each Fund is divided into three classes each having a term of three years. Each year, the term of one class expires and the successor or successors elected to such class will serve for a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

    In addition, conversion of either of the Funds from a closed-end to an open-end investment company requires the affirmative vote of at least 75% of the directors and of the holders of 75% of the shares of the respective Fund unless approved by at least 75% of the Continuing Directors (as defined below). If the conversion is approved by at least 75% of the Continuing Directors, the affirmative vote of at least 75% of the directors and of the holders of a majority of the outstanding shares of each Fund will be required to approve such conversion. Converting to an open-end investment company could restrict the ability of either Fund to redeem its shares otherwise than in kind due to the limited depth of the markets for certain securities in which the Funds may invest. As a result, there can be no assurance that the Funds could realize the then market value of the portfolio securities the Funds would be required to liquidate to meet redemption requests.

    The affirmative vote of at least 75% of the directors and of the holders of at least 75% of the shares of either of the Funds is required to authorize any of the following transactions:

    (i) merger, consolidation or share exchange of either of the Funds with or into any other person;

    (ii) issuance or transfer by either of the Funds (in one or a series of transactions in any 12-month period) of any securities of either of the Funds to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Funds in connection with a public offering, issuances of securities of either of the Funds pursuant to a dividend reinvestment plan adopted by the Funds and issuances of securities of either of the Funds upon the exercise of any stock subscription rights distributed by either of the Funds;

   (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by either of the Funds (in one or a series of transactions in any 12-month period) to or with any person of any assets of either of the Funds having an aggregate fair market value of $1,000,000 or more, except for portfolio transactions effected by either of the Funds in the ordinary course of its business (transactions within clauses (i) and (ii) and this clause (iii) each being known individually as a "Business Combination");

    (iv) any proposal as to the voluntary liquidation or dissolution of either of the Funds or any amendment to either of the Funds' Articles of Incorporation to terminate its existence; and

    (v) any shareholder proposal as to specific investment decisions made or to be made with respect to either Funds' assets.

    However, in the case of a Business Combination or a voluntary liquidation proposal as described in clause (iv) above, a 75% shareholder vote will not be required if the transaction is approved by a vote of at least 75% of the Continuing Directors or if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with either Fund and various other requirements are satisfied. In that event, a majority of the votes entitled to be cast by EMG's shareholders will be required to approve such transaction if it is a transaction described in clauses (i) or
(iii) with respect to which a shareholder vote is required under Maryland law or if it is a transaction described in clause (iv), and no shareholder vote will be required otherwise. Similarly, in that event, a majority of the votes entitled to be cast by ETF's shareholders will be required to approve such transaction if it is a transaction described in clauses (i) or (iv), or if it is a transaction described in clause (iii) involving a transfer of substantially all of ETF's assets with respect to which shareholder approval is required under Maryland law, and no shareholder action will be required otherwise.

    Each Fund's By-laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at shareholders' meetings where the Fund has not received sufficient prior notice of the matters.

    The provisions described above could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of either Fund in a tender offer or similar transaction. In the opinion of each Fund's Board of Directors, however, these provisions offer several possible advantages, including:

    - they may require persons seeking control of either Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control,

    - they promote continuity and stability, and

    - they enhance each Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

The Board of Directors of each Fund has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the Investment Company Act, are in the best interests of shareholders generally.

    A "Continuing Director" is any member of the Board of Directors of either Fund who:

    - is not a person or affiliate of a person (other than an investment company advised by the Fund's initial investment adviser or any of its affiliates) who enters or proposes to enter into a Business Combination with either Fund (such person or affiliate, an "Interested Party"), and

    - who has been a member of the Board of Directors of the respective Fund for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the respective Fund.

    REMOVAL OF DIRECTORS. Directors of both Funds may be removed, with or without cause, only by a vote of the holders of 75% of the shares of the respective Fund entitled to be voted on that matter.

    BY-LAWS.  Each Fund's By-laws provide, among other things, that:

    - a majority of the outstanding capital stock of such Fund is required to request a special meeting of shareholders,

    - certain advance notice requirements must be met in order for shareholders to submit proposals at annual meetings and for nominations by stockholders for election to the Board of Directors, and

    - the power to amend the By-laws is reserved to the Board of Directors, except as otherwise required by the Investment Company Act.

    The full text of EMG's Articles of Incorporation and By-laws are on file with the SEC and these documents, as may be amended from time to time, will govern the Surviving Fund after the Merger.

    INTEREST OF CERTAIN PERSONS. CSAM may be considered to have a financial interest in the Merger, arising from the fact that the amount of its management fee under the advisory agreement between CSAM and EMG will increase as the amount of EMG's assets increases, and the amount of those assets will increase by virtue of the Merger. However, the combined assets of both Funds, after giving effect to the Tender Offer (assuming it is fully subscribed), will be reduced by approximately 48% based on the Funds' net asset values as of June 30, 2000, and CSAM has agreed to voluntarily waive a portion of its advisory fee payable by EMG as described above under "Information About The Merger-Reasons for the Merger." In addition, assuming the Tender Offer is fully subscribed and Proposal 3 is approved and based on the market value of EMG and the net asset values of the Funds, the blended investment advisory fee, using the breakpoint, would be 1.71% of the Surviving Fund's net assets after giving effect to the Merger and would reduce the fee payable by EMG. Accordingly, CSAM's aggregate advisory fees will be reduced as a result of the Merger. For more information about the reduction in CSAM's aggregate advisory fees, see "Proposal 3 (Emerging Markets Infrastructure Fund Shareholders Only): Approval of New Investment Advisory Agreement."

                            MANAGEMENT OF THE FUNDS

    DIRECTORS AND PRINCIPAL OFFICERS. The business and affairs of each Fund are managed under the direction of that Fund's Board of Directors, and the day to day operations are conducted through or under the direction of the officers of that Fund. Although both Funds are Maryland corporations, Martin M. Torino, a director of each Fund, is a resident of Argentina, and a substantial portion of his assets is located outside of the United States. Consequently, it may be difficult for shareholders to enforce, in United States courts, judgments against him obtained in such courts predicated on the civil liability provisions of the United States securities laws. In addition, there is doubt as to the enforceability in Argentine courts of liabilities predicated solely upon the United States securities laws, whether or not such liabilities are based upon judgments of courts in the United States.

    Directors and Executive Officers of EMG and ETF are as follows:

                                       SHARES OF ETF BENEFICIALLY
          NAME AND ADDRESS              OWNED ON AUGUST 28, 2000           POSITION WITH THE FUND
------------------------------------   --------------------------   -------------------------------------
Dr. Enrique R. Arzac (1)(2)                    1,000                              Director
  Columbia University Graduate
  School of Business
  New York, New York 10027

James J. Cattano (1)(2)                         100                               Director
  55 Old Field Point Road
  Greenwich, Connecticut 06830

George W. Landau (1)(2)                        2,000                              Director
  Two Grove Isle Drive
  Coconut Grove, Florida 33133

Martin M. Torino (1)(2)                          --                               Director
  TAU S.A.
  25 de Mayo 252,
  14th Floor
  Buenos Aires, Argentina 1002

William W. Priest, Jr. (1)                     1,000                        Chairman of the Board
  466 Lexington Avenue,
  16th Floor
  New York, New York 10017

Richard W. Watt (1)                            1,790                 President, Chief Investment Officer
  466 Lexington Avenue,                                                         and Director
  16th Floor
  New York, New York 10017

Emily Alejos (1)                                 --                          Investment Officer
  466 Lexington Avenue,
  16th Floor
  New York, New York 10017

Yarek Aranowicz (1)                              --                          Investment Officer
  466 Lexington Avenue,
  16th Floor
  New York, New York 10017

                                       SHARES OF ETF BENEFICIALLY
          NAME AND ADDRESS              OWNED ON AUGUST 28, 2000           POSITION WITH THE FUND
------------------------------------   --------------------------   -------------------------------------
Robert B. Hrabchak (1)                           --                          Investment Officer
  466 Lexington Avenue,
  16th Floor
  New York, New York 10017

Hal Liebes (1)                                   --                         Senior Vice President
  466 Lexington Avenue,
  16th Floor
  New York, New York 10017

Michael A. Pignataro (1)                         --                        Chief Financial Officer
  466 Lexington Avenue,                                                         and Secretary
  16th Floor
  New York, New York 10017

------------------

(1) Also serves in the same capacity for ETF.

(2) Indicates Non-interested Directors of EMG and members of its audit committee. These directors are also Non-interested Directors of ETF and members of its audit committee.

    All the directors and executive officers, as a group, of each of EMG and ETF, as of August 28, 2000 owned less than 1% of the outstanding shares of EMG and ETF, respectively.

    Dr. Enrique R. Arzac, 58, is a Professor of Finance and Economics at the Graduate School of Business, Columbia University (1971-present). Dr. Arzac is also a Director of nine other CSAM-advised investment companies, and he is a Director of The Adams Express Company and Petroleum and Resources Corporation.

    James J. Cattano, 56, is President of Primary Resource Inc. (an international trading and chemical processing company specializing in the sale of agricultural and industrial commodities throughout Latin American markets) (10/96-present). He was President of Atlantic Fertilizer & Chemical Company (an international trading company specializing in the sale of agricultural commodities in Latin American markets) (10/91-10/96) and President of Diamond Fertilizer & Chemical Corporation, a subsidiary of Norsk Hydro A.S. (a Norwegian agriculture, oil and gas, light metals and petro-chemical company) (1/84-10/91). Mr. Cattano is also a Director of four other CSAM-advised investment companies.

    George W. Landau, 80, is Senior Advisor, Latin America Group, The Coca Cola Company (since 1988). Ambassador Landau was President of the Americas Society and Council of the Americas (7/85-10/93). He was the United States Ambassador to Venezuela (1982-1985), United States Ambassador to Chile (1977-1982) and United States Ambassador to Paraguay (1972-1977). Ambassador Landau is also a Director of five other CSAM-advised investment companies, and he is a Director of Emigrant Savings Bank and GAM Funds, Inc.

    Martin M. Torino, 50, is Chairman of the Board of Ingenio y Refineria San Martin Del Tabacal S.A. since August 1996 and the Executive Director of TAU S.A. (a commodities trading firm) since November 1990. Mr. Torino was President of DYAT S.A. (10/93-present) and an Executive Vice President of Louis Dreyfus Sugar Company, Inc. (a commodities trading firm) from 1984 to 1990. Mr. Torino is also a Director of four other CSAM-advised investment companies.

    William W. Priest, Jr., 58, has been Chairman and Managing Director of CSAM since May 2000. Prior to May 2000, Mr. Priest was Chairman, Chief Executive Officer and Executive Director of CSAM and Chairman--Management Committee of CSAM. He is a Director of fifty-five other CSAM-advised investment companies.

    Richard W. Watt, 41, has been a Managing Director of CSAM since July 1996. He was a Senior Vice President of CSAM (8/95-7/96), the Head of Emerging Markets Investments and Research at Gartmore Investment Limited (11/92-6/95) and a Director of Kleinwort Benson International Investment (5/87-10/92). He is a Director of six other CSAM-advised investment companies.

    Emily Alejos, 36, has been a Director of CSAM since January 1999. She was Vice President of CSAM (4/97-1/99) and Vice President of Bankers Trust Co. (8/93-3/97). Ms. Alejos is also Chief Investment Officer of The Brazilian Equity Fund, Inc., The Latin America Equity Fund, Inc. and The Latin America Investment Fund, Inc. and the Investment Officer of The Chile Fund, Inc. and ETF.

    Yarek Aranowicz, 36, has been a Vice President of CSAM since March 1998. He was a Director of Research for Europe and the Middle East, TransNational Research Corporation (12/95-2/98) and an Analyst at John Hancock Financial Services (5/92-6/95). Mr. Aranowicz is also an Investment Officer of The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc., The Chile Fund, Inc., The Brazilian Equity Fund, Inc. and ETF.

    Robert B. Hrabchak, 36, is currently a Director of CSAM. Mr. Hrabchak was a Vice President of CSAM (6/97-1/99) and Senior Portfolio Manager, Merrill Lynch Asset Management, Hong-Kong (1/95-5/97). Mr. Hrabchak was also an Associate at Salomon Brothers Inc. (4/93-1/95). Mr. Hrabchak is also the Chief Investment Officer of The Indonesia Fund, Inc.

    Hal Liebes, 36, has been a Managing Director and General Counsel of CSAM since December 1999. He was Director and General Counsel of CSAM (3/97-12/99). Mr. Liebes was Vice President and Counsel for Lehman Brothers, Inc. (6/96-3/97), Vice President and Legal Counsel for CSAM (6/95-6/96) and Chief Compliance Officer for CS First Boston Investment Management (3/94-6/95). He is also an executive officer of other CSAM-advised investment companies.

    Michael A. Pignataro, 40, has been a Vice President of CSAM since December 1995. He was an Assistant Vice President and the Chief Administrative Officer for Investment Companies of CSAM (9/89-12/95). Mr. Pignataro is also an executive officer of other CSAM-advised investment companies.

    Mr. Torino is a resident of Argentina and a substantial portion of his assets is located in Argentina. Mr. Torino has not appointed an agent for service of process in the United States.

    All the Directors and Officers of EMG are also Directors and Officers of ETF.

    Each Fund pays each of its directors who is not a director, officer, partner, co-partner or employee of CSAM or any affiliate thereof an annual fee of $5,000 plus $500 for each Board of Directors meeting attended. In addition, each Fund will reimburse those directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. The aggregate remuneration paid to directors by ETF during the fiscal year ended May 31, 1999 was $41,000, and the aggregate remuneration paid to directors by EMG during the fiscal year ended November 30, 1999 was $49,500.

    On May 8, 2000, the Board of Directors of each of ETF and EMG unanimously approved a proposal by the Non-interested Directors to partially compensate Non-interested Directors in shares of the respective Funds. Under this new policy, the Non-Interested Directors will receive 50% of their annual retainer in the form of shares purchased by the respective Fund in the open market. Paying directors' annual retainers in shares is intended to align the interests of the Non-interested Directors with those of each Fund's shareholders.

    The Articles of Incorporation and By-laws of each Fund provide that the Fund will indemnify directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. In addition, each Fund's Articles of Incorporation provide that the Fund's directors and officers will not be liable to shareholders for money damages, except in limited instances.

    Each of the Non-interested Directors of the Funds is also party to an Indemnification Agreement with the Fund or Funds as to which he serves as a director providing for contractual rights of indemnity and advancement of expenses. However, nothing in the Articles of Incorporation, the By-laws or the Indemnification Agreements of either Fund protects or indemnifies a director, officer, employee or agent against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Insurance obtained by either Fund shall not protect or purport to protect officers or directors or the investment adviser of that Fund against any liability to the Fund or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties.

    INVESTMENT MANAGERS. CSAM, located at 466 Lexington Avenue, 16th Floor, New York, New York 10017, is the investment manager to both ETF and EMG pursuant to investment advisory agreements with each.

    CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group. Credit Suisse Group is a global financial services company which provides a comprehensive range of banking and insurance products. As of December 31, 1999, Credit Suisse Group, through its institutional asset management and mutual fund division, had approximately $203 billion of global assets under management. The principal business address of Credit Suisse Group is Paradeplatz 8, CH 8070, Zurich, Switzerland.

    CSAM is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of December 31, 1999, CSAM-Americas managed approximately $72.0 billion in assets. CSAM is registered as an investment adviser under the Investment Advisers Act of 1940, or the Advisers Act. For information regarding a proposed new investment advisory agreement with CSAM, see "Proposal 3 (Emerging Markets Infrastructure Fund Shareholders Only): Approval of New Investment Advisory Agreement."

    CSAM has sole investment discretion for each Fund's assets under the supervision of each Fund's Board of Directors and in accordance with each Fund's stated policies. CSAM will select investments for each Fund and will place purchase and sale orders on behalf of the Funds. For information about each Fund's investment advisory fees, including amounts paid for the 1999 fiscal year, see "Synopsis--Fees and Expenses--The Emerging Markets Telecommunications Fund" and "Synopsis--Fees and Expenses--The Emerging Markets Infrastructure Fund."

    CSAM's executive officers and directors are as follows: William W. Priest, Jr., Richard W. Watt, Hal Liebes (all of whom are also executive officers or directors of the Funds), James P. McCaughan, Laurence R. Smith, Elizabeth B. Dater, Eugene L. Podsiadlo, Sheila N. Scott, Timothy T. Taussig, Robert D. Birnbaum, Susan Black, Steven D. Bleiberg, Jo Ann Corkran, Alain G. De Coster, Gregg M. Diliberto, Paul N. Edwards, Harold W. Ehrlich, Kyle F. Frey,
Jeffrey A. Geller, Robert S. Janis, Kevin K. Keady, Scott T. Lewis, Richard J. Lindquist, Brady T. Lipp, Stephen J. Lurito, Lynn S. Martin, Jack Morgenstern, Maryanne S. Mullarkey, Terry S. Newman, Sharon B. Parente, Roger Reinlieb, Eric N. Remole, Donald C. Schultheis, Harold E. Sharon, Eugene J. Siembieda, Mark K. Silverstein, Barbara A. Tarmy and Donna M. Vandenbulcke.

    In addition, Emily Alejos, the Funds' Investment Officer, Yarek Aranowicz, the Funds' Investment Officer, Robert B. Hrabchak, the Funds' Investment Officer, Michael A. Pignataro, the Funds' Chief Financial Officer and Secretary, Rocco A. Del Guercio, a Vice President of each Fund, and Robert M. Rizza, the Funds' Treasurer, are also employees of CSAM.

    PORTFOLIO MANAGEMENT. Richard W. Watt, who is a Managing Director of CSAM and who held the office of Senior Vice President of CSAM from August 1995 to July 1996, is primarily responsible for management of each Fund's assets.

    ADMINISTRATOR. Bear Stearns Funds Management Inc. serves as each Fund's U.S. administrator pursuant to an administrative agreement with each Fund. BSFM is located at 575 Lexington Avenue, New York, New York 10022. For information about fees paid to BSFM, see "Synopsis--Fees and Expenses--The Emerging Markets Telecommunications Fund" and "Synopsis--Fees and Expenses--The Emerging Markets Infrastructure Fund."

    BSFM provides office facilities and personnel adequate to perform the following services for each Fund:

    - oversight of the determination and publication of each Fund's net asset value in accordance with the respective Fund's policy as adopted from time to time by the respective Board of Directors,

    - oversight of the maintenance by Brown Brothers Harriman & Co. of the books and records of each Fund as required under the Investment Company Act,

    - assist in the preparation of each Fund's U.S. federal, state and local income tax returns,

    - preparation for the review and approval by officers of each Fund of financial information for each Fund's proxy statements and semiannual and annual reports to shareholders, and

    - preparation of certain of each Fund's reports to the SEC.

    As of May 31, 2000, BSFM provided accounting and/or administrative services for 29 investment companies and investment partnerships, with combined total assets of approximately $4.2 billion.

    Each Fund has retained CSAM to provide certain administrative and shareholder services to the respective Fund that are not provided by BSFM, subject to the supervision and direction of the respective Board of Directors of the respective Fund pursuant to an administrative services agreement with CSAM. These services include:

    - furnishing certain internal executive and administrative services, responding to shareholder inquiries,

    - acting as liaison between the respective Fund and its various service providers,

    - furnishing corporate secretarial services, which include assisting in the preparation of materials for meetings of the Board of Directors,

    - coordinating the preparation of proxy statements, reports to shareholders and filings with state blue sky authorities,

    - assisting in the preparation of tax returns, and

    - generally assisting in monitoring and developing compliance procedures for each Fund.

    CSAM is reimbursed by each Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). Costs incurred on behalf of two or more funds for which CSAM provides administrative and shareholder services are apportioned among such funds according to their respective net asset values. Each Fund also reimburses CSAM for any out-of-pocket expenses in providing these services to each Fund, including postage, telephone and other telecommunications charges and duplicating costs. For information regarding fees paid to CSAM for administrative services for ETF's fiscal year ended May 31, 2000 and EMG's fiscal year ended November 30, 1999, see "Synopsis--Fees and Expenses--The Emerging Markets Telecommunications Fund" and "Synopsis--Fees and Expenses--The Emerging Markets Infrastructure Fund."

    CHILEAN ADMINISTRATOR. Under Chilean law, each Fund is required to have an administrator in Chile. Celfin serves as each Fund's Chilean administrator pursuant to an administrative agreement with each Fund. The Chilean administrator, a Chilean corporation located at Apoquindo 3721, Piso 19, Santiago, Chile, a subsidiary of CSAM, performs various services for each Fund, including:

    - maintaining the general ledger and preparing financial statements required for each Fund pursuant to Chilean law and regulations,

    - making applications to the Central Bank of Chile for remittances of dividends, interest, net realized capital gains and capital outside Chile,

    - withholding Chilean taxes due on amounts remitted abroad on account of dividends, interest and net realized capital gains or otherwise,

    - acting as each Fund's representative in Chile, and

    - providing clerical assistance in connection with Chilean investments.

For information regarding fees paid to Celfin, see "Synopsis--Fees and Expenses--The Emerging Markets Telecommunications Fund" and "Synopsis--Fees and Expenses--The Emerging Markets Infrastructure Fund."

    ESTIMATED EXPENSES. Except as otherwise provided in the administrative services agreements, the Brazilian administration agreement and the Chilean administration agreements, CSAM, Fleet, Celfin and BSFM are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of each Fund, as well as the fees of all directors of each Fund who are affiliated with those companies or any of their affiliates. Each Fund pays all other expenses incurred in the operation of that Fund including, among other things:

    - expenses for legal and independent accountants' services,

    - costs of printing proxies, stock certificates and shareholder reports,

    - charges of the custodians, any sub-custodians and the transfer and dividend-paying agent's expenses in connection with the Funds' Dividend Reinvestment and Cash Purchase Plan,

    - U.S. SEC fees and fees of regulatory bodies of the emerging countries,

    - fees and expenses of unaffiliated directors,

    - accounting and pricing costs,

    - membership fees in trade associations,

    - fidelity bond coverage for the Funds' officers and employees,

    - directors' and officers' errors and omissions insurance coverage,

    - interest,

    - brokerage costs and stock exchange fees,

    - taxes,

    - stock exchange listing fees and expenses,

    - expenses of qualifying the Funds' shares for sale in various states and foreign jurisdictions,

    - litigation, and

    - other extraordinary or non-recurring expenses and other expenses properly payable by the Funds.

    PORTFOLIO MANAGERS. If the Merger is consummated, it is anticipated that Richard W. Watt will continue as the Chief Investment Officer of the Surviving Fund. For more information regarding Mr. Watt, see "--Directors and Principal Officers."

    CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is the custodian for both Funds' U.S. and foreign assets and also serves as the accounting agent of each Fund.

    TRANSFER AGENT AND REGISTRAR. Fleet National Bank c/o EquiServe, L.P., P.O. Box 1865, Mail Stop 45-02-62, Boston, MA 02105 acts as the transfer agent and registrar of each Fund.

    PROXY SOLICITOR. Each Fund has retained Shareholder Communications Corporation, or SCC, a proxy solicitation firm, to assist the Funds in soliciting proxies from shareholders. SCC will contact individual shareholders of record, beneficial owners and banks, brokers and other nominee shareholders. In return for its services, SCC is entitled to receive $7,500 per Fund and reimbursements for its reasonable expenses.

    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. The following table shows certain information based on filings made with the SEC concerning persons who may be deemed beneficial owners of 5% or more of the shares of common stock of either Fund because they possessed or shared voting or investment power with respect to the shares of that Fund:

                                                  NUMBER OF SHARES    PERCENT OF
FUND              NAME AND ADDRESS               BENEFICIALLY OWNED     SHARES
----  -----------------------------------------  ------------------   ----------
ETF   FMR Corp.                                          398,000       5.13%(1)
      82 Devonshire Street
      Boston, Massachusetts 02109
EMG   Lazard Freres & Co. LLC                          1,789,693      11.11%(2)
      30 Rockefeller Plaza
      New York, New York 10022
      President and Fellows of Harvard College         1,116,058       9.40%(3)
      c/o Harvard Management Company, Inc.
      600 Atlantic Avenue
      Boston, Massachusetts 02210

--------------

(1) Based on a Schedule 13-G filed with the SEC on February 12, 2000.

(2) Based on a Schedule 13-G filed with the SEC on March 10, 2000.

(3) Based on a Schedule 13-G filed with the SEC on January 28, 2000.

    It is not possible to calculate the ownership of the outstanding shares of common stock of the Surviving Fund by any of the persons listed above after consummation of the Tender Offer and the Merger because the Fund is unable to determine:

    - the amount of such person's participation in the Tender Offer;

    - the affect of the pro rata allocation on the amount of shares tendered by such persons, assuming the Tender Offer is fully subscribed; and

    - the net asset value of each Fund on the Effective Date.

    All the directors and executive officers, as a group, of ETF, as of August 28, 2000, owned less than 1% of the outstanding shares of ETF, and all the directors and executive officers, as a group, of EMG, as of the same date, owned less than 1% of the outstanding shares of EMG.

                                    EXPERTS

    Each Fund has selected PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, as its independent public accountants who will audit its financial statements.

                                 REQUIRED VOTE

    The Merger has been approved by 75% of the Continuing Directors of each Fund. Accordingly, under the Articles of Incorporation of each Fund, approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of each Fund. Subject to such approval, the Merger is currently scheduled to be consummated shortly after the completion of the Tender Offer. The Board of Directors of each Fund recommends that the shareholders of each Fund vote in favor of this Proposal 1.

                               LEGAL PROCEEDINGS

    There are currently no material legal proceedings to which the Funds are a party.

                                 LEGAL OPINIONS

    Certain legal matters in connection with the Merger will be passed upon for the Funds by Willkie Farr & Gallagher. Willkie Farr & Gallagher will rely as to certain matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP.

      PROPOSAL 2 (EMERGING MARKETS INFRASTRUCTURE FUND SHAREHOLDERS ONLY):
              APPROVAL OF CHANGE IN FUNDAMENTAL INVESTMENT POLICY

                                   BACKGROUND

    EMG's investment objective is long-term capital appreciation. EMG seeks to achieve this investment objective by investing primarily in equity securities of infrastructure companies in emerging countries and companies that manufacture products on behalf of or service infrastructure companies in emerging countries. "Infrastructure companies" may engage in any of the following activities:
(a) the generation, transmission or distribution of electricity; (b) the distribution of gas; (c) the construction or operation of roads or other public works, including water treatment facilities; (d) the construction or operation of transportation systems; (e) the operation of, development or manufacture and sale of equipment relating to long distance and local telephone services, cellular radio telephone services and other radio common carrier communications services, including paging and specialized mobile radio systems; (f) the production and operation of telegraph, satellite, microwave and private communications networks, electronic mail and other emerging telecommunications technologies; and (g) other public service activities which, in the opinion of CSAM, relate to the development of a country's basic structure on which its economic activity relies.

    It is EMG's policy, under normal conditions, to invest at least 70% of its total assets in equity securities of infrastructure companies in emerging countries. EMG may also invest up to 30% of its total assets in equity securities of companies that manufacture products on behalf of or service infrastructure companies in emerging countries.

    ETF's investment objective is long-term capital appreciation. ETF seeks to achieve this investment objective by investing primarily in equity securities of emerging countries telecommunications companies and companies that provide other essential services in the development of an emerging country's infrastructure. Telecommunications companies may engage in any of the following activities:
(a) operation of, development, financing or manufacture and sale of equipment relating to long distance and local telephone services, cellular radio telephone services and other radio common carrier communications services, including paging and specialized mobile radio systems; and (b) production, financing and operation of telegraph, satellite, microwave and private communications networks, electronic mail and other emerging telecommunications technologies.

    It is ETF's policy, under normal conditions, to invest at least 65% of its total assets in equity securities of telecommunications companies in emerging markets. ETF may also invest a substantial portion of its remaining assets, up to 25% of its total assets under normal market conditions, in equity securities of companies that provide other essential services in the development of an emerging country's infrastructure and will benefit from macroeconomic growth in an emerging country, but whose growth is not directly linked to favorable changes in commodity prices.

    On July 24, 2000, EMG's Board of Directors resolved to conform EMG's fundamental investment policy to be consistent with that of ETF as described above, subject to shareholder approval.

    In addition, EMG's Board of Directors agreed to modify EMG's current non-fundamental investment policies, effective upon consummation of the Merger, to conform to the investment policies of ETF as described under "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization Pursuant to which The Emerging Markets Telecommunications Fund Will Merge with and into The Emerging Markets Infrastructure Fund--Synopsis--Investment Objectives and Policies." The principal differences between those policies and EMG's current policies are that:

        1. The Surviving Fund may seek to invest in equity securities of telecommunications companies in developed countries when these securities, in the opinion of CSAM, have investment characteristics similar to emerging country telecommunications companies.

        2. The Surviving Fund's definition of emerging country equity securities also includes securities of companies that may have characteristics and business relationships common to companies in a country or countries other than an emerging country.

        3. Up to 25% of ETF's total assets may be invested in equity securities of closely-held companies or private placements of public companies, where CSAM anticipates that a liquid market will develop for these securities within a period of two to five years from the date such securities are acquired, whereas EMG permits up to 30% of its total assets to be so invested.

        4.  The Surviving Fund may invest the remainder of its assets in
    (i) debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country, (ii) equity or debt securities of corporate or governmental issuers located in developed countries, and (iii) short-term (less than 12 months to maturity) and medium-term (not greater than 5 years to maturity) debt securities. The Surviving Fund's assets may be invested in debt securities when CSAM believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. The debt securities in which the Surviving Fund may invest include bonds, notes, bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances), commercial paper, repurchase agreements, assignments of loans and loan participations.

    Shareholder approval is neither required nor requested for these changes.

                  BOARD CONSIDERATIONS; REASONS FOR CHANGE IN
                         FUNDAMENTAL INVESTMENT POLICY

    The proposed changes in EMG's investment policy would shift the Surviving Fund's investment focus away from investing 70% of its assets in equity securities of infrastructure companies to requiring the Fund to normally invest at least 65% of its assets in equity securities of telecommunications companies. In approving this change, the Board considered a number of factors, including the performance of ETF's and EMG's holding over time in both relative and absolute terms and the greater range of attractive investment opportunities available in the telecommunications sector as compared to the infrastructure sector. The Board also considered the views of both CSAM and PaineWebber on the matter. CSAM advised the Board that, in its view, future opportunities for capital appreciation would likely be greater for equity securities of telecommunications companies, rather than for equity securities of infrastructure companies, although this may not be true under particular market conditions. PaineWebber also recommended that the investment policies of the Surviving Fund be those of ETF, noting particularly the lack of general awareness in the marketplace about the meaning of the term "infrastructure companies." The Board also took note of the positive performance of many telecommunications companies and the funds that invest in them.

    The proposed changes in EMG's fundamental investment policy are conditioned upon approval of the Merger.

                           REQUIRED SHAREHOLDER VOTE

    Approval of the proposed change to EMG's fundamental investment policy requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined under "General."

    IN THE JUDGMENT OF THE BOARD OF DIRECTORS OF THE FUND, THE CHANGE IN FUNDAMENTAL INVESTMENT POLICY SERVES THE BEST INTERESTS OF THE SURVIVING FUND AND ITS SHAREHOLDERS, AND THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

      PROPOSAL 3 (EMERGING MARKETS INFRASTRUCTURE FUND SHAREHOLDERS ONLY):
                 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

                                   BACKGROUND

    CSAM currently acts as EMG's investment adviser pursuant to an investment advisory agreement between CSAM and the Fund dated December 21, 1993, which was approved by EMG's initial shareholder on November 24, 1993. See "proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization Pursuant to which The Emerging Markets Telecommunications Fund Will Merge with and into The Emerging Markets Infrastructure Fund--Synopsis--Fees and Expenses of The Emerging Markets Infrastructure Fund."

    On July 24, 2000, EMG's Board of Directors approved a new investment advisory agreement, or the New Investment Advisory Agreement, to become effective upon the consummation of the Merger. The New Investment Advisory Agreement will be substantially similar to the current investment advisory agreement except that:

    - the investment advisory fee will be based upon a percentage of the lower of the average weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets; and

    - the fee percentage will be reduced from an annual rate of 1.30% to an annual rate of 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts over $200 million.

    CSAM, through a voluntary fee waiver, has agreed to the new fee calculation described above (that is, based on the lower of stock price or net assets) effective July 1, 2000 and continuing through the date of the Merger, at which time this concept will be incorporated in the new investment advisory agreement. If the New Investment Advisory Agreement is not approved, the Merger will not be consummated and the current investment advisory agreement will remain in effect. In that event, EMG's Board of Directors intends to submit a new investment advisory agreement, reflecting this concept, at the next shareholders' meeting.

    For the fiscal year ended November 30, 1999, EMG paid brokerage commissions of $7,918 to affiliated brokers, which amount is equal to 1.02% of total commissions paid by EMG. See "Portfolio Transactions" in the SAI for more information.

    A description of the proposed New Investment Advisory Agreement is provided below under "--The New Investment Advisory Agreement." This description is only a summary and is qualified by reference to the form of investment advisory agreement attached hereto as Exhibit B, which is marked to show changes from the current investment advisory agreement for EMG.

                              BOARD RECOMMENDATION

    On July 24, 2000, at an in-person meeting of the Board specifically called for this purpose, the Board of Directors of the Fund, including the Non-interested Directors, unanimously approved the New Investment Advisory Agreement and recommended its approval to shareholders of the Fund.

                       BOARD CONSIDERATIONS; REASONS FOR
                     THE NEW INVESTMENT ADVISORY AGREEMENT

    As discussed in "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which The Emerging Markets Telecommunications Fund Will Merge with and into The Emerging Markets Infrastructure Fund--Information About the Merger," the Board of Directors of the Fund has been concerned with the size of the discount to net asset value at which the Fund's shares have traded on the NYSE. The Board has discussed and considered various alternative strategies to address the discount at meetings held on February 8, 2000, April 6, 2000, May 8, 2000, June 27, 2000 and July 24, 2000. For a description of these strategies, see "Proposal 1 (Both Funds):
Approval of the Merger Agreement and Plan of Reorganization pursuant to which The Emerging Markets Telecommunications Fund Will Merge with and into The Emerging Markets Infrastructure Fund--Information About the Merger--Reasons for the Merger."

    At the May 8, 2000 board meeting, CSAM proposed changing the basis upon which the fee is calculated. Changing the methodology by which the current investment advisory fees are calculated as described above (that is, based on the lower of stock price or net assets) would:

    - reduce the investment advisory fee, thereby lowering the Fund's overall expense ratio, and

    - have an on-going accretive impact on net asset value.

    In addition, the Board of Directors believes that calculating the investment advisory fee with reference to the stock price (market value) when the Fund's shares are trading at a discount, will more closely align the interests of CSAM with the interests of the Fund's shareholders in enhancing the Fund's market value and narrowing the market discount, recognizing that CSAM does not and cannot control the discount at which Fund shares trade.

    The Board of Directors also considered and evaluated the proposed New Investment Advisory Agreement and determined that, except for modification of the fee calculation and the new fee structure, the New Investment Advisory Agreement is not materially different from the current investment advisory agreement. CSAM has confirmed that the level and quality of the services provided to the Fund will not change if the New Investment Advisory Agreement is approved by the Fund's shareholders.

              INFORMATION CONCERNING CREDIT SUISSE GROUP AND CSAM

    For information about the Fund's investment adviser, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which The Emerging Markets Telecommunications Fund Will Merge with and into The Emerging Markets Infrastructure Fund--Management of the Funds."

              DESCRIPTION OF CURRENT INVESTMENT ADVISORY AGREEMENT

    Under the current investment advisory agreement, CSAM provides the Fund with ongoing investment advisory services. CSAM:

    - manages the Fund's assets in accordance with the Fund's investment objective and policies,

    - selects investments for the Fund,

    - places purchase and sale orders on behalf of the Fund, and

    - together with the Board of Directors of the Fund, monitors the performance of Celfin.

    CSAM also provides investment research and supervision of the Fund's investments and conducts a continual program of investment, evaluation and if appropriate, sale and reinvestment of the Fund's assets. Furthermore, CSAM also provides administrative services to the Fund pursuant to a separate administrative agreement. For more information about the administrative services CSAM provides to the Fund pursuant to this agreement, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which The Emerging Markets Telecommunications Fund Will Merge with and into The Emerging Markets Infrastructure Fund--Management of the Funds--Administrator."

    CSAM is responsible for all expenses incurred in connection with the performance of its services under the current investment advisory agreement, including fees payable to any sub-advisers. The Fund is responsible for all other expenses, including those described under "Proposal 1 (Both Funds):
Approval of the Merger Agreement and Plan of Reorganization pursuant to which The Emerging Markets Telecommunications Fund Will Merge with and into The Emerging Markets Infrastructure Fund--Management of the Funds--Estimated Expenses."

    For a description of investment advisory fees paid by EMG, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization Pursuant to which The Emerging Markets Telecommunications Fund Will Merge with and into The Emerging Markets Infrastructure Fund--Synopsis--Fees and Expenses--The Emerging Markets Infrastructure Fund." For the fiscal year ended November 30, 1999, CSAM earned $1,922,776 for advisory services. In addition, CSAM was reimbursed $19,998 for administrative services rendered to the Fund for the fiscal year ended November 30, 1999.

    The current investment advisory agreement provides that CSAM shall not be liable, and shall be indemnified, for error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on the part of CSAM in the performance of its duties or reckless disregard of its obligations and duties under the current investment advisory agreement. CSAM is entitled to receive advances from the Fund for payment of the reasonable expenses it incurs in connection with any matter as to which it seeks indemnification in the manner and to the fullest extent permissible under the Maryland General Corporate Law.

    The current investment advisory agreement may be terminated without penalty upon 60 days' written notice by the Board of Directors or by CSAM or the vote of the holders of a majority of the Fund's shares. This agreement terminates automatically in the event of its assignment.

                     THE NEW INVESTMENT ADVISORY AGREEMENT

    Shareholders are being asked to approve or disapprove the New Investment Advisory Agreement. The New Investment Advisory Agreement is substantially similar to the current investment advisory agreement except for modification of the basis upon which the fee is calculated (that is, the lower of stock price or net assets) and the new fee structure.

    The New Investment Advisory Agreement will be dated as of the date shareholder approval is granted. The agreement will be in effect for an initial two-year term, ending on the second anniversary of the date on which shareholder approval is granted. The agreement may continue thereafter from year to year only if specifically approved at least annually by either (i) the Board of Directors of the Fund or (ii) the "vote of a majority of the outstanding voting securities" of the Fund, and in either case, the vote of a majority of the Non-Interested Directors, cast in person at a meeting called for such purpose.

    The implementation of the New Investment Advisory Agreement is conditional upon approval of the Merger.

                      DIFFERENCES BETWEEN THE CURRENT AND
                     THE NEW INVESTMENT ADVISORY AGREEMENT

    Under the current investment advisory agreements, CSAM is entitled to quarterly investment advisory fees computed at an annual rate of 1.30% of the Fund's average weekly net assets. Under the New Investment Advisory Agreement, CSAM will be entitled to receive quarterly investment advisory fees computed at an annual rate of 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts over $200 million.

    The following table sets forth the investment advisory fee paid for the fiscal year ended November 30, 1999 under the current investment advisory agreement and the amount that would have been paid had the New Investment Advisory Agreement been in effect for the fiscal year ended November 30, 1999 taking into consideration the new advisory fee percentages and the new fee structure. Also shown is the difference between the two amounts in dollars and as a percentage of the fee paid under the existing agreement.

 FEE PAYABLE TO CSAM
    UNDER CURRENT           FEE PAYABLE UNDER
      AGREEMENT               NEW AGREEMENT            REDUCTION IN FEE
---------------------       -----------------       -----------------------
     $1,922,776                $1,354,699           $568,077        29.54%

                           REQUIRED SHAREHOLDER VOTE

    Approval of the New Investment Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined under "General".

    IN THE JUDGMENT OF THE BOARD OF DIRECTORS OF THE FUND, THE NEW INVESTMENT ADVISORY AGREEMENT SERVES THE BEST INTERESTS OF THE SURVIVING FUND AND ITS SHAREHOLDERS, AND THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

    PROPOSAL 4 (EMERGING MARKETS TELECOMMUNICATIONS FUND SHAREHOLDERS ONLY):
                            RE-ELECTION OF DIRECTORS
                                   BACKGROUND

    The Fund's Board of Directors is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    Each of James J. Cattano and William W. Priest, Jr., directors whose current terms expire on October 10, 2000, the date of the annual meeting, has been nominated for a three-year term to expire at the 2002 Annual Meeting of Shareholders. Messrs. Cattano and Priest currently serve as directors of the Fund. Mr. Cattano has been a member of the Board of Directors since 1994, and Mr. Priest has served as a director since 1997.

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement/Prospectus. Each director named below who is deemed an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Messrs. Priest and Watt are interested persons of the Fund by virtue of their positions as directors and/or officers of CSAM.

    For information regarding the nominees for election to ETF's Board, directors whose terms of office continue beyond the 2000 annual meeting, and the officers and directors of ETF as a group, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which The Emerging Markets Telecommunications Fund Will Merge with and into The Emerging Markets Infrastructure Fund--Management of the Funds."

    During the fiscal year ended May 31, 2000, each director who is not a director, officer, partner, co-partner or employee of CSAM, the Administrator, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended May 31, 2000 to all such unaffiliated directors was $41,000. During the fiscal year ended May 31, 2000, the Board convened nine times. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the period for which he was a Director.

    Messrs. Arzac, Cattano, Landau and Torino constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund. The Audit Committee met twice during the fiscal year ended May 31, 2000. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Board performs the functions of a nominating committee. The Board will consider nominees recommended by shareholders in the event any vacancies arise. Recommendations should be submitted to the Board care of the Secretary of the Fund. The Fund does not have a compensation committee.

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act require the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended May 31, 2000, all filing requirements applicable to such persons were complied with.

    For information about executive officers of the Fund, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which The Emerging Markets Telecommunications Fund Will Merge with and into The Emerging Markets Infrastructure Fund--Management of the Funds."

    The following table shows certain compensation information for the directors of ETF and EMG for the fiscal year ended May 31, 2000 and November 30, 1999, respectively. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                PENSION OR                     TOTAL        TOTAL NUMBER
                                                RETIREMENT    ESTIMATED     COMPENSATION    OF BOARDS OF
                                                 BENEFITS       ANNUAL     FROM FUNDS AND   CSAM-ADVISED
                                AGGREGATE       ACCRUED AS     BENEFITS     FUND COMPLEX     INVESTMENT
                               COMPENSATION    PART OF FUND      UPON         PAID TO        COMPANIES
NAME OF DIRECTOR                FROM FUNDS       EXPENSES     RETIREMENT   DIRECTORS (1)     SERVED (2)
----------------              --------------   ------------   ----------   --------------   ------------

Dr. Enrique R. Arzac........  ETF:   $ 9,500         0            0            $94,500           11
                              EMG:   $11,500

James J. Cattano............  ETF:   $ 9,500         0            0            $57,500            6
                              EMG:   $10,000

Peter A. Gordon*............  ETF:   $ 4,000         0            0            $44,500            6
                              EMG:   $ 7,500

George W. Landau............  ETF:   $ 9,500         0            0            $59,000            7
                              EMG:   $11,000

Martin M. Torino............  ETF:   $ 8,500         0            0            $50,000            6
                              EMG:   $10,500

William W. Priest Jr........  ETF:   $     0         0            0                  0           57
                              EMG    $     0

Richard W. Watt.............  ETF:   $     0         0            0                  0            8
                              EMG:   $     0

--------------

* Mr. Gordon resigned from the Funds' Boards of Directors effective December 20, 1999.

(1) As of November 30, 1999

(2) Includes ETF and EMG

                           REQUIRED SHAREHOLDER VOTE

    Approval of the election of James J. Cattano and William W. Priest, Jr. as Directors of the Fund requires the affirmative vote of a plurality of the votes cast on the matter at the annual meeting of the Fund in person or by proxy. If the Merger is consummated, the Directors of the Surviving Fund will be the Directors of EMG, who currently are the same as the Directors of ETF.

    THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RE-ELECTION OF JAMES J. CATTANO AND
WILLIAM W. PRIEST, JR. AS DIRECTORS OF THE FUND.

    PROPOSAL 5 (EMERGING MARKETS TELECOMMUNICATIONS FUND SHAREHOLDERS ONLY):
          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
                                   BACKGROUND

    The fifth proposal to be submitted will be the ratification or rejection of the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending May 31, 2001. At a meeting held on May 8, 2000, the Board of Directors, including those directors who are not "interested persons" of the Fund, approved the selection of PricewaterhouseCoopers LLP for the fiscal year ending May 31, 2001. PricewaterhouseCoopers LLP has been the Fund's independent public accountants since the Fund commenced operations in 1992, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be available by telephone at the annual meeting of the Fund and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

                           REQUIRED SHAREHOLDER VOTE

    Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent public accountants requires the affirmative vote of a majority of the votes cast on the matter at the annual meeting of the Fund in person or by proxy and is conditioned upon the non-occurrence of the Merger.

    THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS.

    PROPOSAL 6 (EMERGING MARKETS TELECOMMUNICATIONS FUND SHAREHOLDERS ONLY):
   SHAREHOLDER PROPOSAL REQUESTING THAT ETF'S BOARD OF DIRECTORS PRESENT FOR SHAREHOLDER APPROVAL A PROGRAM TO PERMIT ETF SHAREHOLDERS TO REALIZE NET ASSET
                             VALUE FOR THEIR SHARES

                                   BACKGROUND

ON MAY 1, 2000, ETF RECEIVED THE FOLLOWING PROPOSAL AND SUPPORTING STATEMENT FROM WALTER S. BAER, WHO ADVISED ETF THAT, AT THE TIME HE SUBMITTED HIS PROPOSAL TO ETF, HE OWNED SHARES OF THAT FUND WITH A MARKET VALUE OF AT LEAST $2,000 CONTINUOUSLY FOR THE PRECEDING YEAR. ETF WILL PROVIDE THE ADDRESS OF MR. BAER TO ANY PERSON WHO SO REQUESTS SUCH INFORMATION ORALLY OR IN WRITING, PROMPTLY UPON THE RECEIPT OF ANY ORAL OR WRITTEN REQUEST THEREFOR, TO CSAM AT 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017. ETF ACCEPTS NO RESPONSIBILITY FOR THE ACCURACY OF EITHER THE PROPOSAL OR MR. BAER'S SUPPORTING STATEMENT. THE BOARD OF DIRECTORS OF ETF RECOMMENDS A VOTE AGAINST THIS SHAREHOLDER PROPOSAL.

                              SHAREHOLDER PROPOSAL

    The text of the shareholder proposal for ETF is as follows:

    "RESOLVED: The shareholders request that, within sixty days, the Fund's Board of Directors present for shareholder approval a program that will permit shareholders to realize Net Asset Value for their shares."

                             SUPPORTING STATEMENTS

    The text of the supporting statement for the shareholder proposal of ETF is as follows:

    "Shareholders have suffered long enough from the Fund's large discount from Net Asset Value (NAV). The Fund should permit shareholders who want to redeem shares to do so at NAV. Recommended programs to accomplish this include 1) an unlimited, one-time self-tender offer at NAV; 2) converting the Fund to an open-end fund; 3) merging the Fund with an open-end fund; or 4) liquidating the Fund.

    This proposal has been submitted prior to any statement from the Fund about actions it plans to take as a result of the recently completed PaineWebber study. If by the time this proxy is filed, actions have been taken or proposed that permit shareholders to realize NAV, I will withdraw this proposal. If not, however, Fund management probably will oppose this proposal and make numerous arguments why the current structure should be retained. In my opinion, the dollars-and-cents benefits to shareholders of eliminating the discount far outweigh whatever advantages the closed-end structure may offer for this Fund."

                           REQUIRED SHAREHOLDER VOTE

    The shareholder request that ETF's Board of Directors present a program for shareholder approval that will permit shareholders to realize the net asset value for their shares requires the affirmative vote of a majority of the votes cast on the matter at the annual meeting in person or by proxy.

                  OPPOSING STATEMENT OF THE BOARD OF DIRECTORS

    The Board of Directors of ETF has, over the years, taken a range of actions intended to address the discount to net asset value at which its shares have traded on the NYSE and the impact on shareholders of the discount. After numerous discussions and the consideration of various alternative strategies, the Board of Directors of ETF has concluded that it is in the best interests of ETF and its shareholders to maintain the closed-end format. Among the benefits of this structure are the ability to manage the Fund's portfolio without the need to maintain cash balances to fund redemption requests, the flexibility to adopt investment policies that would permit the investment of a greater percentage of the Fund's assets in illiquid securities and the possible lower operating expenses associated with managing a closed-end fund and avoiding the need to finance the distribution of the Fund's shares in a continuous offering. For more information about the factors considered by ETF's Board of Directors see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which The Emerging Markets Telecommunications Fund Will Merge with and into The Emerging Markets Infrastructure Fund--Information About the Merger--Reasons for the Merger." However, in recognition of the desire of certain shareholders to be able to realize an amount approximating net asset value for their shares, the Board of Directors of EMG has approved, subject to the consummation of the Merger, a program whereby the Surviving Fund intends to effectuate a self-tender for not less than 15% of its outstanding shares on an annual basis, as described above under "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which The Emerging Markets Telecommunications Fund Will Merge with and into The Emerging Markets Infrastructure Fund--Information About The Merger--History of the Emerging Markets Infrastructure Fund's Discount." The Board of Directors of ETF believes that the combination of the Funds pursuant to the Merger proposal and the implementation of this self-tender program achieves a proper balance between the ability of the Surviving Fund to pursue its investment objective and the desire of certain shareholders to sell their shares at a price approximating net asset value. Accordingly,

     THE BOARD OF DIRECTORS OF ETF, INCLUDING THE NON-INTERESTED DIRECTORS,
       RECOMMENDS THAT THE SHAREHOLDERS OF ETF VOTE "AGAINST" PROPOSAL 6.

    In the event that Proposal 6 is approved and the Merger is consummated, the Surviving Fund's Board of Directors will treat the proposal as applicable to the Surviving Fund.

                             ADDITIONAL INFORMATION

    The Proxy Statement/Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Funds have filed with the Commission, under the Securities Act and the Investment Company Act, to which reference is hereby made.

    The Funds are subject to the informational requirements of the Securities Exchange Act and in accordance therewith, file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds can be inspected and copied at the public reference facilities of the SEC in Washington, D.C. and at the New York Regional Office of the SEC at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

    PROPOSALS OF ETF SHAREHOLDERS. Notice is hereby given that for a shareholder proposal to be considered for inclusion in ETF's proxy material relating to its 2001 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than May 10, 2001. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act. The timely submission of a proposal does not guarantee its inclusion in ETF's proxy materials.

    Pursuant to the By-laws of ETF, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of ETF. To be timely, any such notice must be delivered to or mailed and received by The Emerging Markets Telecommunications Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, NY 10017 not later than May 10, 2001; provided, however, that in the event that the date of the 2001 annual meeting is advanced or delayed by more than 30 days from October 10, 2001, the first anniversary of the 2000 annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of the 2001 meeting is given or made.

    Any notice by a shareholder to the respective Fund must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on ETF's books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of ETF which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of ETF entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business, and (vi) any material interest of the shareholder in such business.

    The Fund may exercise discretionary voting authority with respect to any shareholder proposals that are not submitted in accordance with Rule 14a-8 under the Securities Exchange Act and which are submitted after the advance notice deadline for submission of proposals pursuant to ETF's By-laws indicated above. Even if timely notice is received, ETF may exercise discretionary voting authority in certain other circumstances as described under Rule 14a-4(c) under the Securities Exchange Act which governs ETF's use of discretionary proxy voting authority. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to ETF on matters not specifically reflected on the form of proxy.

    PROPOSALS OF EMG SHAREHOLDERS. Notice is hereby given that for a shareholder proposal to be considered for inclusion in EMG's proxy material relating to its 2001 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than November 6, 2000. A shareholder desiring to submit a proposal for inclusion in EMG's proxy material for a shareholder meeting subsequent to the special meeting, if any, must be a record or beneficial owner of at least 1% of the outstanding shares of common stock of the Fund or shares of the Fund with a market value of $2,000 entitled to be voted at the meeting and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act. Shareholders who meet the above conditions and desire to submit a written proposal, should send their written proposals to the Fund c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, within a reasonable time before the solicitation of proxies for the meeting of shareholders. The timely submission of a proposal does not guarantee its inclusion in EMG's proxy materials.

    OTHER MATTERS TO COME BEFORE THE MEETING. The Board of Directors of each Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in their discretion in the interest of the respective Fund. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Directors of The Emerging Markets Telecommunications Fund, Inc. and The Emerging Markets Infrastructure Fund, Inc.

Michael A. Pignataro
Chief Financial Officer and Secretary, The Emerging Markets Infrastructure Fund, Inc.

Michael A. Pignataro
Chief Financial Officer and Secretary, The Emerging Markets Telecommunications Fund, Inc.

                                   EXHIBIT A

                                    FORM OF

                  MERGER AGREEMENT AND PLAN OR REORGANIZATION

                  MERGER AGREEMENT AND PLAN OF REORGANIZATION

                                    BETWEEN

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                                      AND

                 THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

                           DATED AS OF JULY 31, 2000

                               TABLE OF CONTENTS

1.   DEFINITIONS........................................................   A-6

2.   BASIC TRANSACTION..................................................   A-6
     2.1.   The Merger..................................................   A-6
     2.2.   Actions at Closing..........................................   A-6
     2.3.   Effect of Merger............................................   A-7
     2.4.   Name Change.................................................   A-7

3.   REPRESENTATIONS AND WARRANTIES OF THE EMERGING MARKETS
       TELECOMMUNICATIONS FUND, INC. ...................................   A-7
     3.1.   Organization................................................   A-7
     3.2.   Registrations and Qualifications............................   A-7
     3.3.   Regulatory Consents and Approvals...........................   A-7
     3.4.   Noncontravention............................................   A-7
     3.5.   Financial Statements........................................   A-8
     3.6.   Annual Report...............................................   A-8
     3.7.   Qualification, Corporate Power, Authorization of
            Transaction.................................................   A-8
     3.8.   Legal Compliance............................................   A-8
     3.9.   Material Contracts..........................................   A-8
     3.10.  Undisclosed Liabilities.....................................   A-8
     3.11.  Tax Filings.................................................   A-9
     3.12.  Qualification under Subchapter M............................   A-9
     3.13.  Form N-14...................................................   A-9
     3.14.  Capitalization..............................................   A-9
     3.15.  Books and Records...........................................   A-9

4.   REPRESENTATIONS AND WARRANTIES OF THE EMERGING MARKETS
       INFRASTRUCTURE FUND, INC. .......................................  A-10
     4.1.   Organization................................................  A-10
     4.2.   Registrations and Qualifications............................  A-10
     4.3.   Regulatory Consents and Approvals...........................  A-10
     4.4.   Noncontravention............................................  A-10
     4.5.   Financial Statements........................................  A-10
     4.6.   Annual Report...............................................  A-11
     4.7.   Qualification, Corporate Power, Authorization of
            Transaction.................................................  A-11
     4.8.   Legal Compliance............................................  A-11
     4.9.   Material Contracts..........................................  A-11
     4.10.  Undisclosed Liabilities.....................................  A-11
     4.11.  Tax Filings.................................................  A-11
     4.12.  Qualification under Subchapter M............................  A-12
     4.13.  Form N-14...................................................  A-12
     4.14.  Capitalization..............................................  A-12
     4.15.  Issuance of Stock...........................................  A-12
     4.16.  Books and Records...........................................  A-12

5.   CONVERSION TO EMERGING MARKETS INFRASTRUCTURE FUND, INC. COMMON
       STOCK............................................................  A-13
     5.1.   Conversion..................................................  A-13
     5.2.   Computation of Net Asset Value..............................  A-13
     5.3.   Issuance of Emerging Markets Infrastructure Fund, Inc.
            Common Stock................................................  A-13
     5.4.   Surrender of Emerging Markets Telecommunications Fund, Inc.
            Stock Certificates..........................................  A-13

6.   COVENANTS OF THE PARTIES...........................................  A-14
     6.1.   Shareholders' Meetings......................................  A-14
     6.2.   Operations in the Normal Course.............................  A-14
     6.3.   Articles of Merger..........................................  A-14
     6.4.   Regulatory Filings..........................................  A-14
     6.5.   Preservation of Assets......................................  A-14
     6.6.   Tax Matters.................................................  A-15
     6.7.   Shareholder List............................................  A-15
     6.8.   Delisting, Termination of Registration as an Investment
            Company.....................................................  A-15

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE EMERGING MARKETS
       INFRASTRUCTURE FUND, INC. .......................................  A-15
     7.1.   Approval of Merger..........................................  A-15
     7.2.   Certificates and Statements by the Emerging Markets
            Telecommunications Fund, Inc. ..............................  A-16
     7.3.   Absence of Litigation.......................................  A-16
     7.4.   Legal Opinions..............................................  A-16
     7.5.   Auditor's Consent and Certification.........................  A-18
     7.6.   Liabilities.................................................  A-18
     7.7.   Effectiveness of N-14 Registration Statement................  A-18
     7.8.   Regulatory Filings..........................................  A-18
     7.9.   Administrative Rulings, Proceedings.........................  A-19
     7.10.  Satisfaction of the Emerging Markets Infrastructure Fund,
            Inc.........................................................  A-19
     7.11.  Dividends...................................................  A-19
     7.12.  Custodian's Certificate.....................................  A-19
     7.13.  Books and Records...........................................  A-19

8.   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE EMERGING MARKETS
       TELECOMMUNICATIONS FUND, INC. ...................................  A-19
     8.1.   Approval of Merger..........................................  A-19
     8.2.   Certificates and Statements by the Emerging Markets
            Infrastructure Fund, Inc. ..................................  A-19
     8.3.   Absence of Litigation.......................................  A-20
     8.4.   Legal Opinions..............................................  A-20
     8.5.   Auditor's Consent and Certification.........................  A-22
     8.6.   Effectiveness of N-14 Registration Statement................  A-22
     8.7.   Regulatory Filings..........................................  A-22
     8.8.   Satisfaction of the Emerging Markets Telecommunications
            Fund, Inc. .................................................  A-22
     8.9.   Dividends...................................................  A-23

9.   PAYMENT OF EXPENSES................................................  A-23
     9.1.   Allocation..................................................  A-23

10.  COOPERATION FOLLOWING EFFECTIVE DATE...............................  A-23

11.  INDEMNIFICATION....................................................  A-23
     11.1.  The Emerging Markets Telecommunications Fund, Inc...........  A-23
     11.2.  The Emerging Markets Infrastructure Fund, Inc...............  A-23

12.  TERMINATION, POSTPONEMENT AND WAIVERS..............................  A-24
     12.1.  Termination.................................................  A-24
     12.2.  Waiver......................................................  A-24
     12.3.  Expiration of Representations and Warranties................  A-24

13.  MISCELLANEOUS......................................................  A-25
     13.1.  Transfer Restriction........................................  A-25
     13.2.  Material Provisions.........................................  A-25
     13.3.  Notices.....................................................  A-25
     13.4.  Amendments..................................................  A-26
     13.5.  Headings....................................................  A-26
     13.6.  Counterparts................................................  A-26
     13.7.  Enforceability..............................................  A-26
     13.8.  Successors and Assigns......................................  A-26
     13.9.  Governing Law...............................................  A-26

    THIS MERGER AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 31st day of July, 2000, between The Emerging Markets Telecommunications Fund, Inc. (the "Target Fund" or the "Emerging Markets Telecommunications Fund"), a Maryland corporation and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and The Emerging Markets Infrastructure Fund, Inc. (the "Acquiring Fund" or the "Emerging Markets Infrastructure Fund"), a Maryland corporation and a registered investment company under the 1940 Act.

    This agreement contemplates a tax-free merger transaction which qualifies for federal income tax purposes as a reorganization within the meaning of
Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

    NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the Parties hereto agree as follows:

1.  DEFINITIONS

    Certain capitalized terms used in this Agreement are specifically defined herein.

2.  BASIC TRANSACTION

    2.1. THE MERGER. On and subject to the terms and conditions of this Agreement, the Target Fund will merge with and into the Acquiring Fund (the "Merger") at the Effective Date (as defined in Section 2.3 below) in accordance with the Maryland General Corporation Law ("MGCL"). The Emerging Markets Infrastructure Fund shall be the surviving investment company. The Emerging Markets Telecommunications Fund shall cease to exist as a separate investment company.

    Each share of the Emerging Markets Telecommunications Fund will be converted into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of Common Stock of the Emerging Markets Infrastructure Fund, with a par value of $0.001 per share, based on the net asset value per share of each of the Parties at 4:00 p.m. Eastern Time on the Business Day prior to the Effective Date (the "Valuation Time"). No fractional shares of the Emerging Markets Infrastructure Fund will be issued to Emerging Markets Telecommunications Fund shareholders. In lieu thereof, the Emerging Markets Infrastructure Fund will purchase all fractional shares of the Emerging Markets Infrastructure Fund at the current net asset value of shares of the Emerging Markets Infrastructure Fund for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such purchase. The Effective Date and the Business Day prior to it must each be a day on which the New York Stock Exchange (the "NYSE") is open for trading (a "Business Day").

    From and after the Effective Date, the Acquiring Company shall possess all of the properties, assets, rights, privileges, powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Emerging Markets Telecommunications Fund, all as provided under Maryland law.

    2.2. ACTIONS AT CLOSING. At the closing of the transactions contemplated by this Agreement (the "Closing") on the date thereof (the "Closing Date"),
(i) the Emerging Markets Telecommunications Fund will deliver to the Emerging Markets Infrastructure Fund the various certificates and documents referred to in Article 7 below, (ii) the Emerging Markets Infrastructure Fund will deliver to the Emerging Markets Telecommunications Fund the various certificates and documents referred to in Article 8 below, and (iii) the Emerging Markets Telecommunications Fund and the Emerging Markets Infrastructure Fund will file jointly with the State Department of Assessments and Taxation of Maryland (the "Department") articles of merger (the "Articles of Merger") and make all other filings or recordings required by Maryland law in connection with the Merger.

    2.3. EFFECT OF MERGER. Subject to the requisite approvals of the shareholders of the Parties, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the Department or at such later time as is specified in the Articles of Merger (the "Effective Date") and the separate corporate existence of the Emerging Markets Telecommunications Fund shall cease. As promptly as practicable after the Merger, the Emerging Markets Telecommunications Fund shall delist its shares from the NYSE and its registration under the 1940 Act shall be terminated. Any reporting responsibility of the Emerging Markets Telecommunications Fund is, and shall remain, the responsibility of the Emerging Markets Telecommunications Fund up to and including the Effective Date.

    2.4. NAME CHANGE. Upon the Effective Date, the name of the Acquiring Fund shall be changed to "The Emerging Markets Telecommunications Fund, Inc."

3. REPRESENTATIONS AND WARRANTIES OF THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

    The Emerging Markets Telecommunications Fund represents and warrants to the Emerging Markets Infrastructure Fund that the statements contained in this
Article 3 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Emerging Markets Telecommunications Fund represents and warrants to, and agrees with, the Emerging Markets Infrastructure Fund that:

    3.1. ORGANIZATION. The Emerging Markets Telecommunications Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

    3.2. REGISTRATIONS AND QUALIFICATIONS. The Emerging Markets Telecommunications Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company (File No. 811-06562), and such registration has not been revoked or rescinded and is in full force and effect. The Emerging Markets Telecommunications Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception. The Emerging Markets Telecommunications Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Emerging Markets Telecommunications Fund.

    3.3. REGULATORY CONSENTS AND APPROVALS. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Emerging Markets Telecommunications Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act and the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"); (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

    3.4. NONCONTRAVENTION. The Emerging Markets Telecommunications Fund is not, and the execution, delivery and performance of this Agreement by the Emerging Markets Telecommunications Fund will not result in, a violation of the laws of the State of Maryland or of the Articles of Incorporation or the By-laws of the Emerging Markets Telecommunications Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Emerging Markets Telecommunications Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Emerging Markets Telecommunications Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Emerging Markets Telecommunications Fund is a party or by which it is bound.

    3.5. FINANCIAL STATEMENTS. The Emerging Markets Infrastructure Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Emerging Markets Telecommunications Fund, each as of May 31, 2000, said financial statements having been examined by PricewaterhouseCoopers LLP, independent public accountants. These financial statements are in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") and present fairly, in all material respects, the financial position of the Emerging Markets Telecommunications Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Emerging Markets Telecommunications Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

    3.6. ANNUAL REPORT. The Emerging Markets Infrastructure Fund has been furnished with the Emerging Markets Telecommunications Fund's Annual Report to Shareholders for the fiscal year ended May 31, 2000.

    3.7. QUALIFICATION, CORPORATE POWER, AUTHORIZATION OF TRANSACTION. The Emerging Markets Telecommunications Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

    3.8. LEGAL COMPLIANCE. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Emerging Markets Telecommunications Fund or any properties or assets held by it. The Emerging Markets Telecommunications Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    3.9. MATERIAL CONTRACTS. There are no material contracts outstanding to which the Emerging Markets Telecommunications Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 3.13 below) or will not be otherwise disclosed to the Emerging Markets Infrastructure Fund prior to the Effective Date.

    3.10. UNDISCLOSED LIABILITIES. Since May 31, 2000, there has not been any material adverse change in the Emerging Markets Telecommunications Fund's financial condition, assets, liabilities or business and the Emerging Markets Telecommunications Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Emerging Markets Telecommunications Fund's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since June 1, 2000, and those incurred in connection with the Merger. Prior to the Effective Date, the Emerging Markets Telecommunications Fund will advise the Emerging Markets Infrastructure Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 3.10, a decline in net asset value per share of the Emerging Markets Telecommunications Fund due to declines in market values of securities in the Emerging Markets Telecommunications Fund's portfolio or the discharge of Emerging Markets Telecommunications Fund liabilities will not constitute a material adverse change.

    3.11. TAX FILINGS. All federal and other tax returns and information reports of the Emerging Markets Telecommunications Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Emerging Markets Telecommunications Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Emerging Markets Telecommunications Fund have been adequately provided for on its books, and no tax deficiency or liability of the Emerging Markets Telecommunications Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

    3.12. QUALIFICATION UNDER SUBCHAPTER M. For each taxable year of its operation (including the taxable year ending on the Effective Date), the Emerging Markets Telecommunications Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

    3.13. FORM N-14. The registration statement to be filed by the Emerging Markets Infrastructure Fund on Form N-14 relating to the Emerging Markets Infrastructure Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the shareholders' meetings referred to in Article 6 of this Agreement and at the Effective Date, insofar as it relates to the Emerging Markets Telecommunications Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this Section 3.13 shall only apply to statements in, or omissions from, the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Emerging Markets Infrastructure Fund for use in the N-14 Registration Statement.

    3.14.  CAPITALIZATION.

    (a) All issued and outstanding shares of the Emerging Markets Telecommunications Fund (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 6.7. The Emerging Markets Telecommunications Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Emerging Markets Telecommunications Fund shares, nor is there outstanding any security convertible into, or exchangeable for, any of the Emerging Markets Telecommunications Fund shares.

    (b) The Emerging Markets Telecommunications Fund is authorized to issue 100,000,000 shares of stock, par value $0.001 per share, all of which shares are classified as Common Stock and each outstanding share of which is fully paid, non-assessable and has full voting rights.

    3.15. BOOKS AND RECORDS. The books and records of the Emerging Markets Telecommunications Fund made available to the Emerging Markets Infrastructure Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Emerging Markets Telecommunications Fund.

4. REPRESENTATIONS AND WARRANTIES OF THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

    The Emerging Markets Infrastructure Fund represents and warrants to the Emerging Markets Telecommunications Fund that the statements contained in this
Article 4 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Emerging Markets Infrastructure Fund represents and warrants to, and agrees with, the Emerging Markets Telecommunications Fund that:

    4.1. ORGANIZATION. The Emerging Markets Infrastructure Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

    4.2. REGISTRATIONS AND QUALIFICATIONS. The Emerging Markets Infrastructure Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company (File No. 811-08076) and such registration has not been revoked or rescinded and is in full force and effect. The Emerging Markets Infrastructure Fund has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception. The Emerging Markets Infrastructure Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Emerging Markets Infrastructure Fund.

    4.3. REGULATORY CONSENTS AND APPROVALS. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Emerging Markets Infrastructure Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act, the 1940 Act and the HSR Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

    4.4. NONCONTRAVENTION. The Emerging Markets Infrastructure Fund is not, and the execution, delivery and performance of this Agreement by the Emerging Markets Infrastructure Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation or the By-laws of the Emerging Markets Infrastructure Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Emerging Markets Infrastructure Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Emerging Markets Infrastructure Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Emerging Markets Infrastructure Fund is a party or by which it is bound.

    4.5. FINANCIAL STATEMENTS. The Emerging Markets Telecommunications Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Emerging Markets Infrastructure Fund, each as of November 30, 1999, said financial statements having been examined by PricewaterhouseCoopers LLP, independent public accountants. These financial statements are in accordance with GAAP and present fairly, in all material respects, the financial position of the Emerging Markets Infrastructure Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Emerging Markets Infrastructure Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

    The Emerging Markets Telecommunications Fund has been furnished with an unaudited statement of assets, liabilities and capital and a schedule of investments of the Emerging Markets Infrastructure

Fund, each as of May 31, 2000. This financial statement and schedule of investments are in accordance with GAAP and present fairly, in all material respects the financial position of the Emerging Markets Infrastructure Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Emerging Markets Infrastructure Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

    4.6. ANNUAL REPORT. The Emerging Markets Telecommunications Fund has been furnished with the Emerging Markets Infrastructure Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1999.

    4.7. QUALIFICATION, CORPORATE POWER, AUTHORIZATION OF TRANSACTION. The Emerging Markets Infrastructure Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

    4.8. LEGAL COMPLIANCE. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Emerging Markets Infrastructure Fund or any properties or assets held by it. The Emerging Markets Infrastructure Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    4.9. MATERIAL CONTRACTS. There are no material contracts outstanding to which the Emerging Markets Infrastructure Fund is a party that have not been disclosed in the N-14 Registration Statement or will not be otherwise disclosed to the Emerging Markets Telecommunications Fund prior to the Effective Date.

    4.10. UNDISCLOSED LIABILITIES. Since November 30, 1999, there has not been any material adverse change in the Emerging Markets Infrastructure Fund's financial condition, assets, liabilities, or business and the Emerging Markets Infrastructure Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Emerging Markets Infrastructure Fund's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since December 1, 1999, and those incurred in connection with the Merger. Prior to the Effective Date, the Emerging Markets Infrastructure Fund will advise the Emerging Markets Telecommunications Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 4.10, a decline in net asset value per share of the Emerging Markets Infrastructure Fund due to declines in market values of securities in the Emerging Markets Infrastructure Fund's portfolio or the discharge of the Emerging Markets Infrastructure Fund liabilities will not constitute a material adverse change.

    4.11. TAX FILINGS. All federal and other tax returns and information reports of the Emerging Markets Infrastructure Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Emerging Markets Infrastructure Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Emerging Markets Infrastructure Fund have been adequately provided for on its books, and no tax deficiency or liability of the Emerging Markets Infrastructure Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

    4.12. QUALIFICATION UNDER SUBCHAPTER M. For each taxable year of its operation, the Emerging Markets Infrastructure Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

    4.13. FORM N-14. The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders' meetings referred to in Section 6 of this Agreement and at the Effective Date, insofar as it relates to the Emerging Markets Infrastructure Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this Section 4.13 shall not apply to statements in, or omissions from, the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Emerging Markets Telecommunications Fund for use in the N-14 Registration Statement.

    4.14.  CAPITALIZATION.

    (a) All issued and outstanding shares of the Emerging Markets Infrastructure Fund (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws,
(ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. The Emerging Markets Infrastructure Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Emerging Markets Infrastructure Fund shares, nor is there outstanding any security convertible into, or exchangeable for, any of the Emerging Markets Infrastructure Fund shares.

    (b) The Emerging Markets Infrastructure Fund is authorized to issue 100,000,000 shares of stock, par value $0.001 per share, all of which shares are classified as Common Stock and each outstanding share of which is fully paid, non-assessable and has full voting rights.

    4.15.  ISSUANCE OF STOCK.

    (a) The offer and sale of the shares to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

    (b) At or prior to the Effective Date, the Emerging Markets Infrastructure Fund will have obtained any and all regulatory, director and shareholder approvals necessary to issue the Emerging Markets Infrastructure Fund Common Stock.

    4.16. BOOKS AND RECORDS. The books and records of the Emerging Markets Infrastructure Fund made available to the Emerging Markets Telecommunications Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Emerging Markets Infrastructure Fund.

5.  CONVERSION TO EMERGING MARKETS INFRASTRUCTURE FUND, INC. COMMON STOCK

    5.1.  CONVERSION.

    (a) Subject to the requisite approval of the shareholders of the Parties, and the other terms and conditions contained herein, at the Effective Date, each share of Common Stock of the Emerging Markets Telecommunications Fund will be converted into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of Emerging Markets Infrastructure Fund Common Stock, computed based on the net asset value per share of each of the Parties at the Valuation Time.

    (b) No fractional shares of the Emerging Markets Infrastructure Fund will be issued to Emerging Markets Telecommunications Fund shareholders. In lieu thereof, the Emerging Markets Infrastructure Fund will purchase all fractional shares of the Emerging Markets Infrastructure Fund at the current net asset value of shares of the Emerging Markets Infrastructure Fund for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such purchase.

    5.2. COMPUTATION OF NET ASSET VALUE. The net asset value per share of the Parties shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value so determined of either of the Parties to take into account differences in realized and unrealized gains and losses. The value of the assets of the Emerging Markets Telecommunications Fund to be transferred to the Emerging Markets Infrastructure Fund shall be determined by the Emerging Markets Infrastructure Fund pursuant to the principles and procedures consistently utilized by the Emerging Markets Infrastructure Fund in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by the Emerging Markets Telecommunications Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Emerging Markets Infrastructure Fund in cooperation with the Emerging Markets Telecommunications Fund and shall be confirmed in writing by the Emerging Markets Infrastructure Fund to the Emerging Markets Telecommunications Fund. The net asset value per share of Emerging Markets Infrastructure Fund Common Stock shall be determined in accordance with such procedures, and the Emerging Markets Infrastructure Fund shall certify the computations involved.

    5.3.  ISSUANCE OF EMERGING MARKETS INFRASTRUCTURE FUND, INC. COMMON
STOCK. The Emerging Markets Infrastructure Fund shall issue to the shareholders of the Emerging Markets Telecommunications Fund separate certificates or share deposit receipts for the Emerging Markets Infrastructure Fund Common Stock by delivering the certificates or share deposit receipts evidencing ownership of the Emerging Markets Infrastructure Fund Common Stock to Fleet National Bank c/o EquiServe, L.P., as the transfer agent and registrar for the Emerging Markets Infrastructure Fund Common Stock.

    5.4. SURRENDER OF EMERGING MARKETS TELECOMMUNICATIONS FUND, INC. STOCK CERTIFICATES. With respect to any Emerging Markets Telecommunications Fund shareholder holding certificates representing shares of the Common Stock of the Emerging Markets Telecommunications Fund as of the Effective Date, and subject to the Emerging Markets Infrastructure Fund being informed thereof in writing by the Emerging Markets Telecommunications Fund, the Emerging Markets Infrastructure Fund will not permit such shareholder to receive new certificates evidencing ownership of the Emerging Markets Infrastructure Fund Common Stock until such shareholder has surrendered his or her outstanding certificates evidencing ownership of the Common Stock of the Emerging Markets Telecommunications Fund or, in the event of lost certificates, posted adequate bond. The Emerging Markets Telecommunications Fund will request its shareholders to surrender their outstanding certificates representing certificates of the Common Stock of the Emerging Markets Telecommunications Fund or post adequate bond therefor. Dividends payable to holders of record of shares of the Emerging

Markets Infrastructure Fund as of any date after the Effective Date and prior to the exchange of certificates by any shareholder of the Emerging Markets Telecommunications Fund shall be paid to such shareholder, without interest; however, such dividends shall not be paid unless and until such shareholder surrenders his or her stock certificates of the Emerging Markets
Telecommunications Fund for exchange.

6.  COVENANTS OF THE PARTIES

    6.1.  SHAREHOLDERS' MEETINGS.

    (a) Each of the Parties shall hold a meeting of its respective shareholders for the purpose of considering the Merger as described herein, which meeting has been called by each Party for October 10, 2000, and any adjournments thereof.

    (b) Each of the Parties agrees to mail to each of its respective shareholders of record entitled to vote at the meeting of shareholders at which action is to be considered regarding the Merger, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

    6.2. OPERATIONS IN THE NORMAL COURSE. Each Party covenants to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and
(ii) in the case of the Emerging Markets Telecommunications Fund, preparing for its deregistration, except that the distribution of dividends pursuant to Sections 7.11 and 8.9 of this Agreement shall not be deemed to constitute a breach of the provisions of this Section 6.2.

    6.3. ARTICLES OF MERGER. The Parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger.

    6.4.  REGULATORY FILINGS.

    (a) The Emerging Markets Telecommunications Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Emerging Markets Telecommunications Fund has ceased to a registered investment company.

    (b) The Emerging Markets Infrastructure Fund will file the N-14 Registration Statement with the Securities and Exchange Commission ("SEC") and will use its best efforts to ensure that the N-14 Registration Statement becomes effective as promptly as practicable. The Emerging Markets Telecommunications Fund agrees to cooperate fully with the Emerging Markets Infrastructure Fund, and will furnish to the Emerging Markets Infrastructure Fund the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

    (c) The Parties each agree to proceed as promptly as possible to cause to be made the necessary filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Filing") if applicable, with respect to the transactions contemplated by this Agreement and to ensure that the related waiting period expires or is otherwise terminated at the earliest possible time.

    6.5. PRESERVATION OF ASSETS. The Emerging Markets Infrastructure Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Emerging Markets Telecommunications Fund to be acquired in the Merger, except for dispositions made in the ordinary course of business.

    6.6. TAX MATTERS. Each of the Parties agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Emerging Markets Infrastructure Fund agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Emerging Markets Telecommunications Fund for its final taxable year and for all prior taxable periods. Any information obtained under this Section 6.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, the Emerging Markets Infrastructure Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Emerging Markets Telecommunications Fund with respect to its final taxable years ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this Section 6.6, any expenses incurred by the Emerging Markets Infrastructure Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Emerging Markets Telecommunications Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by the Emerging Markets Infrastructure Fund.

    6.7. SHAREHOLDER LIST. Prior to the Effective Date, the Emerging Markets Telecommunications Fund shall have made arrangements with its transfer agent to deliver to the Emerging Markets Infrastructure Fund, a list of the names and addresses of all of the shareholders of record of the Emerging Markets Telecommunications Fund on the Effective Date and the number of shares of Common Stock of the Emerging Markets Telecommunications Fund owned by each such shareholder, certified by the Emerging Markets Telecommunications Fund's transfer agent or President to the best of their knowledge and belief.

    6.8. DELISTING, TERMINATION OF REGISTRATION AS AN INVESTMENT COMPANY. The Emerging Markets Telecommunications Fund agrees that the (i) delisting of the shares of the Emerging Markets Telecommunications Fund with the NYSE and
(ii) termination of its registration as a RIC will be effected in accordance with applicable law as soon as practicable following the Effective Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

    The obligations of the Emerging Markets Infrastructure Fund hereunder shall be subject to the following conditions:

    7.1. APPROVAL OF MERGER. This Agreement shall have been approved by the affirmative vote of the holders of a majority of the shares of Common Stock of the Emerging Markets Infrastructure Fund issued and outstanding and entitled to vote thereon and the affirmative vote of the holders of a majority of the shares of Common Stock of the Emerging Markets Telecommunications Fund issued and outstanding and entitled to vote thereon; and the Emerging Markets Telecommunications Fund shall have delivered to the Emerging Markets Infrastructure Fund a copy of the resolutions approving this Agreement adopted by its Board of Directors and shareholders, certified by its secretary.

    7.2. CERTIFICATES AND STATEMENTS BY THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

    (a) The Emerging Markets Telecommunications Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since July 31, 2000, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

    (b) The Emerging Markets Telecommunications Fund shall have furnished to the Emerging Markets Infrastructure Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Dates, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

    (c) The Emerging Markets Telecommunications Fund shall have delivered to the Emerging Markets Infrastructure Fund a letter from PricewaterhouseCoopers LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended
December 31, 1999, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of the Emerging Markets Telecommunications Fund for the period covered thereby; and that for the period from December 31, 1999 to and including the Effective Date and for any taxable year ending upon the effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from December 31, 1999, to and including the Effective Date and for any taxable year ending upon the Effective Date or that the Emerging Markets Telecommunications Fund would not continue to qualify as a RIC for federal income tax purposes.

    7.3. ABSENCE OF LITIGATION. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

    7.4.  LEGAL OPINIONS.

    (a) The Emerging Markets Infrastructure Fund shall have received an opinion of Willkie Farr & Gallagher, as counsel to the Emerging Markets Telecommunications Fund, in form and substance reasonably satisfactory to the Emerging Markets Infrastructure Fund and dated the Effective Date, to the effect that (i) the Emerging Markets Telecommunications Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and in good standing with the Department; (ii) the Agreement has been duly authorized, executed and delivered by the Emerging Markets Telecommunications Fund, and, assuming that the N-14 Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, constitutes a valid and legally binding obligation of the Emerging Markets Telecommunications Fund, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; (iii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Emerging Markets Telecommunications Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the HSR Act, the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required by state securities or blue sky laws;
(iv) such counsel does
not know of any contracts or other documents with respect to the Emerging Markets Telecommunications Fund related to the Merger of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (v) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which the Emerging Markets Telecommunications Fund is a party or by which the Emerging Markets Telecommunications Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (vi) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Emerging Markets Telecommunications Fund; and (vii) all corporate actions required to be taken by the Emerging Markets Telecommunications Fund to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on behalf of the Emerging Markets Telecommunications Fund. Such opinion shall also state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto with respect to the Emerging Markets Telecommunications Fund, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto with respect to the Emerging Markets Telecommunications Fund, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to the Emerging Markets Telecommunications Fund, and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to the Emerging Markets Telecommunications Fund; PROVIDED that such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to the Emerging Markets Telecommunications Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Willkie Farr & Gallagher may state that it is relying on certificates of officers of the Emerging Markets Telecommunications Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Emerging Markets Telecommunications Fund and on the opinion of Venable, Baetjer and Howard, LLP, as to matters of Maryland law.

    (b) The Emerging Markets Infrastructure Fund shall have received an opinion from Willkie Farr & Gallagher, as counsel to the Emerging Markets Telecommunications Fund, dated the Effective Date, to the effect that for federal income tax purposes (i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code and that the Emerging Markets Infrastructure Fund and the Emerging Markets Telecommunications Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Emerging Markets Telecommunications Fund as a result of the Merger or upon the conversion of Emerging Markets Telecommunications Fund shares to Emerging Markets Infrastructure Fund Common Stock; (iii) no gain or loss will be recognized by the Emerging Markets Infrastructure Fund as a result of the Merger; (iv) no gain or loss will be recognized by the shareholders of the Emerging Markets Telecommunications Fund upon the conversion of their shares into Emerging Markets Infrastructure Fund Common Stock except to the extent such shareholders are paid cash in lieu of fractional shares of Emerging Markets Infrastructure Fund in the Merger; (v) the tax basis of the Emerging Markets Telecommunications Fund assets in the hands of the Emerging Markets Infrastructure Fund will be the same as the tax basis of such assets in the hands of the Emerging Markets Telecommunications Fund immediately prior to the consummation of the Merger; (vi) immediately after the Merger, the tax basis of the Emerging Markets Infrastructure Fund Common

Stock received by the shareholders of the Emerging Markets Telecommunications Fund in the Merger (including that of fractional share interests purchased by the Surviving Fund) will be equal, in the aggregate, to the tax basis of the shares of the Emerging Markets Telecommunications Fund converted pursuant to the Merger; (vii) a shareholder's holding period for the Emerging Markets Infrastructure Fund Common Stock (including that of fractional share interests purchased by the Surviving Fund) will be determined by including the period for which he or she held the Common Stock of the Emerging Markets Telecommunications Fund converted pursuant to the Merger, PROVIDED, that such Emerging Markets Telecommunications Fund shares were held as a capital asset; (viii) the Emerging Markets Infrastructure Fund's holding period with respect to the Emerging Markets Telecommunications Fund assets transferred will include the period for which such assets were held by the Emerging Markets Telecommunications Fund; and
(ix) the payment of cash to an Emerging Markets Telecommunications Fund shareholder in lieu of fractional shares of the Emerging Markets Infrastructure Fund will be treated as though the fractional shares were distributed as part of the Merger and then redeemed by the Emerging Markets Infrastructure Fund with the result that the Emerging Markets Telecommunications Fund shareholder will have a capital gain or loss to the extent the cash distribution differs from such shareholder's basis allocable to the fractional shares, provided that the converted Emerging Markets Telecommunications Fund shares were held as capital assets immediately prior to the conversion and that the shareholder's proportionate interest in the Emerging Markets Infrastructure Fund will be reduced as a result of such cash distribution.

    7.5. AUDITOR'S CONSENT AND CERTIFICATION. The Emerging Markets Infrastructure Fund shall have received from PricewaterhouseCoopers LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to the Emerging Markets Infrastructure Fund, to the effect that
(i) they are independent public auditors with respect to the Emerging Markets Telecommunications Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Emerging Markets Telecommunications Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

    7.6. LIABILITIES. The assets or liabilities of the Emerging Markets Telecommunications Fund to be transferred to the Emerging Markets Infrastructure Fund shall not include any assets or liabilities which the Emerging Markets Infrastructure Fund, by reason of limitations in its investment objective and policies as in effect upon the consummation of the Merger or Articles of Incorporation, may not properly acquire or assume. The Emerging Markets Infrastructure Fund does not anticipate that there will be any such assets or liabilities but the Emerging Markets Infrastructure Fund will notify the Emerging Markets Telecommunications Fund if any do exist and will reimburse the Emerging Markets Telecommunications Fund for any reasonable transaction costs incurred by the Emerging Markets Telecommunications Fund for the liquidation of such assets and liabilities.

    7.7. EFFECTIVENESS OF N-14 REGISTRATION STATEMENT. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Emerging Markets Infrastructure Fund, contemplated by the SEC.

    7.8.  REGULATORY FILINGS.

    (a) The Emerging Markets Infrastructure Fund shall have received from the SEC such orders or interpretations as Willkie Farr & Gallagher, as counsel to the Emerging Markets Infrastructure Fund, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Merger, PROVIDED, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

    (b) Any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

    7.9. ADMINISTRATIVE RULINGS, PROCEEDINGS. The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Emerging Markets Telecommunications Fund or would prohibit the Merger.

    7.10. SATISFACTION OF THE EMERGING MARKETS INFRASTRUCTURE FUND, INC. All proceedings taken by the Emerging Markets Telecommunications Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Emerging Markets Infrastructure Fund.

    7.11. DIVIDENDS. Prior to the Effective Date, the Emerging Markets Telecommunications Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment company taxable income that has accrued through the Effective Date, if any (computed without regard to any deduction of dividends paid) (unless such amounts are immaterial), and substantially all of its net capital gain, if any, realized through the Effective Date.

    7.12. CUSTODIAN'S CERTIFICATE. The Emerging Markets Telecommunications Fund's custodian shall have delivered to the Emerging Markets Infrastructure Fund a certificate identifying all of the assets of the Emerging Markets Telecommunications Fund held or maintained by such custodian as of the Valuation Time.

    7.13. BOOKS AND RECORDS. The Emerging Markets Telecommunications Fund's transfer agent shall have provided to the Emerging Markets Infrastructure Fund
(i) the originals or true copies of all of the records of the Emerging Markets Telecommunications Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Emerging Markets Telecommunications Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

    The obligations of the Emerging Markets Telecommunications Fund hereunder shall be subject to the following conditions:

    8.1. APPROVAL OF MERGER. This Agreement shall have been approved by the affirmative vote of the holders of a majority of the shares of Common Stock of the Emerging Markets Telecommunications Fund issued and outstanding and entitled to vote thereon and the affirmative vote of the holders of a majority of the shares of Common Stock of the Emerging Markets Infrastructure Fund issued and outstanding and entitled to vote thereon; and that the Emerging Markets Infrastructure Fund shall have delivered to the Emerging Markets Telecommunications Fund a copy of the resolutions approving this Agreement adopted by its Board of Directors and shareholders, certified by its secretary.

    8.2. CERTIFICATES AND STATEMENTS BY THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

    (a) The Emerging Markets Infrastructure Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since July 31, 2000, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

    (b) The Emerging Markets Infrastructure Fund shall have furnished to the Emerging Markets Telecommunications Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

    (c) The Emerging Markets Infrastructure Fund shall have delivered to the Emerging Markets Telecommunications Fund a letter from PricewaterhouseCoopers LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended December 31, 1999, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of the Emerging Markets Infrastructure Fund for the period covered thereby; and that for the period from December 31, 1999 to and including the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from December 31, 1999, to and including the Effective Date or that the Emerging Markets Infrastructure Fund would not continue to qualify as a RIC for federal income tax purposes.

    8.3. ABSENCE OF LITIGATION. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

    8.4.  LEGAL OPINIONS.

    (a) The Emerging Markets Telecommunications Fund shall have received an opinion of Willkie Farr & Gallagher, as counsel to the Emerging Markets Infrastructure Fund, in form and substance reasonably satisfactory to the Emerging Markets Telecommunications Fund and dated the Effective Date, to the effect that (i) the Emerging Markets Infrastructure Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and in good standing with the Department; (ii) the Agreement has been duly authorized, executed and delivered by the Emerging Markets Infrastructure Fund, and, assuming that the N-14 Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, constitutes a valid and legally binding obligation of the Emerging Markets Infrastructure Fund, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; (iii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Emerging Markets Infrastructure Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the HSR Act and the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required under state securities or blue sky laws; (iv) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and, with respect to the Emerging Markets Infrastructure Fund, the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the SEC thereunder; (v) such counsel does not know of any statutes, legal or governmental proceedings or contracts with respect to the Emerging Markets Infrastructure Fund or other documents related to the Merger of a character required to be described in the N-14 Registration

Statement which are not described therein or, if required to be filed, filed as required; (vi) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which the Emerging Markets Infrastructure Fund is a party or by which the Emerging Markets Infrastructure Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (vii) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Emerging Markets Infrastructure Fund; and (viii) all corporate actions required to be taken by the Emerging Markets Infrastructure Fund to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on behalf of the Emerging Markets Infrastructure Fund. Such opinion shall also state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto with respect to the Emerging Markets Infrastructure Fund, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to the Emerging Markets Infrastructure Fund; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to the Emerging Markets Infrastructure Fund; PROVIDED that such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to the Emerging Markets Infrastructure Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Willkie Farr & Gallagher may state that it is relying on certificates of officers of the Emerging Markets Infrastructure Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Emerging Markets Infrastructure Fund and on the opinion of Venable, Baetjer and Howard, LLP as to matters of Maryland law.

    (b) The Emerging Markets Telecommunications Fund shall have received an opinion from Willkie Farr & Gallagher and dated the Effective Date, to the effect that for federal income tax purposes (i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of
Section 368(a)(1)(A) of the Code and that the Emerging Markets Infrastructure Fund and the Emerging Markets Telecommunications Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Emerging Markets Telecommunications Fund as a result of the Merger or upon the conversion of Emerging Markets Telecommunications shares to Emerging Markets Infrastructure Fund Common Stock;
(iii) no gain or loss will be recognized by the Emerging Markets Infrastructure Fund as a result of the Merger; (iv) no gain or loss will be recognized by the shareholders of the Emerging Markets Telecommunications Fund upon the conversion of their shares into Emerging Markets Infrastructure Fund Common Stock except to the extent such shareholders are paid cash in lieu of fractional shares of Emerging Markets Infrastructure Fund in the Merger; (v) the tax basis of the Emerging Markets Telecommunications Fund assets in the hands of the Emerging Markets Infrastructure Fund will be the same as the tax basis of such assets in the hands of the Emerging Markets Telecommunications Fund immediately prior to the consummation of the Merger; (vi) immediately after the Merger, the tax basis of the Emerging Markets Infrastructure Fund Common Stock received by the shareholders of the Emerging Markets Telecommunications Fund in the Merger (including that of fractional share interests purchased by the Surviving Fund) will be equal, in the aggregate, to the tax basis of the shares of the Emerging Markets Telecommunications Fund converted pursuant to the Merger; (vii) a shareholder's holding period for the Emerging Markets Infrastructure Fund Common Stock (including that of fractional share interests purchased by the Surviving Fund) will be determined by including the period for which he or she held the Common Stock of the Emerging Markets Telecommunications Fund converted pursuant to the Merger, PROVIDED, that such Emerging Markets Telecommunications Fund shares were held as a capital asset; (viii) the Emerging Markets Infrastructure Fund's holding period with respect to the Emerging Markets Telecommunications Fund assets transferred will include the period for which such assets were held by the Emerging Markets Telecommunications Fund; and
(ix) the payment of cash to an Emerging Markets Telecommunications Fund shareholder in lieu of fractional shares of the Emerging Markets Infrastructure Fund will be treated as though the fractional shares were distributed as part of the Merger and then redeemed by the Emerging Markets Infrastructure Fund with the result that the Emerging Markets Telecommunications Fund shareholder will have a capital gain or loss to the extent the cash distribution differs from such shareholder's basis allocable to the fractional shares provided that the converted Emerging Markets Telecommunications Fund shares were held as capital assets immediately prior to the conversion and that the shareholder's proportionate interest in the Emerging Markets Infrastructure Fund will be reduced as a result of such cash distribution.

    8.5. AUDITOR'S CONSENT AND CERTIFICATION. The Emerging Markets Telecommunications Fund shall have received from PricewaterhouseCoopers LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to the Emerging Markets Telecommunications Fund, to the effect that (i) they are independent public auditors with respect to the Emerging Markets Infrastructure Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Emerging Markets Infrastructure Fund incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

    8.6. EFFECTIVENESS OF N-14 REGISTRATION STATEMENT. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Emerging Markets Telecommunications Fund, contemplated by the SEC.

    8.7.  REGULATORY FILINGS.

    (a) The Emerging Markets Telecommunications Fund shall have received from the SEC such orders or interpretations as Willkie Farr & Gallagher, as counsel to the Emerging Markets Telecommunications Fund, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Merger, provided, that such counsel or counsel to the Emerging Markets Infrastructure Fund shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect. Any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

    (b) The SEC shall not have issued an unfavorable advisory report under
Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Emerging Markets Telecommunications Fund or would prohibit the Merger.

    (c) The Emerging Markets Infrastructure Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

    8.8.  SATISFACTION OF THE EMERGING MARKETS TELECOMMUNICATIONS FUND,
INC. All proceedings taken by the Emerging Markets Infrastructure Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Emerging Markets Telecommunications Fund.

    8.9. DIVIDENDS. Prior to the Effective Date, the Emerging Markets Infrastructure Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment company taxable income that has accrued through the Effective Date, if any (computed without regard to any deduction of dividends paid) (unless such amounts are immaterial), and substantially all of its net capital gain, if any, realized through the Effective Date.

9.  PAYMENT OF EXPENSES

    9.1. ALLOCATION. All expenses incurred in connection with the Merger shall be allocated equally between the Emerging Markets Infrastructure Fund and the Emerging Markets Telecommunications Fund in the event the Merger is consummated. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the N-14 Registration Statement, the HSR Filing for the Parties, proxy solicitation expenses, legal and acounting fees, SEC registration fees, and NYSE listing fees. Neither of the Parties owes any broker's or finder's fees in connection with the transactions provided for herein.

10. COOPERATION FOLLOWING EFFECTIVE DATE

    In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification as described below). The Emerging Markets Telecommunications Fund acknowledges and agrees that from and after the Effective Date, the Emerging Markets Infrastructure Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Emerging Markets Telecommunications Fund.

11. INDEMNIFICATION

    11.1. THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC. The Emerging Markets Infrastructure Fund agrees to indemnify and hold harmless the Emerging Markets Telecommunications Fund and each of the Emerging Markets Telecommunications Fund's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Emerging Markets Telecommunications Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Emerging Markets Infrastructure Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    11.2. THE EMERGING MARKETS INFRASTRUCTURE FUND, INC. The Emerging Markets Telecommunications Fund agrees to indemnify and hold harmless the Emerging Markets Infrastructure Fund and each of the Emerging Markets Infrastructure Fund's directors and officers from and against any and all losses, claims, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Emerging Markets Infrastructure Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Emerging Markets Telecommunications Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

12. TERMINATION, POSTPONEMENT AND WAIVERS

    12.1.  TERMINATION.

    (a) Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption by the shareholders of each of the Parties) prior to the Effective Date, or the Effective Date may be postponed, (i) by mutual agreement of the Parties' Board of Directors; (ii) by the Board of Directors of the Emerging Markets Infrastructure Fund if any of the obligations of the Emerging Markets Telecommunications Fund set forth in this Agreement has not been fulfilled or waived by such Board or if the Emerging Markets Telecommunications Fund has made a material and intentional misrepresentation herein or in connection herewith; or (iii) by the Board of Directors of the Emerging Markets Telecommunications Fund if any of the obligations of the Emerging Markets Infrastructure Fund set forth in this Agreement has not been fulfilled or waived by such Board or if the Emerging Markets Infrastructure Fund has made a material and intentional misrepresentation herein or in connection herewith.

    (b) If the transaction contemplated by this Agreement shall not have been consummated by December 31, 2000, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Parties.

    (c) In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the Parties or their respective directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

    12.2. WAIVER. At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either the Emerging Markets Telecommunications Fund or the Emerging Markets Infrastructure Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

    12.3.  EXPIRATION OF REPRESENTATIONS AND WARRANTIES.

    (a) The respective representations and warranties contained in Articles 3 and 4 of this Agreement shall expire with, and be terminated by, the consummation of the Merger, and neither of the Parties nor any of their officers, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Effective Date. This provision shall not protect any officer, director, agent or shareholder of the Parties against any liability to the entity for which that officer, director, agent or shareholder so acts or to its shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

    (b) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Effective Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the Parties to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Parties, unless such terms and conditions shall result in a change in the method of computing the number of shares of Emerging Markets Infrastructure Fund Common Stock to be issued pursuant to this Agreement, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Parties prior to the meetings at which the Merger shall have been approved, this Agreement shall not be consummated and shall terminate unless the Parties call special meetings of shareholders at which such conditions so imposed shall be submitted for approval.

13. MISCELLANEOUS

    13.1. TRANSFER RESTRICTION. Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), the Emerging Markets Infrastructure Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

       THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO THE EMERGING MARKETS INFRASTRUCTURE FUND, INC. (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Emerging Markets Infrastructure Fund's transfer agent with respect to such shares. The Emerging Markets Telecommunications Fund will provide the Emerging Markets Infrastructure Fund on the Effective Date with the name of any Emerging Markets Telecommunications Fund Shareholder who is to the knowledge of the Emerging Markets Telecommunications Fund an affiliate of it on such date.

    13.2. MATERIAL PROVISIONS. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

    13.3. NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Emerging Markets Telecommunications Fund:

       Hal Liebes, Esq.
       Senior Vice President
       The Emerging Markets Telecommunications Fund, Inc.
       466 Lexington Avenue
       New York, New York 10017

With copies to:

       Daniel Schloendorn, Esq.
       Willkie Farr & Gallagher
       787 Seventh Avenue
       New York, New York 10019

       Marco E. Adelfio, Esq.
       Morrison & Foerster
       2000 Pennsylvania Avenue, N.W.
       Suite 5500
       Washington, D.C. 20006

If to the Emerging Markets Infrastructure Fund:

       Hal Liebes, Esq.
       Senior Vice President
       The Emerging Markets Infrastructure Fund
       466 Lexington Avenue
       New York, New York 10017

With copies to:

       Daniel Schloendorn, Esq.
       Willkie Farr & Gallagher
       787 Seventh Avenue
       New York, New York 10019

       Marco E. Adelfio, Esq.
       Morrison & Foerster
       2000 Pennsylvania Avenue, N.W.
       Suite 5500
       Washington, D.C. 20006

Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

    13.4. AMENDMENTS. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Emerging Markets Telecommunications Fund and the Emerging Markets Infrastructure Fund; provided, however, that following the meeting of the Emerging Markets Telecommunications Fund and Emerging Markets Infrastructure Fund shareholders to approve the Merger, no such amendment may have the effect of changing the provisions for determining the number of the Emerging Markets Infrastructure Fund shares to be issued to the Emerging Markets Telecommunications Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

    13.5. HEADINGS. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    13.6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    13.7. ENFORCEABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

    13.8. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Parties and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    13.9. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Maryland, without regard to its principles of conflicts of law.

    IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                        THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

                                        By:
                                                 --------------------------------------------
                                        Name:
                                                 --------------------------------------------
                                        Attest:
                                                 --------------------------------------------
                                        Title:
                                                 --------------------------------------------

                                        THE EMERGING MARKETS
                                        TELECOMMUNICATIONS FUND, INC.

                                        By:
                                                 --------------------------------------------
                                        Name:
                                                 --------------------------------------------
                                        Attest:
                                                 --------------------------------------------
                                        Title:
                                                 --------------------------------------------

                                   EXHIBIT B

                                    FORM OF

                     NEW CSAM INVESTMENT ADVISORY AGREEMENT

                         INVESTMENT ADVISORY AGREEMENT

 THE EMERGING MARKETS <#>INFRASTRUCTURE</#><*>TELECOMMUNICATIONS</*> FUND, INC.

                                                        <#>December 21, 1993</#>

<#>BEA Associates
One Citicorp Center
153 East 53rd Street
New York, New York 10022</#>

                                                        <*>           , 2000</*>

<*>Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017</*>

Dear Sirs:

    <*>The Emerging Markets Telecommunications Fund, Inc. (formerly known as</*>
The Emerging Markets Infrastructure Fund, Inc.) (the "Company"), a corporation organized under the laws of the State of Maryland, herewith confirms its agreement with <#>BEA Associates</#><*>Credit Suisse Asset Management, LLC</*> (the "Adviser"), a <#>general partnership</#><*>limited liability company</*> organized under the laws of the State of <#>New York</#><*>Delaware</*>, as follows:

1.  INVESTMENT DESCRIPTION; APPOINTMENT

    The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as may be amended from time to time, and in its Registration Statement as from time to time in effect <*>(including its Registration Statement on Form N-14 as declared effective by the Securities and Exchange Commission on September 1, 2000)</*>, and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company. Copies of the Company's Registration Statement and Articles of Incorporation have been or will be submitted to the Adviser. The Company agrees to provide copies of all amendments to the Company's Registration Statement and Articles of Incorporation to the Adviser on an ongoing basis. The Company desires to employ and hereby appoints the Adviser to act as investment adviser to the Company. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.  SERVICES AS INVESTMENT ADVISER

    Subject to the supervision and direction of the Board of Directors of the Company, the Adviser will (a) act in accordance with the Company's Articles of Incorporation, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Company's assets in accordance with its investment objective and policies as stated in the Company's Registration Statement as from time to time in effect,
(c) make investment decisions and exercise voting rights in respect of portfolio securities for the Company, (d) place purchase and sale orders on behalf of the Company for all investments and (e) borrow money on behalf of and in the name of the Company within the limits established in the Company's Articles of Incorporation and the Registration Statement as from time to time in effect. In providing these services, the Adviser will provide investment research and supervision of the Company's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Company's assets. In addition, the Adviser will furnish the Company with whatever statistical information the Company may reasonably request with respect to the securities that the Company may hold or contemplate purchasing.

3.  BROKERAGE

    In executing transactions for the Company and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Company transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Company and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.  INFORMATION PROVIDED TO THE COMPANY

    The Adviser will keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.  STANDARD OF CARE

    The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Company will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from disabling conduct by the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Company who are neither "interested persons" of the Company nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Company for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Adviser shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide security in form and amount acceptable to the Company for its undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Company, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

6.  COMPENSATION

    6.1 In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser within five business days after the end of
<#>the calendar quarter during which the date of the closing of the offering contemplated by the Company's initial registration statement occurs (the "Closing Date") and within five business days after the end of</#>each calendar quarter<#> thereafter</#>, a fee for the previous quarter computed at an annual rate of <#>1.30</#><*>1.25%</*> of the <#>Fund</#><*>first US$ 100 million of the Company's</*> <#>average weekly net assets</#><*>"Average Weekly Base Amount" (as defined below), 1.125% of the next US$ 100 million and 1.00% of amounts above US$ 200 million</*>.

    <*>6.2(a)</*><*>  "Average Weekly Base Amount" for any quarter is the average of the lesser of (A) "Market Value" of the Company's outstanding shares, and (B) the Company's net assets, in each case determined as of the last trading day for each week during that quarter.</*>

    <*>  (b)</*><*>  "Market Value" of the Company's outstanding shares will be determined as follows:</*>

               <*>(i)</*> <*>if the Company's shares are listed or traded on any national securities exchange or on the Nasdaq National Market, the shares shall be valued at the last sale price on the exchange or market on which they are principally traded, on the valuation date; if there is no sale on the valuation date, the shares shall be valued at the mean between the closing bid and asked price;</*>

               <*>(ii)</*> <*>if the Company's shares are traded
           over-the-counter but are not listed or traded on any national securities exchange or on the Nasdaq National Market, the shares shall be valued at the last sale price on the valuation date or, if no sale occurs on that date, at the last bid price; or</*>

              <*>(iii)</*> <*>if the Company's shares are not listed or traded on any recognized securities market or over-the-counter, the shares shall be deemed to have the same value as the underlying net assets of the Company as of the valuation date.</*>

    The Adviser may retain the services of consultants in appropriate circumstances and any costs associated with such consulting arrangements shall be borne solely by the Adviser

    <*>6.3</*> Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Company's net assets shall be computed at the times and in the manner specified in the Company's Registration Statement as from time to time in effect.

7.  EXPENSES

    The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Company will bear certain other expenses to be incurred in its operation, including: organizational expenses, expenses for legal and independent accountants' services; insurance premiums; outside auditing, accounting and pricing costs; costs of maintenance of the Company's existence; costs attributable to investor services, including, without limitation, telephone and personal expenses; costs of printing stock certificates; costs of printing proxies; costs of shareholders' reports and meetings of the shareholders of the Company and of the officers or Board of Directors of the Company; charges of the custodians, any sub-custodians and the transfer and dividend-paying agent; expenses in connection with the Dividend Reinvestment and Cash Purchase Plan; Securities and Exchange Commission fees and fees of emerging country regulatory bodies; fees and expenses of unaffiliated directors; accounting and pricing costs; membership fees in trade associations; fidelity bond coverage for the Fund's officers and employees directors' and officers' errors and omissions insurance coverage; interest; brokerage costs and stock exchange fees; taxes; stock exchange listing fees and expenses; expenses of qualifying the

Fund's shares for sale in various states and foreign jurisdictions; litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

8.  SERVICES TO OTHER COMPANIES OR ACCOUNTS

    The Company understands that the Adviser now acts, will continue to act or may act in the future as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies (the "<#>BEA</#><*>CSAM</*> Accounts"), and the Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Company recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Company and the Adviser agrees to report to the Board of Directors of the Company on a quarterly basis whenever the Company and a <#>BEA</#><*>CSAM</*> Account are allocated portions of the same investment opportunity and will review with the Board of Directors of the Company the basis for each such allocation. In addition, the Company understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

9.  TERM OF AGREEMENT

    This Agreement shall become effective as of the date <#>the Company's registration statement is declared effective by the Securities and Exchange Commission</#><*>hereof</*> and shall continue for an initial two-year term and shall continue from year to year thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a "majority" (as defined in the Investment Company Act of 1940) of the Company's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Directors of the Company or by the Adviser or by vote of holders of a majority of the Company's shares. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10. INDEPENDENT CONTRACTOR STATUS

    The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Company from time to time, have no authority to act for or represent the Company in any way or otherwise to be deemed an agent of the Company.

11. ENTIRE AGREEMENT

    This Agreement constitutes the entire agreement between the parties hereto.

12. CHANGES IN <#>PARTNERSHIP</#><*>MEMBERSHIP</*>

    The Adviser shall notify the Company of any change in the membership of the Adviser within a reasonable time after such change.

13. GOVERNING LAW

    This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

14. COUNTERPARTS

    This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

    If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                                          Very truly yours,

                                          THE EMERGING MARKETS
                                  <#>INFRASTRUCTURE</#><*>TELECOMMUNICATIONS</*>
                                          FUND, INC.

                                          By: <#>/s/ Paul P. Stamler</#>
                                          --------------------------------------

                                            Name: <#>Paul P. Stamler</#>
                                            Title: <#>Senior Vice President</#>

Accepted:

<#>BEA ASSOCIATES</#>

<*>CREDIT SUISSE ASSET
MANAGEMENT, LLC</*>

By:<#> /s/ Emilio Bassini</#>
------------------------------------------

  Name: <#>Emilio Bassini</#>

  Title:<#> Chief Financial Officer and
       Managing Director</#>

                                 PROXY CARD FOR

                              THE EMERGING MARKETS

                            INFRASTRUCTURE FUND, INC.

                              THE EMERGING MARKETS
                            INFRASTRUCTURE FUND, INC.

                                      PROXY
           This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints Messrs. Hal Liebes and Michael A. Pignataro as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the special meeting of shareholders to be held on October 10, 2000, and at any adjournments thereof.



---------------                                                  ---------------
  SEE REVERSE                                                      SEE REVERSE
     SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE
---------------                                                  ---------------

/X/  PLEASE
     MARK VOTES
     AS IN THIS
     EXAMPLE

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2 and 3.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.

1.   To approve the Merger Agreement and Plan of                   FOR       AGAINST     ABSTAIN
     Reorganization whereby The Emerging Markets                   / /         / /         / /
     Telecommunications Fund, Inc. will merge with
     and into the Fund.

2.   To approve a change in the Fund's fundamental                 FOR       AGAINST     ABSTAIN
     investment policy from investing generally in equity          / /         / /         / /
     securities of infrastructure companies in emerging
     countries to investing, under normal conditions, at
     least 65% of its total assets in equity securities of
     telecommunications companies in emerging markets.

3.   To approve a new investment advisory agreement with           FOR       AGAINST     ABSTAIN
     Credit Suisse Asset Management, LLC.                          / /         / /         / /

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:                                                 Date:
          ------------------------------                        ----------------

Signature:                                                 Date:
          ------------------------------                        ----------------

                                 PROXY CARD FOR

                              THE EMERGING MARKETS

                          TELECOMMUNICATIONS FUND, INC.

                              THE EMERGING MARKETS
                          TELECOMMUNICATIONS FUND, INC.

                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints Messrs. Hal Liebes and Michael A. Pignataro as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders to be held on Tuesday, October 10, 2000, and at any adjournments thereof.



---------------                                                  ---------------
  SEE REVERSE                                                      SEE REVERSE
     SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE
---------------                                                  ---------------

/X/  PLEASE MARK
     VOTES AS IN THIS
     EXAMPLE


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1, "FOR" THE NOMINEES IN PROPOSAL 2, "FOR" PROPOSAL 3 AND "AGAINST" PROPOSAL 4.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

If no direction is made, this proxy will be voted "FOR" Proposals 1, 2 and 3, and "AGAINST" Proposal 4.

1.   To approve the Merger Agreement and Plan of                     FOR       AGAINST     ABSTAIN
     Reorganization whereby the Fund will merge with and             / /         / /         / /
     into The Emerging Markets Infrastructure Fund, Inc.

2.   Election of the following nominees as Directors:
     Nominees:  (01) James J. Cattano (three-year term)
                (02) William W. Priest, Jr. (three-year term)

  FOR            / /          / /           WITHHOLD  AUTHORITY to vote for
  all                                       all nominees  listed above
nominees                                    (Instruction: to withhold
(except as marked                           authority for any individual
 to the contrary above)                     nominee, strike a line through
                                            such individual's name above.)



3.   To ratify the selection of PricewaterhouseCoopers LLP           FOR       AGAINST     ABSTAIN
     as independent public accountants of the Fund for the           / /         / /         / /
     fiscal year ending May 31, 2001.

4.   To approve or disapprove the shareholder proposal               FOR       AGAINST     ABSTAIN
     requesting that, within sixty days, the Board present a         / /         / /         / /
     program for shareholder approval that will permit
     shareholders to realize net asset value for their
     shares.

MARK HERE       / /
FOR ADDRESS
CHANGE AND
NOTE BELOW

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:                                                 Date:
          ------------------------------                        ----------------

Signature:                                                 Date:
          ------------------------------                        ----------------

                                     PART B




                       THE EMERGING MARKETS INFRASTRUCTURE
                                   FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MERGER OF
                THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                        466 LEXINGTON AVENUE, 16th FLOOR
                            NEW YORK, NEW YORK 10017
                                 (212) 875-3500

                                  WITH AND INTO

                       THE EMERGING MARKETS INFRASTRUCTURE
                                   FUND, INC.
                        466 LEXINGTON AVENUE, 16th FLOOR
                            NEW YORK, NEW YORK 10017
                                 (212) 875-3500

          This Statement of Additional Information, or SAI, relates specifically to the proposed merger (the "Merger") of The Emerging Markets Telecommunications Fund, Inc. (the "Emerging Markets Telecommunications Fund") with and into The Emerging Markets Infrastructure Fund, Inc. (the "Emerging Markets Infrastructure Fund") in accordance with the General Corporation Law of the State of Maryland. This Statement of Additional Information consists of this cover page, the information contained herein, and the following documents, each of which has been filed electronically and is incorporated by reference herein:

The audited financial statements, notes to the audited financial statements and report of the independent public accountants for The Emerging Markets Telecommunications Fund for the fiscal year ended May 31, 2000; and

The audited financial statements, notes to the audited financial statements and report of the independent public accountants for The Emerging Markets Infrastructure Fund for the fiscal year ended November 30, 1999 and the unaudited financial statements for The Emerging Markets Infrastructure Fund for the six months ended May 31, 2000.


          This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Proxy Statement/Prospectus dated September 1, 2000, relating to the Merger. A copy of the Proxy Statement/ Prospectus may be obtained without charge by writing to either Fund at 466 Lexington Avenue, 16th Floor, New York, New York 10017 or by calling

Shareholders Communications Corporation at 1-(800) 403-7916.


          This Statement of Additional Information is dated September 1, 2000

                               TABLE OF CONTENTS

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES                               4
INVESTMENT RESTRICTIONS                                                       10
MANAGEMENT OF THE FUNDS                                                       11
PORTFOLIO TRANSACTIONS                                                        15
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN                                  16
TAXATION                                                                      20
FINANCIAL STATEMENTS                                                          27
PRO FORMA FINANCIAL STATEMENTS                                                27

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES


     ORGANIZATION. Both The Emerging Markets Telecommunications Fund and The Emerging Markets Infrastructure Fund are closed-end, non-diversified management investment companies registered under the Investment Company Act of 1940, or the Investment Company Act. The Emerging Markets Infrastructure Fund is sometimes referred to in this SAI as "EMG," or following the consummation of the Merger, the "Surviving Fund," the Emerging Markets Telecommunications Fund is sometimes referred to in this SAI as "ETF," and EMG and ETF are sometimes collectively referred to in this SAI as the "Funds" and individually, as the context may require, as the "Fund." Both Funds are organized as corporations under the laws of the State of Maryland. Each Fund is managed and advised by Credit Suisse Asset Management, LLC, or CSAM, formerly known as BEA Associates. The shares of common stock of each Fund are listed and trade on the New York Stock Exchange, or NYSE, under the symbols "ETF" and "EMG", respectively. Upon consummation of the Merger, EMG will change its name to "The Emerging Markets Telecommunications Fund, Inc." After the Effective Date, shares of common stock of the Surviving Fund will trade on the NYSE under the symbol "ETF", while ETF's shares will be delisted and that Fund will cease to exist.


     The shares of common stock of each Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and dissolution. Each Fund's shares of common stock are fully paid and non-assessable and have no preemptive, conversion or other subscription rights. Fluctuations in the market price of the Fund's shares is the principal investment risk of an investment in either Fund. Portfolio management, market conditions, investment policies and other factors affect such fluctuations. Although currently the investment objectives, policies and restrictions of the Funds are similar, there are differences between them, as discussed below. There can be no assurance that either Fund will achieve its stated objective.

     PROPOSED CHANGE IN INVESTMENT POLICIES. EMG shareholders are being asked to approve a change in EMG's fundamental investment policy to conform to ETF's current fundamental investment policy. In addition, EMG's Board of Directors has agreed to modify EMG's current non-fundamental investment policies to conform to the investment policies of ETF. For more information about changing EMG's investment policies, see "Proposal 2 (Emerging Markets Infrastructure Fund Shareholders Only): Approval of Change in Fundamental Investment Policy" in the Proxy Statement/Prospectus.

     INVESTMENT OBJECTIVES. Long-term capital appreciation is the principal investment objective of each Fund. ETF seeks to achieve this objective by investing primarily in equity securities of telecommunications companies in emerging countries and companies that provide other essential services in the development of an emerging country's infrastructure, while EMG seeks to achieve this objective by investing primarily in equity securities of infrastructure companies in emerging countries and companies that manufacture products on behalf of or service infrastructure companies in emerging countries. The investment objective of each Fund is a fundamental policy of such Fund and cannot be changed without the approval of the holders of a "majority of that Fund's outstanding voting securities," as defined in the Proxy

Statement/Prospectus under "General."

     No assurance can be given that either Fund's investment objective will be achieved.

     CURRENT INVESTMENT POLICIES. ETF's policy, under normal market conditions, is to invest at least 65% of its total assets in equity securities of telecommunications companies in emerging markets. EMG's policy, under normal market conditions, is to invest at least 70% of its total assets in equity securities of infrastructure companies in emerging countries. These policies and the investment limitations are fundamental and may not be changed without the approval of a majority of each Fund's outstanding voting securities. All other policies and percentage limitations of each Fund as described below may be modified by that Fund's Board of Directors if, in the reasonable exercise of its business judgment, it determines that modification is necessary or appropriate to carry out that Fund's investment objective. ETF may also invest a substantial portion of its remaining assets, up to 25% of its total assets under normal market conditions, in equity securities of companies that provide other essential services in the development of an emerging country's infrastructure and will benefit from macroeconomic growth in an emerging country, but whose growth is not directly linked to favorable changes in commodity prices. EMG may also invest up to 30% of its total assets in equity securities of companies that manufacture products on behalf of or service infrastructure companies in emerging countries.

     ETF may also seek to invest in equity securities of telecommunications companies in developed countries when these securities, in the opinion of CSAM, have investment characteristics similar to emerging country telecommunications companies. In determining if the securities of a telecommunications company in a developed country have investment characteristics similar to those of emerging country telecommunications companies, CSAM will consider whether the potential for growth in such company is similar to that of telecommunications companies in emerging countries, based on analysis and comparison of such factors as earnings potential, ratio of revenue per employee and revenue per telephone line, the density of telephone lines per household, management performance and other pertinent measurements.

     Both Funds define emerging countries as countries which are generally considered to be emerging or developing by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by its authorities as emerging or developing, at the time of the Funds' investments. The countries that are not considered emerging countries include: Australia; Austria; Belgium; Canada; Denmark; Finland; France; Germany; Ireland; Italy; Japan; Luxembourg; Netherlands, New Zealand; Norway; Spain; Sweden; Switzerland; United Kingdom; and the United States.

     An emerging country equity security is defined as common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and American, Global or other types of Depositary Receipts of companies: (i) the principal securities trading market for which is an emerging country; (ii) whose principal trading market is in any country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in emerging countries; or (iii) that are organized under the laws of, and with a principal office in, an emerging country. Determinations as to eligibility will be made by the Funds based on publicly available information and inquiries made to the companies.

     In addition, ETF's definition of emerging country equity securities also includes securities of companies that may have characteristics and business relationships common to companies in a country or countries other than an emerging country. As a result, the value of the securities of these companies may reflect economic and market forces applicable to other countries, as well as to an emerging country.

     Many of the companies in which the Funds invest may be in the early stages of their growth cycle and/or may have only recently been privatized; accordingly, the Funds anticipate that certain investments (up to 25% of its total assets in the case of ETF and up to 30% of its total assets in the case of EMG, in both cases at the time of purchase) will be in equity securities of closely-held companies or private placements of public companies, where CSAM anticipates that a liquid market will develop for these securities within a period of two to five years from the date such securities are acquired by that Fund. Securities that are not publicly traded in the United States but that can be sold to "qualified institutional buyers" pursuant to Rule 144A ("Rule 144A securities") under the Securities Act of 1933, as amended (the "Securities Act"), will not be subject to these percentage limitations if the Fund's Board of Directors determines on an ongoing basis that an adequate trading market exists for these securities. The Board of Directors of either Fund may adopt guidelines and delegate to CSAM the function of determining and monitoring the liquidity of Rule 144A securities, although the Board of Directors will retain ultimate responsibility for any determination regarding an adequate market for Rule 144A securities.

     The governments of some emerging countries have been engaged in "privatization" programs which involve the sale of part or all of their stakes in government owned or controlled enterprises. CSAM believes that privatizations may offer shareholders opportunities for significant capital appreciation and intends to invest assets of each Fund in privatizations in appropriate circumstances. In certain emerging countries, the ability of foreign entities, such as the Funds, to participate in privatizations may be limited by local law. In addition, the terms on which the Funds may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that the governments of emerging countries will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

     To the extent its assets are not invested as described above, ETF may invest the remainder of its assets in (i) debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country, (ii) equity or debt securities of corporate or governmental issuers located in developed countries, and (iii) short-term and medium-term debt securities of the type described below under "Temporary Investments." ETF's assets may be invested in debt securities when CSAM believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. The debt securities in which ETF may invest include bonds, notes, bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances), commercial paper, repurchase agreements, assignments of loans and loan participations.

     To the extent that its assets are not invested as described above, the remainder of EMG's assets may be invested as follows: (i) up to 10% of its total assets in equity securities of emerging country corporate issuers, (ii) up to 30% of its total assets in equity securities of infrastructure companies in developed countries when CSAM believes that these securities have investment characteristics similar to securities of emerging country infrastructure companies and (iii) up to 5% of its total assets in debt securities of infrastructure companies in emerging countries.

     In addition, for temporary defensive purposes, ETF and EMG may each invest less than 65% and 70%, respectively, of its total respective assets in equity securities of telecommunications and infrastructure companies, respectively, in emerging countries, in which case each Fund may invest in debt securities of the kind described under "Temporary Investments" below. In addition, ETF may acquire assignments of, and participations in, loans.

     TEMPORARY INVESTMENTS. During periods in which CSAM believes changes in economic, financial or political conditions make it advisable, the Funds may for temporary defensive purposes reduce their holdings in equity and other securities and invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash.

     Each Fund may invest in the following short-term instruments:

     obligations of the U.S. Government, its agencies or instrumentalities
          (including repurchase agreements with respect to these securities),

     bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. banks and foreign banks denominated in any currency,

     floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations located in countries that are members of the Organization for Economic Cooperation and Development,

     obligations of U.S. corporations that are rated no lower than A-2 by Standard & Poor's Rating Group or P-2 by Moody's Investor Services or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by CSAM, and shares of money market funds that are authorized to invest in short-term instruments described above.

     CURRENCY TRANSACTIONS. CSAM generally does not seek to hedge against declines in the value of the Funds' non-dollar-denominated portfolio securities resulting from currency devaluations or fluctuations. If suitable hedging instruments are available on a timely basis and on acceptable terms, CSAM may, in its discretion, hedge all or part of the value of the Funds' non-dollar-denominated portfolio securities, although it is not obligated to do so. Each Fund will be subject to the risk of changes in value of the currencies of the emerging countries in which their assets are denominated, unless they engage in hedging transactions.

     Both Funds will conduct any currency exchange transactions either on a spot, i.e., cash, basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currency. A forward currency contract typically involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. If either Fund enters into a forward contract, that Fund's U.S. or non-U.S. custodian will place cash or readily marketable securities in a segregated account of that Fund in an amount equal to the value of that Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

     At or before the maturity of a forward contract, either Fund may either sell a portfolio security and make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The cost to the Funds of engaging in currency transactions will vary with respect to factors such as the length of the contract period and the market conditions then prevailing. Because forward currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase.

     If a devaluation is generally anticipated, either Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

     There is a risk that the U.S. dollar value of each Fund's dividends, interest and net realized capital gains in local currency will decline, to the extent of any devaluation of the currency, during the interval between the time that the Fund becomes entitled to receive or receives dividends and interest and realizes gains and the time such amounts are converted into U.S. dollars for remittance.

     CURRENCY CONVERTIBILITY. Neither Fund intends to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless that Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or that Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by that Fund.

     DEPOSITARY RECEIPTS. Both Funds may invest indirectly in securities of emerging country issuers through sponsored or unsponsored American Depositary Receipts, or ADRs, Global Depositary Receipts, or GDRs, and other types of Depositary Receipts (which, together with ADRs and GDRs, are referred to in this SAI as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Funds' investment policies, the Funds' investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

     PORTFOLIO TURNOVER RATE. Neither Fund engages in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. It is not anticipated that the annual portfolio turnover rate of ETF following the Merger will exceed 85%. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Funds and their shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes. ETF's portfolio turnover rates for the fiscal years ended May

31, 2000 and 1999 were 113.75% and 179.66%, respectively. EMG's portfolio turnover rates for the fiscal years ended November 30, 1999 and 1998 were 109.09% and 169.85%, respectively. The higher EMG portfolio turnover rate for the fiscal year ended November 30, 1998 is attributable to the Fund's increased investment activity in Asia during that year. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

     BORROWING. For information on the Funds' ability to borrow money see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which the Emerging Markets Telecommunications Fund Will Merge with and into the Emerging Markets Infrastructure Fund -- Comparison of Investment Objectives and Policies" in the Proxy Statement/Prospectus.

                             INVESTMENT RESTRICTIONS

     For information on the Funds' fundamental investment policies and restrictions see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which the Emerging Markets Telecommunications Fund Will Merge with and into the Emerging Markets Infrastructure Fund -- Comparison of Investment Objectives and Policies" in the Proxy
Statement/Prospectus.

                            MANAGEMENT OF THE FUNDS

DIRECTORS AND PRINCIPAL OFFICERS

     The names, addresses and principal occupations of the directors and principal officers of each Fund are described under "Proposal 1 (Both Funds):
Approval of the Merger Agreement and Plan of Reorganization pursuant to which the Emerging Markets Telecommunications Fund Will Merge with and into the Emerging Markets Infrastructure Fund -- Management of the Funds -- Directors and Principal Officers" in the Proxy Statement/Prospectus.

COMPENSATION OF DIRECTORS AND PRINCIPAL OFFICERS


     For information about the compensation of the directors of ETF and EMG for the fiscal years ended May 31, 1999 and November 30, 1999, respectively, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which The Emerging Markets Telecommunications Fund Will Merge with and into The Emerging Markets Infrastructure Fund --- Management of the Funds" and "Proposal 3 (Emerging Markets Telecommunications Fund Shareholders Only): Election of Directors --- Background" in the Proxy Statement/Prospectus.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For information concerning persons who may be deemed beneficial owners of 5% or more of the shares of common stock of either Fund see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which the Emerging Markets Telecommunications Fund Will Merge with and into the Emerging Markets Infrastructure Fund --- Management of the Funds" in the Proxy Statement/Prospectus.

ADVISORY ARRANGEMENTS

     CSAM serves as the investment adviser to both Funds pursuant to advisory agreements with each Fund (the "Advisory Agreements"). Each Advisory Agreement provides that the Adviser shall not be liable, and shall be indemnified, for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement. In addition, CSAM is entitled to receive advances from each Fund for payment of the reasonable expenses it incurs in connection with any matter as to which it seeks indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law.

     For more information about each Adviser and the Advisory Agreements, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which the Emerging Markets Telecommunications Fund Will Merge with and into the Emerging Markets Infrastructure Fund - Synopsis Fees and Expenses - The Emerging Markets Telecommunications Fund," "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which the Emerging Markets Telecommunications Fund Will Merge with and into the Emerging Markets Infrastructure Fund - Synopsis - Fees and Expenses of the Emerging Markets Infrastructure Fund" and "Proposal 1 (Both Funds):
Approval of the Merger Agreement and Plan of Reorganization pursuant to which the Emerging Markets Telecommunications Fund Will Merge with and into the Emerging Markets Infrastructure Fund - Management" in the Proxy Statement/Prospectus. Shareholders of the Emerging Markets Infrastructure Fund have been requested to consider and approve a new investment advisory agreement with CSAM. For information regarding the terms of the new investment advisory agreement, see "Proposal 2 (Emerging Markets Infrastructure Fund Shareholders
Only): Approval of New Investment Advisory Agreement" in the Proxy Statement/Prospectus.

     The table below sets forth the investment advisory fees earned by CSAM for each Fund for the last three fiscal years.

          -------------------------------------------------------------------------
          Fund                         Fiscal Year Ended            Advisory Fee
          -------------------------------------------------------------------------
          Emerging Markets             May 31, 1998              $1,985,605
          Telecommunications Fund
                                       --------------------------------------------
                                       May 31, 1999              $1,303,309
                                       --------------------------------------------
                                       May 31, 2000              $1,542,224
          -------------------------------------------------------------------------
          Emerging Markets             November 30, 1997         $3,242,573
          Infrastructure Fund
                                       --------------------------------------------
                                       November 30, 1998         $2,615,834
                                       --------------------------------------------
                                       November 30, 1999         $1,922,776
          -------------------------------------------------------------------------

     For information about the Funds' custodian, transfer agent and registrar, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which the Emerging Markets Telecommunications Fund Will Merge with and into the Emerging Markets Infrastructure Fund Management of the Funds" in the Proxy Statement/Prospectus. For information about the Funds' independent accountants, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which the Emerging Markets Telecommunications Fund Will Merge with and into the Emerging Markets Infrastructure Fund - Experts" in the Proxy Statement/Prospectus.

DURATION AND TERMINATION; NON-EXCLUSIVE SERVICES

     Unless earlier terminated as described below, the Advisory Agreements remain in effect if approved annually by either (i) the Board of Directors of the Fund or (ii) the "vote of a majority of the outstanding voting securities" of the Fund, and in either case, the vote of a majority of the Non-interested Directors (as defined in the Investment Company Act), cast in person at a meeting called for such purpose. Each of the Advisory Agreements terminates automatically on its assignment by any party and may be terminated without penalty on 60 days' written notice by the Board of Directors or the vote of the holders of a majority of the Fund's outstanding shares. CSAM may terminate either agreement, without penalty, upon 60 days' written notice.

ADMINISTRATION ARRANGEMENTS

     The U.S. Administration Agreements between Bear Stearns Funds Management Inc. ("BSFM" or the "U.S. Administrator") and the Funds are terminable on 60 days' notice by either party. Unless terminated by the Funds' Board of Directors upon 60 days' prior written notice or by the relevant service provider upon 90 days' prior written notice, the Chilean Administration Agreements between the Funds and Celfin Administradora de Fondos de Inversion de Capitel Extranjero S.A. ("Celfin" or the "Chilean Administrator") and the Brazilian Administration Agreements between the Funds and Fleet National Bank ("Fleet" or the "Brazilian Administrator") will continue automatically from year to year. The Chilean Administrator and the Brazilian Administrator may be replaced only by an entity authorized to act as an administrator of a foreign capital investment fund under Chilean and Brazilian law, respectively.

     The following table sets forth the amounts BSFM and Celfin earned as administrative fees and the amounts CSAM was reimbursed for administrative fees for the last three fiscal years. Fleet is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Funds' accounting agent and custodian.

-----------------------------------------------------------------------------
 Fund               Fiscal Year Ended    BSFM         CSAM         CELFIN
-----------------------------------------------------------------------------
 Emerging Markets   May 31, 1998         $211,894     $14,078      $59,999
 Telecommunications ---------------------------------------------------------
 Fund               May 31, 1999         $112,812     $14,001      $60,002
                    ---------------------------------------------------------
                    May 31, 2000         $151,157     $14,040      $54,670
-----------------------------------------------------------------------------
 Emerging Markets   November 30, 1997    $299,319     $19,752      $65,369
 Infrastructure     ---------------------------------------------------------
 Fund               November 30, 1998    $241,462     $19,986      $71,999
                    ---------------------------------------------------------
                    November 30, 1999    $177,488     $19,998      $64,999
-----------------------------------------------------------------------------

     The services of CSAM, the Chilean Administrator, the Brazilian Administrator and the U.S. Administrator are not deemed to be exclusive, and nothing in the relevant service agreements will prevent any of them or their affiliates from providing similar services to other investment companies and other clients (whether or not such clients' investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

CODE OF ETHICS

     Each Fund and CSAM have adopted a written Code of Ethics, which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the respective Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the respective Fund; and (4) Covered Persons may not invest in initial public offerings.

     The Board of Directors of each Fund reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

                             PORTFOLIO TRANSACTIONS

     Decisions to buy and sell securities for each Fund are made by CSAM subject to the overall review of that Fund's Board of Directors. Portfolio securities transactions for each Fund are placed on behalf of the Fund by persons authorized by CSAM. CSAM manages other investment companies and accounts that invest in securities of emerging countries. Although investment decisions for the Funds are made independently from those of the other accounts, investments of the type the Funds may make may also be made on behalf of those other accounts. When the Funds and one or more of those other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by CSAM to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. The Funds may utilize Celfin, CS First Boston Corporation or other affiliates of CSAM in connection with a purchase or sale of securities in accordance with rules or exemptive orders adopted by the SEC when CSAM believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Funds may purchase securities in the placement for which Celfin, CS First Boston Corporation or other affiliates of CSAM has acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Funds will not purchase securities from or sell securities to any Adviser or its affiliates acting as principal.

     Transactions on U.S. and some foreign stock exchanges involve the payment of negotiated brokerage commissions, which may vary among different brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers in the over-the-counter markets include an undisclosed dealer's mark-up or mark-down. Fixed income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer.

     In selecting brokers or dealers to execute portfolio transactions on behalf of each Fund, CSAM will seek the best overall terms available. Each Advisory Agreement provides that, in assessing the best overall terms available for any transaction, the Adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement authorizes the Adviser, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or other accounts over which the Adviser exercises investment discretion. The fees payable under the Advisory Agreements are not reduced as a result of the Adviser's receiving such brokerage and research services.

     The Board of Directors of each Fund will review periodically the commissions paid by that Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to such Fund.


     The aggregate amounts paid by ETF in brokerage commissions for the fiscal years ended May 31, 1998, 1999 and 2000 were $1,149,119, $672,107 and $600,684, respectively, and the aggregate amounts paid by EMG for the fiscal years ended November 30, 1997, 1998 and 1999 were $1,408,426, $1,490,525 and $778,666, respectively. The higher commissions paid by ETF in the fiscal year ended May 31, 1998 and the higher commissions paid by EMG in the fiscal years ended November 30, 1997 and November 30, 1998 are attributable to the Funds' increased investment activity in Asia during those periods. ETF paid $5,097 and EMG paid $6,244 to brokers and dealers who provided research services for the fiscal year ended May 31, 2000 and November 30, 1999, respectively.



     The table below sets forth, for the last three fiscal years, (i) the total dollar amount of brokerage commissions paid by each Fund to affiliated brokers, (ii) the percentage of each Fund's aggregate brokerage commissions paid to affiliated brokers, and (iii) the percentage of each Fund's aggregate dollar amount of transactions involving the payment of commissions effected through affiliated brokers.



------------------------------------------------------------------------------------------
                                                                          PERCENTAGE OF
                                                      PERCENTAGE OF       AGGREGATE DOLLAR
                               TOTAL AMOUNT OF        AGGREGATE           AMOUNT OF
                               BROKERAGE              BROKERAGE           TRANSACTIONS
                               COMMISSIONS PAID       COMMISSIONS         EFFECTED THROUGH
FUND        YEAR ENDED         TO AFFILIATES          PAID TO AFFILIATES  AFFILIATES
------------------------------------------------------------------------------------------
EMG         November 30, 1997     $  1,557                0.11 %                0.25 %
            ------------------------------------------------------------------------------
            November 30, 1998     $ 12,248                0.82 %                1.76 %
            ------------------------------------------------------------------------------
            November 30, 1999     $  7,918                1.02 %                2.20 %
------------------------------------------------------------------------------------------
ETF         May 31, 1998          $ 20,922                4.18 %                9.49 %
            ------------------------------------------------------------------------------
            May 31, 1999          $  2,132                0.32 %                0.32 %
            ------------------------------------------------------------------------------
            May 31, 2000          $  4,440                0.74 %                1.40 %
------------------------------------------------------------------------------------------


     Each Fund has the benefit of an exemptive order of the SEC issued under the Investment Company Act authorizing the Funds and other investment companies advised by CSAM to co-invest in securities issued in privately-negotiated transactions, subject to the terms and conditions of the order.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Each Fund operates a Dividend Reinvestment and Cash Purchase Plan, the InvestLink-SM- Program, or the Program, sponsored and administered by Fleet National Bank c/o EquiServe, L.P. ("Fleet"), pursuant to which Fund dividends and distributions, net of any applicable U.S. withholding tax, are reinvested in additional shares of that Fund. Fleet National Bank c/o EquiServe, L.P. serves as the Program Administrator for the shareholders in administering the Program. The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of that Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

     An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after Fleet receives the participant's enrollment form. Once in the Program, a person will remain a participant until he or she terminates his or her participation or sells all Shares held in his or her Program account, or his or her account is terminated by Fleet. A participant may change his or her investment options at any time by requesting a new enrollment form and returning it to Fleet.

     A participant will be assessed certain charges in connection with his or her participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions). Participants will not be charged any fee for reinvesting dividends.

     The number of Shares to be purchased for a participant depends on the amount of his or her dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. Fleet uses dividends and funds of participants to purchase Shares of the relevant Fund's Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws or when unusual market conditions make prudent investment impracticable. In the event Fleet is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

     The average price of all Shares purchased by Fleet with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his or her account with his or her funds or dividends received by Fleet during such time period. The average price of all Shares sold by Fleet pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his or her account pursuant to his or her sell orders received by Fleet during such time period.

     Fleet administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his or her account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the respective Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

     If the respective Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his or her account, and for all other Shares of the Fund registered in his or her name. Fleet will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

     Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. Fleet will hold the Shares in book-entry form until a Program participant chooses to withdraw his or her Shares or terminates his or her participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his or her statement of account. This feature protects against loss, theft or destruction of stock certificates.

     A participant may withdraw all or a portion of the Shares from his or her Program account by notifying Fleet. After receipt of a participant's request, Fleet will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him or her and send him or her the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his or her Program account, his or her participation in the Program will be terminated by Fleet. In no case will certificates for fractional Shares be issued. Fleet will convert any fractional Shares held by a participant at the time of his or her withdrawal to cash.

     Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

     All Shares of the Fund (including any fractional share) credited to his or her account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his or her Shares in person at the Shareholders' meeting.

     A participant will receive tax information annually for his or her personal records and to help him or her prepare his or her U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him or her of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

     Fleet in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, Fleet will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by Fleet are not subject to protection under the Securities Investors Protection Act of 1970.

     The participant should recognize that neither the Fund nor Fleet can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his or her Program account is no different than his or her investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his or her Shares. Neither the Fund nor Fleet can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his or her own judgment and research.

     While Fleet hopes to continue the Program indefinitely, Fleet reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. Fleet also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by Fleet and any such good faith determination will be final.

     Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $3,000.00 semi-annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to Fleet. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling Fleet at one of the following telephone numbers: First Time Investors--(800) 338-1176; Current Shareholders--(800) 730-6001. All correspondence regarding the Program should be directed to: Fleet National Bank c/o EquiServe, L.P., InvestLink-SM- Program, P.O. Box 8040, Boston, MA 02266-8040.

                                    TAXATION

     The following is a summary of certain material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in either Fund. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in either Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

UNITED STATES FEDERAL INCOME TAXES

THE FUNDS AND THEIR INVESTMENTS

     Each Fund has qualified, and intends to continue to qualify and elect to be treated, as a regulated investment company for each taxable year under the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of that Fund's taxable year, (i) at least 50% of the market value of that Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of that Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that such Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Each Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

     As a regulated investment company, neither Fund will be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in section 852 of the Code) for the taxable year is distributed, but will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Furthermore, each Fund will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement. Any dividend declared by either Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by that Fund not later than such December 31, provided that such dividend is actually paid by that Fund during January of the following calendar year.

     Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of each Fund will determine annually whether to distribute any such net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any excess annually to its shareholders. However, if either Fund retains for investment an amount equal to its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, each Fund expects to designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount,
(b) will be entitled to credit their proportionate shares of the 35% tax paid by that Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

     The Code imposes a 4% nondeductible excise tax on each Fund to the extent such Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long- and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by such Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

     Exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Funds and may limit the Funds' abilities to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

     Each Fund will maintain accounts and calculate income in U.S. dollars. In general, gains and losses on the disposition, or receipt of principal, of debt securities denominated in a foreign currency that are attributable to fluctuation in exchange rates between the date the debt security is acquired and the date of disposition, or receipt of principal, gains and losses attributable to fluctuations in exchange rates that occur between the time such Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities, and gains and losses from the disposition of foreign currencies and foreign currency forward contracts will be treated as ordinary income or loss. If either Fund acquires a debt security denominated in a Latin American currency, such security may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated devaluations of the currency. In the case of such debt securities, each Fund would be required to include the stated interest in income as it accrues, but would generally realize an ordinary loss attributable to devaluations of the currency with respect to principal only when the security is disposed of or the principal amount is received.

     Each Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by such Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to such Fund and defer the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause each Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of such Fund as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES

     If either Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), that Fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on that Fund in respect of deferred taxes arising from such distributions or gains. If such Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" (a "QEF Election") under the Code, in lieu of the foregoing requirements, such Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

     Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

DIVIDENDS AND DISTRIBUTIONS

     Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net long-term capital gains, if any, that either Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by each Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of such Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder held his shares of the Fund as capital assets).

     Shareholders reinvesting dividends or distributions in shares pursuant to the Program will be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and will have a cost basis in the shares received equal to such amount.

     Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution which nevertheless will be taxable to them.

     If either Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

SALES OF SHARES

     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund under the Program, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

FOREIGN TAXES

     Income received by the Funds from sources within countries other than the United States may be subject to withholding and other taxes imposed by such countries, which will reduce the amount available for distribution to shareholders. If more than 50% of the value of either Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass-through" to shareholders the amount of foreign income and similar taxes it has paid. Pursuant to this election, shareholders of the Fund will be required to include in gross income (in addition to the full amount of the taxable dividends actually received) their pro rata share of the foreign taxes paid by that Fund. Each such shareholder will also be entitled either to deduct (as an itemized deduction) its pro rata share of foreign taxes in computing its taxable income or to claim a foreign tax credit against its U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit. The deduction for foreign taxes is not allowable in computing alternative minimum taxable income. Each shareholder will be notified within 60 days after the close of that Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of each Fund's income flows through to its shareholders. Any gains from the sale of securities by either Fund will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by each Fund. Because of the limitation, shareholders taxable in the United States may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each Fund. The foreign tax credit also cannot be used to offset more than 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals.

BACKUP WITHHOLDING

     Each Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends and distributions payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders are or may be exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities. Additional tax withholding requirements which apply with respect to foreign investors are discussed below.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a foreign investor (such as a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership) depends, in part, on whether the shareholder's income from either Fund is "effectively connected" with a United States trade or business carried on by the shareholder.

     If the foreign investor is not a resident alien and the income from such Fund is not effectively connected with a United States trade or business carried on by the foreign investor, distributions of net investment income and net realized short-term capital gains will be subject to a 30% (or lower treaty rate) United States withholding tax. Furthermore, foreign investors may be subject to an increased United States tax on their income resulting from that Fund's election (described above) to "pass-through" amounts of foreign taxes paid by such Fund, but may not be able to claim a credit or deduction with respect to the foreign taxes treated as having been paid by them. Distributions to a non-resident alien of net realized long-term capital gains, amounts retained by that Fund which are designated as undistributed capital gains, and gains realized upon the sale of shares of such Fund generally will not be subject to United States tax unless the foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year. However, a determination by such Fund not to distribute long-term capital gains will cause that Fund to incur a U.S. federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for investment, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes.

     In general, if a foreign investor is a resident alien or if dividends or distributions from either Fund are effectively connected with a United States trade or business carried on by the foreign investor, then dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by such Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to United

States income tax at the rates applicable to United States citizens or domestic corporations. If the income from the Fund is effectively connected with a United States trade or business carried on by a foreign investor that is a corporation, then such foreign investor may also be subject to the 30% (or lower treaty rate) branch profits tax.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from either Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty, and (c) any other tax consequences to them of an investment in either Fund.

NOTICES

     Shareholders will be notified annually by each Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of each Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

OTHER TAXATION

     Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN EITHER FUND.

                              FINANCIAL STATEMENTS

     The audited financial statements, notes to the financial statements and report of the independent public accountants of ETF for the fiscal year ended May 31, 2000 included in ETF's Annual Reports to Shareholders are incorporated by reference herein. The audited financial statements, notes to the financial statements and report of the independent auditors of EMG for the fiscal year ended November 30, 1999 included in EMG's Annual Reports to Shareholders and the unaudited financial statements of EMG for the six-month period ended May 31, 2000 are incorporated by reference herein. The Annual Reports may be obtained without charge, by writing to Shareholder Communications Corporation, 17 State Street, New York, New York 10004, or by calling 1-(800) 403-7916.

                         PRO FORMA FINANCIAL STATEMENTS

     The following tables set forth the unaudited pro forma condensed statement of assets and liabilities and unaudited pro forma condensed statement of operations for each Fund as of and for the year ended May 31, 2000 and as adjusted to give effect to the Emerging Markets Infrastructure Fund's tender offer to acquire up to 50% of its shares of common stock at a price per share equal to 95% of its net asset value per share (the "Tender Offer") and the Merger.

                         PRO FORMA CONDENSED STATEMENT
                           OF ASSETS AND LIABILITIES
                          AT MAY 31, 2000 (UNAUDITED)


                                     THE EMERGING             THE EMERGING
                                        MARKETS                  MARKETS                                 COMBINED
                                  TELECOMMUNICATIONS         INFRASTRUCTURE            PRO FORMA         FUND (AS
                                         FUND                     FUND                ADJUSTMENTS        ADJUSTED)
                                         ----                     ----                -----------        ---------
ASSETS
Investments, at value             $119,286,078               $135,475,195           $(76,180,229)(a)    $178,581,044
Cash                              16,683,132                 19,441,502                                 36,124,634
Collateral received from
  securities loaned               11,639,279                 6,232,895                                  17,872,174

Receivables:
  Investments sold                294,290                       --                                      294,290
  Dividends                       326,223                    408,184                                    734,407
  Interest                        0                          2,121                                      2,121
Prepaid expenses and other
  assets                          9,920                      15,601                 (15,601) (c)        9,920
                                  -----                      ------                 --------            -----

Total Assets                      148,238,922                161,575,498            (76,195,830)        233,618,590
                                  -----------                -----------            ------------        -----------
LIABILITIES
Payables:
  Payable upon return of
    securities loaned             11,639,279                 6,232,895                                  17,872,174
  Investments purchased           5,849,601                  2,340,924                                  8,190,525
  Merger and Tender Offer Payable    --                         --                  781,273 (b)         781,273
  Investment advisory fee         285,213                    358,611                                    643,824
  Administration fees             29,516                     36,362                                     65,878
  Other accrued expenses          134,858                    246,248                                    381,106
                                  -------                    -------                                    -------

Total Liabilities                 17,938,467                 9,215,040              781,273             27,934,780
                                  ----------                 ---------              -------             ----------

Net Assets                        130,300,455                152,360,458            (76,977,103)        205,683,810
                                  -----------                -----------            ------------        -----------
Net Assets Consist Of:
Capital stock, $0.001 par         7,101                      11,176                 (5,588) (a)         12,689
  value, shares issued and
  outstanding
Paid-in-capital                   101,403,838                173,332,794            (76,174,641) (a)    198,561,991
Undistributed net investment      ----                       930,254                (796,874) (b)(c)    133,380
  income

Accumulated net realized gain/
  (loss) on investments and
   foreign currency related
   transactions                   21,211,808                 (21,532,798)           (d)                 (320,990)
Net unrealized appreciation in
  value of investments and
  translation of other assets
  and liabilities denominated
  in foreign currencies           7,677,708                  (380,968)              (d)                 7,296,740
                                  ------------               ---------              -------------       ---------
                                  $130,300,455               $152,360,458           $(76,977,103) (d)   $205,683,810
                                   -----------                -----------           -------------       ------------
Shares Outstanding                7,100,819                  11,175,955             (3,186,252)         15,090,522


          See Accompanying Notes to the Pro Forma Financial Statements.


                                       28

Net asset value per share         $18.35                     $13.63                                     $13.63


                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                    FOR THE TWELVE MONTHS ENDED MAY 31, 2000
                                  (UNAUDITED)


                                              THE                 THE
                                            EMERGING            EMERGING
                                             MARKETS            MARKETS
                                           TELECOMMUN-           INFRA-                                 COMBINED
                                            ICATIONS           STRUCTURE           PRO FORMA            FUND (AS
                                              FUND                FUND            ADJUSTMENTS           ADJUSTED)
                                           -----------         ---------          -----------           ---------
INVESTMENT INCOME:
Income:
   Dividends                               $1,208,286          $1,828,360         $(914,180) (i)       $2,122,466
   Interest                                275,305             837,099            (418,550) (i)        693,854
   Less: Foreign taxes withheld            (115,163)           (175,182)          87,591 (i)           (202,754)
                                            -------             -------           ------                -------
Total Investment Income                    1,368,428           2,490,277          (1,245,139)          2,613,566
                                           ---------           ---------           ---------           ---------
Expenses:
   Investment advisory fees                1,542,224           2,076,131          (1,698,221) (e)      1,920,134
   Audit fees                              54,777              54,652             (49,429) (h)         60,000
   Legal fees                              102,774             161,674            (159,448) (h)        105,000
   Administration fees                     219,867             276,872            (250,073) (f)        246,666
   Custodian fees                          157,305             237,116            (114,421) (g)        280,000
   Printing                                96,223              273,036            (269,259) (h)        100,000
   Accounting fees                         101,073             124,322            (60,951) (h)         164,444
   Directors' fees                         38,548              57,035             (57,035) (h)         38,548
   Transfer agent fees                     43,940              42,449             (41,389) (h)         45,000
   NYSE listing fees                       16,532              24,328             (16,600) (h)         24,260
   Insurance                               9,384               11,613             (5,807) (h)          15,190
   Consulting Fees/Tender Offer/
    Miscellaneous fees                     162,675             349,836            (512,511) (j)        0
   Other                                   19,859              24,823             (14,682) (h)         30,000
   Chilean repatriation taxes              228,767             162,897            -                    391,664(k)
   Brazilian taxes                         24,336              65,578                      -           89,914
                                           ------              ------              ---------           ------
Total Expenses                             2,818,284           3,942,362          (3,249,826)          3,510,820
                                           ---------           ---------           ---------           ---------
Net Investment Income                      (1,449,856)         (1,452,085)        2,004,687            (897,254)
                                            ---------           ---------         ---------            --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  AND FOREIGN CURRENCY RELATED TRANSACTION
Net realized gain/loss from:
   Investments                             38,908,462         45,531,239          (d)                  84,439,701
   Foreign currency related
   transactions                            (345,547)          (810,818)                                (1,156,365)
Net change in unrealized
   depreciation in value of
   investments and translation of
   other assets and liabilities
   denominated in foreign
   currencies                              7,411,859          (4,565,562)         (d)                  2,846,297
                                           ---------          -----------                              ---------


                                       29

Net realized and unrealized gain on
   investments and foreign currency
   related transaction                     45,974,774         40,154,859                              86,129,633
                                           ----------         ----------         ---------
NET INCREASE IN NET ASSETS
   RESULTING FROM
   OPERATIONS                              $44,524,918        $38,702,774        $2,004,687           $85,232,379
                                           ----------         ----------         ---------            ----------

The Emerging Markets Telecommunications Fund, Inc.
The Emerging Markets Infrastructure Fund, Inc.
Notes to Pro Forma Financial Statements (unaudited)

1.   Basis of Combination

     The unaudited Pro Forma Condensed Portfolio of Investments, Pro Forma Condensed Statement of Assets and Liabilities and Pro Forma Condensed Statement of Operations give effect to the proposed merger of The Emerging Markets Telecommunications Fund, Inc. ("ETF") into The Emerging Markets Infrastructure Fund, Inc. ("EMG"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies (sometimes referred to as the pooling-of-interest basis). Prior to consummation of the Merger, EMG intends to make a Tender Offer to acquire up to 50% of its shares of common stock at 95% of its net asset value. The Tender Offer will not occur unless the shareholders of both Funds approve the Merger. The Merger provides for the conversion of each share of common stock of ETF into an equivalent dollar amount of full shares of common stock of EMG based on the net asset value per share of each Fund. The accounting survivor in the proposed merger will be EMF. This is because although ETG has substantially similar investment objectives as EMF, the surviving Fund will invest in a style that is similar to the way in which ETF is currently operated.

     The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent Fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

     ETF and EMG are both closed-end, non-diversified management investment companies registered under the Investment Company Act of 1940, as amended.

     Pro Forma Adjustments:

     The Pro Forma adjustments below reflect the impact of the merger between ETF and EMG.

     (a) To remove 50% of net assets from EMG as a result of Tender Offer, investments will be sold off.

     (b) To reflect expenses to be incurred in connection with the Tender Offer and Merger.

     (c) To remove certain prepaid expenses associated with ETF, in the statement of assets and liabilities, which will not be assumed by EMG; and to reduce the corresponding amortization on the statement of operations.

     (d) In connection with EMG's intention to make a Tender Offer to acquire up to 50% of its assets, EMG will be selling a certain percentage of its securities. As a result, actual realized and unrealized gains and losses will be impacted. The effects of these sales are not reasonably estimable at this time.

     (e) Adjustment based on contractual agreements with the Adviser and reduction in net assets associated with Tender Offer.

     (f) Adjustment based on the contractual agreement with the Administrator for the combined Fund.

     (g) Adjustment based on the contractual agreement with the custodian for the combined Fund.

     (h) Assumes elimination of duplicate charges in combination and reflects management's estimates of combined pro forma operations.

     (i)  Adjustment for sale of securities in connection with Tender Offer.

     (j)  Assumes prior elimination of charges on prior tender offers.


     (k) In connection with EMG's intention to make a Tender Offer to acquire up to 50% of its assets, EMG intends to sell a certain percentage of their holdings in Chile. As of the pro forma date, there is no accrual for the Chile repatriation tax as all Chilean holdings are in a unrealized loss position.


          2.   SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies, which are consistently followed by each of ETF and EMG in the preparation of its financial statements.

          MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. The net asset value per share of each Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed .

          INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

          TAXES: No provision is made for U.S. federal income or excise taxes as it is each Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

          Income received by each Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

          Each fund will be subject to and accrues a 10% Chilean repatriation tax with respect to all known and estimated remittances from Chile. Each Fund does not accrue repatriation tax with respect to all unrealized gains on Chilean securities, as each Fund does not intend to realize and remit such unrealized gains in the foreseeable future.

          From January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applied to most debit transactions carried out by financial institutions. Effective January 23, 1999 the CPMF tax expired and was reinstated on June 17, 1999 for a period of three years. The tax is assessed at a rate of 0.38% for the initial year and will drop to 0.30% for the remaining two years.

          FOREIGN CURRENCY TRANSLATIONS: The books and records of each Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     market value of investment securities, assets and liabilities at the current rate of exchange; and purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

          Each Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, each Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

          Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

          Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on each Fund's books and the U.S. dollar equivalent of the amounts actually received.

          DISTRIBUTIONS OF INCOME AND GAINS: Each Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. Each Fund determines annually whether to distribute any net realized long-term capital gains in excess of net short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by each Fund on the ex-dividend date. .

          The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

          OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

                    SCHEDULE OF INVESTMENTS OF THE EMERGING
                     MARKETS TELECOMMUNICATIONS FUND, INC.
                          AT MAY 31, 2000 (UNAUDITED)


                                                                                    NO. OF                  VALUE
                                                                                    SHARES/UNITS            -----
                                                                                    -------------
EQUITY OR EQUITY-LINKED
SECURITIES - (91.55%)

Equity or Equity-Linked Securities of Telecommunications Companies in
  Emerging Countries - (74.57%)

ARGENTINA - (2.67%):

CEI Citicorp Holdings S.A., Class B+                                                949,309            $3,484,417
                                                                                                       ----------

TOTAL ARGENTINA (COST $3,738,676)

ASIA - (0.92%):

INVESCO AsiaNET Fund plc*+                                                          97,560             902,430
Nirvana Capital Limited*+#                                                          30,000             300,000
                                                                                                       -------
TOTAL ASIA (COST $1,299,990)                                                                           1,202,430
                                                                                                       ---------

BRAZIL - (8.44%):

Brasil Telecom Participacoes S.A. ADR##                                             12,900             774,000
Celular CRT Participacoes S.A. PNA+                                                 1,664,000          496,784
Companhia Riograndense de Telecomunicacoes PNA+                                     1,087,758          333,686
Embratel Participacoes S.A. ADR##                                                   135,700            2,841,219
Tele Nordeste  Celular Participacoes S.A. ADR##                                     7,400              392,200
Tele Norte Leste Participacoes S.A. ADR##                                           132,702            2,604,277
Telemig Celular Participacoes S.A. ADR##                                            23,500             1,364,469
Telesp Celular Participacoes S.A. ADR                                               57,800             2,189,175
                                                                                                       ---------
TOTAL BRAZIL (COST $11,299,278)                                                                        10,995,810
                                                                                                       ----------

CHILE - (2.35%):

Compania de Telecomunicaciones de Chile S.A. ADR##                                  147,800            2,919,050
Telefonos de Coyhaique S.A.                                                         6,500              148,827
                                                                                                       -------
TOTAL CHILE (COST $3,464,897)                                                                          3,067,877
                                                                                                       ---------

GLOBAL - (2.44%):

International Wireless Communications Holdings Corp.*                                 7,546            0
TeleSoft Co-Investments, L.P. Sub Fund A-3*+                                         375,394           375,394
TeleSoft Partners Ltd.++#                                                             1,187,500         2,812,563
                                                                                                       ---------
TOTAL GLOBAL (COST $1,607,219)                                                                         3,187,957
                                                                                                       ---------


          See Accompanying Notes to the Pro Forma Financial Statements.


                                       35

GREECE - (0.75%):

STET Hellas Telecommunications S.A.+                                                 46,400           $974,400
                                                                                                       --------

TOTAL GREECE (COST $993,943)

HONG KONG - (8.57%):

China Telecom (Hong Kong) Ltd., Class H+                                            1,309,415          9,788,370
Cable and Wireless HKT Ltd.                                                         410,800            938,399
Pacific Century CyberWorks Ltd.+                                                    224,000            438,384
                                                                                                       -------
TOTAL HONG KONG (COST $4,396,456)                                                                      11,165,153
                                                                                                       ----------
INDIA - (5.86%):

Mahanagar Telephone Nigam Ltd. GDR++                                                233,500            2,410,887
The India Media, Internet and Communications
Fund Ltd++#                                                                         50,000             250,000
Videsh Sanchar Nigam Ltd. GDR++                                                     318,500            4,976,562
                                                                                                       ---------

TOTAL INDIA (COST $6,974,360)                                                                          7,637,449
                                                                                                       ---------

INDONESIA - (1.38%):

PT Indosat (Persero) TbK ADR                                                        85,660             915,491
PT Telekomunikasi Indonesia                                                         2,683,800          879,042
                                                                                                       -------

TOTAL INDONESIA (COST $2,562,724)                                                                      1,794,533
                                                                                                       ---------
ISRAEL - (5.38%):

Aptel Warrants (expiring 01/06/03)*+                                                16,800             189,000
Bezeq Israeli Telecommunication
Corporation Ltd.                                                                    121,527            684,815
Check Point Software Technologies Ltd.+                                             16,000             3,006,000
Geotek Communications, Inc., Convertible Preferred Series M, 8.50%*+                100                0
Gilat Satellite Networks Ltd.+##                                                    23,200             1,869,050
Global Wireless Holdings Inc. C.V. PNB*+                                            48,122             6,978
Nexus Telocation Systems Ltd.+                                                      170,784            384,264
Nexus Telocation Systems Ltd.*+                                                     481,600            866,880
                                                                                                       -------
TOTAL ISRAEL (COST $8,089,672)                                                                         7,006,987
                                                                                                       ---------

LATIN AMERICA - (0.23%):

J.P. Morgan Latin America Capital Partners, L.P.+*#                                 297,445            297,445
                                                                                                       -------

TOTAL LATIN AMERICA (COST $321,085)

MALAYSIA - (1.31%):

Digi.com Berhad+                                                                    842,000            1,706,180
                                                                                                       ---------

TOTAL MALAYSIA (COST $1,503,250)


          See Accompanying Notes to the Pro Forma Financial Statements.


                                       36

MEXICO - (6.37%):

Carso Global Telecom, Class A-1+                                                    848,000            $1,921,396
Grupo Iusacell S.A. de C.V., V shares ADR+                                          85,288             1,130,066
Grupo Televisa S.A. GDR+                                                            50,400             2,806,650
Telefonos de Mexico, S.A. de CV ADR, Class L                                        50,200             2,444,113
                                                                                                       ---------
TOTAL MEXICO (COST $7,004,785)                                                                         8,302,225
                                                                                                       ---------

MIDDLE EAST/AFRICA - (0.78%):

EFG-Hermes Telecom Fund*+                                                           100,000            1,012,500
                                                                                                       ---------

TOTAL MIDDLE EAST/AFRICA (COST $1,020,000)

PERU - (0.01%):

Tecsur S.A.+                                                                        102,450            6,727
                                                                                                       -----

TOTAL PERU (COST $20,757)

PHILIPPINES - (0.55%):

Philippine Long Distance Telephone Co. ADR##                                        41,000             722,625
                                                                                                       -------

TOTAL PHILIPPINES (COST $1,008,284)

RUSSIA - (3.51%):

Golden Telecom, Inc.+                                                               30,000             896,250
Independent Network Television, Series II*+                                         1,000,000          500,000
Rostelecom ADR                                                                      127,800            1,940,963
Vimpel--Communications ADR+                                                         47,500             1,232,031
                                                                                                       ---------
TOTAL RUSSIA (COST $6,470,187)                                                                         4,569,244
                                                                                                       ---------

SINGAPORE - (1.06%):

Venture Manufacturing (Singapore) Ltd.                                              156,000            1,377,146
                                                                                                       ---------

TOTAL SINGAPORE (COST $543,812)

SOUTH KOREA - (12.52%):

Hanaro Telecom Inc.+                                                                52,000             342,523
Korea Telecom Corp. ADR                                                             53,100             1,964,700
Samsung Electronics Co., Ltd.                                                       30,004             8,181,702
SK Telecom Co., LTD.                                                                 7,840             2,672,333
SK Telecom Co., Ltd. ADR##                                                          78,800             3,156,925
                                                                                                       ---------
TOTAL SOUTH KOREA (COST $11,120,574)                                                                   16,318,183
                                                                                                       ----------

TAIWAN - (2.89%):


          See Accompanying Notes to the Pro Forma Financial Statements.


                                       37

Siliconware Precision Industries Co.+                                               173,000            359,364
Siliconware Precision Industries Co. GDR+                                               63,200             654,120
Taiwan Semiconductor Manufacturing Co., Ltd. ADR+##                                 77,850             2,749,078
                                                                                                       ---------
TOTAL TAIWAN (COST $2,489,527)                                                                         3,762,562
                                                                                                       ---------

THAILAND - (1.88%):

TelecomAsia Corporation Public Co., Ltd., Foreign Registered+(a)                    2,460,300          2,447,435
                                                                                                       ---------

TOTAL THAILAND (COST $3,895,748)

TURKEY - (3.60%):

Dogan Yayin Holding A.S.+                                                           126,903,046        2,318,946
Vestel Elektronik Sanayi ve Ticaret A.S.+                                           7,575,000          2,368,533
                                                                                                       ---------
TOTAL TURKEY (COST $5,505,242)                                                                         4,687,479
                                                                                                       ---------

VENEZUELA - (1.10%):

Venworld Telecommunications++                                                       125,947            1,430,971
                                                                                                       ---------

TOTAL VENEZUELA (COST $2,531,383)

TOTAL EMERGING COUNTRIES
(COST $87,861,849)                                                                                     97,157,735
                                                                                                       ----------

EQUITY SECURITIES OF TELECOMMUNICATIONS COMPANIES
IN DEVELOPED COUNTRIES - (2.39%):

CENTRAL EUROPE - (0.17%):

Central European Media Enterprises Ltd.+                                            22,875             217,313
                                                                                                       -------

TOTAL CENTRAL EUROPE (COST $4,578,326)

SPAIN - (1.84%):

Telefonica S.A. ADR+                                                                39,500             2,404,563
                                                                                                       ---------

TOTAL SPAIN (COST $2,711,829)

UNITED STATES - (0.38%)
Technology Crossover Ventures IV, L.P. ++#                                          520,000            491,491
                                                                                                       ---------
TOTAL UNITED STATES (COST $520,000)

TOTAL DEVELOPED COUNTRIES
(COST $7,810,155)                                                                                      3,113,367
                                                                                                       ---------


          See Accompanying Notes to the Pro Forma Financial Statements.


                                       38

EQUITY SECURITIES OF COMPANIES PROVIDING OTHER
ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN EMERGING
COUNTRY'S INFRASTRUCTURE - (14.59%):

GLOBAL - (2.22%):

Emerging Markets Ventures I, L.P.+++#                                               2,602,830          $2,888,699
                                                                                                       ---------

TOTAL GLOBAL (COST $2,702,244)

HONG KONG - (2.39%):

Hutchison Whampoa Ltd.                                                              258,860            2,981,512
Li & Fung Ltd.                                                                      30,000             128,589
                                                                                                       -------
TOTAL HONG KONG (COST $2,394,334)                                                                      3,110,101
                                                                                                       ---------

INDIA - (0.07%):

SSI Ltd. GDR+++                                                                     12,900             90,300
                                                                                                       ------

TOTAL INDIA (COST $185,760)

ISRAEL - (1.57%):

Concord Ventures Fund II, L.P.+++#                                                  240,000            240,000
Formula Ventures L.P.+++#                                                           423,738            402,474
Giza GE Venture Fund III, L.P.+++#                                                  250,000            240,970
K.T. Concord Venture Fund L.P.+++#                                                  850,000            1,165,906
                                                                                                       ---------
TOTAL ISRAEL (COST $1,732,121)                                                                         2,049,350
                                                                                                       ---------

SINGAPORE - (0.24%):

St Assembly Test Services Ltd.+                                                     107,000            317,947
                                                                                                       -------

TOTAL SINGAPORE (COST $222,510)

SOUTH KOREA - (1.21%)

Korea Electric Power (KEP) Corporation                                              58,900             1,580,053
                                                                                                       ---------

TOTAL SOUTH KOREA (COST $1,626,367)

TAIWAN - (5.65%)

D-Link Corp.                                                                        312,000            1,032,911
Hon Hai Precision Industry Co., Ltd. GDR+++                                        74,300             1,690,325
Macronix International Co., Ltd.+                                                   366,000            1,134,469
Nan Ya Plastic Corp.                                                                370,000            810,613
Via Technologies Inc.+                                                              76,000             1,312,301
Winbond Electronics Corp.+                                                          457,320            1,380,421
                                                                                                       ---------


          See Accompanying Notes to the Pro Forma Financial Statements.


                                       39

TOTAL TAIWAN (COST $6,054,519)                                                                         $7,361,040
                                                                                                       ----------

THAILAND - (1.24%):

Advanced Info Service Public Co., Ltd., Foreign Registered+                         140,919            1,617,486
                                                                                                       ---------

TOTAL THAILAND (COST $1,015,849)

TOTAL OTHER ESSENTIAL SERVICES
(COST $15,933,704)                                                                                     19,014,976
                                                                                                       ----------

TOTAL INVESTMENTS - (91.55%)
(COST $111,605,708)                                                                                    119,286,078

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES - (8.45%)                                               11,014,377

NET ASSETS - (100.00%)                                                                                 $130,300,455
                                                                                                       ============



** As of May 31, 2000 ETF invested 11.07% of its total net assets in not readily marketable securities.
*    Not readily marketable security.
+    Security is non-income producing.
++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."
++   Restricted security, not readily marketable.
# As of May 31, 2000, the Fund committed to investing an additional $1,364,949, $150,000, $326,262, $62,500, $1,000,000, $2,478,915,
     $1,760,000, $1,480,000, $700,000 and $250,000 of capital in Emerging
     Markets Ventures I, L.P., K.T. Concord Venture Fund L.P., Formula Ventures L.P., Telesoft Partners L.P., Giza GE Venture Fund III, L.P., J.P. Morgan Latin America Capital Partners, L.P., Concord Ventures
     Fund II, L.P., Technology Crossover Venures IV, L.P., Nirvana Capital Limited and The India Media, Internet and Communications Fund, Ltd., respectively.
##   Security or a portion thereof is out on loan.
(a) With an additional 776,936 warrants attached, expiring 12/31/49, with no market value.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.



          See Accompanying Notes to the Pro Forma Financial Statements.

                     SCHEDULE OF INVESTMENTS OF THE EMERGING
                        MARKETS INFRASTRUCTURE FUND, INC.
                           AT MAY 31, 2000 (UNAUDITED)


                                                           No. of Shares/Units         Value
                                                           -------------------         -----
EQUITY OR EQUITY LINKED
SECURITIES - (88.89%):

Equity or Equity Linked Securities of Infrastructure
Companies in Emerging Countries - (74.27%)

ARGENTINA - (2.84%):

CEI Citicorp Holdings S.A., Class B+                        627,952              $2,304,883
Exxel Capital Partners+++                                   2,000,001            2,021,537
                                                                                 ---------
TOTAL ARGENTINA (COST $4,582,278)                                                4,326,420
                                                                                 ---------
BRAZIL - (7.03%):

Brasil Telecom Participacoes S.A. ADR##                     24,700               1,482,000

Companhia Riograndense de Telecomunicacoes PNA+
                                                            1,330,242            408,072
Companhia Vale de Rio Doce ADR
                                                            31,700               790,103
Electropaulo Metropolitana - Electricidade de
 Sao Paulo S.A. PN+                                         25,403,416           1,426,376
Embratel Participacoes S.A. ADR                             80,100               1,677,094
Petroleo Brasileiro S.A.                                    95,400               2,253,597
Tele Nordeste Celular Participacoes S.A. ADR                9,200                487,600
Tele Norte Leste Participacoes S.A. ADR                       89,642               1,759,224
Tele Celular Sul Participacoes S.A. ADR##                     12,600               426,825
                                                                                 -------
TOTAL BRAZIL (COST $10,718,729)                                                  10,710,891
                                                                                 ----------

CHILE - (6.91%):

Besalco S.A.                                                250,882              703,676
Chilectra S.A.                                              80,566               345,876
Compania de Consumidores de Gas de Santiago S.A.            40,000               148,827
Compania de Petroleos de Chile S.A.                         221,895              965,313
Compania de Telecomunicacoes de Chile S.A.,
Class A+                                                    101,591              503,981
Compania de Telecomunicacoes de Chile S.A.,
ADR##                                                       82,000               1,619,500
Empresa Nacional de Electricidad S.A.+                      1,434,282            563,067
Empresa Nacional de Telecomunicaciones S.A.                 57,814               521,771
Enersis S.A.+                                               1,431,330            611,750
Gener S.A. ADR+##                                           278,727              3,832,496
Puerto Ventenas S.A.                                        288,453              385,264
Sociedad Austral de Electricidad S.A.                       20,600               326,236
                                                                                 -------
TOTAL CHILE (COST $12,324,231)                                                   10,527,757
                                                                                 ----------


          See Accompanying Notes to the Pro Forma Financial Statements.


                                       41

CHINA - (0.25%):
Beijing Datang Power Generation Co., Ltd.                   2,496,438            $381,246
                                                                                 --------

TOTAL CHINA (COST $719,084)

EUROPE - (0.67%):

Global TeleSystems Group, Inc.+                             91,876               1,022,120
                                                                                 ---------

TOTAL EUROPE (COST $2,090,162)

HONG KONG - (9.18%):

China Telecom (Hong Kong) Limited ADR+##                    55,200               8,114,400
City Telecom (HK) Ltd.                                      1,204,000            248,765
Hutchison Whampoa Ltd.                                      409,200              4,713,106
Li & Fung Ltd.                                              32,000               137,162
Pacific Century CyberWorks Ltd.+                            395,000              773,044
                                                                                 -------
TOTAL HONG KONG (COST $9,615,444)                                                13,986,477
                                                                                 ----------

INDIA - (5.75%):

Bharat Heavy Electricals Ltd.                               210,355              571,637
BSES Ltd.++                                                 158,800              3,025,140
Hindustan Corp.                                             100,600              302,364
Larsen & Toubro Ltd. GDR++                                  77,000               704,550
Videsh Sanchar Nigam Ltd. GDR++                             266,300              4,160,938
                                                                                 ---------
TOTAL INDIA (COST $11,123,126)                                                   8,764,629
                                                                                 ---------

INDONESIA - (0.70%):

PT Telekomunikasi Indonesia ADR                             158,000              1,066,500
                                                                                 ---------

TOTAL INDONESIA (COST $1,785,609)

ISRAEL - (2.60%):

Concord Ventures Fund II, L.P.+++#                          240,000              240,000
Geotek Communications, Inc.+                                49,501               772
Geotek Communications, Inc., Convertible Preferred Series
M, 8.50%*+                                                  100                  0
Geotek Communications, Inc., Convertible Preferred Series
N*+(a)                                                      1,584                0
Gilat Satellite Networks Ltd.+##                            15,800               1,272,888
Giza GE Venture Fund III, L.P.+++#                          300,000              289,164
K.T. Concord Venture Fund LP+++#                            850,000              1,165,906
Nexus Telocation Systems Ltd. +##                           210,283              473,137
The Renaissance Fund LDC+++                                 160                  527,834
                                                                                 -------
TOTAL ISRAEL (COST $7,492,945)                                                   3,969,701
                                                                                 ---------


          See Accompanying Notes to the Pro Forma Financial Statements.


                                       42

JAMAICA - (1.69%):

Jamaican Assets I L.P.+++                                   1,156,324            $2,573,226
                                                                                 ----------

TOTAL JAMAICA (COST $1,249,729)

LATIN AMERICA - (0.24%):

J.P. Morgan Latin America Capital Partners L.P.+##*         371,803              371,803
                                                                                 -------

TOTAL LATIN AMERICA  (COST $401,354)

MALAYSIA - (4.63%):

Digi.com Berhad+                                            997,000              2,020,263
Telecom Malaysia Berhad                                     243,800              891,806
Tenaga Nasional Berhad                                      1,133,000            4,144,449
                                                                                 ---------
TOTAL MALAYSIA (COST $6,536,108)                                                 7,056,518
                                                                                 ---------

MEXICO - (3.86%):

Cemex S.A. de CV ADR+(b)                                    102,200              2,165,363
Grupo Televisa S.A. GDR+                                    27,300               1,520,269
Telefonos de Mexico S.A. de CV ADR Class L                  45,000               2,190,938
                                                                                 ---------
TOTAL MEXICO (COST $6,182,670)                                                   5,876,570
                                                                                 ---------

PAKISTAN - (0.21%):

The Hub Power Company Ltd.+                                 957,600              316,410
                                                                                 -------

TOTAL PAKISTAN (COST $1,209,434)

PERU - (0.01%):

Tecsur S.A.+                                                119,535              7,848
                                                                                 -----

TOTAL PERU (COST $24,216)

RUSSIA - (1.58%):

RAO Unified Energy Systems                                  97,500               1,335,750
Rostelecom ADR+                                             71,000               1,078,313
                                                                                 ---------
TOTAL RUSSIA (COST $3,587,453)                                                   2,414,063
                                                                                 ---------

SINGAPORE - (1.74%):

Datacraft Asia Ltd.                                         98,000               681,100
NatSteel Electronics Ltd.+                                  538,000              1,583,129
ST Assembly Test Services Ltd.+                             128,000              380,348
                                                                                 -------
TOTAL SINGAPORE (COST $2,259,273)                                                2,644,577
                                                                                 ---------


          See Accompanying Notes to the Pro Forma Financial Statements.


                                       43

SOUTH AFRICA - (0.58%):

Imperial Holdings Ltd.+                                     119,173              $880,199
                                                                                 --------

TOTAL SOUTH AFRICA (COST $1,372,166)

SOUTH KOREA - (9.45%):

Dacom Corp.+                                                8,710                1,160,562
Hanaro Telecom Inc.+                                        38,469               253,395
Korea Telecom Corp. ADR                                     146,100              5,405,700
Samsung Electronics Co., Ltd.                               27,787               7,577,154
                                                                                 ---------
TOTAL SOUTH KOREA (COST $10,882,979)                                             14,396,811
                                                                                 ----------

SPAIN- (1.87%):

Telefonica S.A. ADR+                                        46,700               2,842,863
                                                                                 ---------

TOTAL SPAIN (COST $3,206,137)

TAIWAN - (1.70%):

Hon Hai Precision Industry Co., Ltd., GDR+++                30,000               682,500
Winbond Electronics Corp.+                                  357,420              1,078,872
Yageo Corp.++                                               95,400               834,750
                                                                                 -------
TOTAL TAIWAN (COST $1,944,209)                                                   2,596,122
                                                                                 ---------

THAILAND - (2.53%):

Advanced Information Service Public Co., Ltd.+              77,900               894,146
TelecomAsia Corp. Public Co., Ltd.+(c)                      2,978,400            2,962,826
                                                                                 ---------
TOTAL THAILAND (COST $5,366,687)                                                 3,856,972
                                                                                 ---------

TURKEY - (6.35%):

Cimsa Cimento Sanayi ve Ticaret A.S.                        87,089,000           1,768,233
Eregli Demir ve Celik Fabrikalari TAS+                      74,707,000           3,458,377
Netas Northern Electric Telekomunikasyon A.S.               32,591,000           4,446,754
                                                                                 ---------
TOTAL TURKEY (COST $6,266,929)                                                   9,673,364
                                                                                 ---------

GLOBAL - (1.90%):

Emerging Markets Ventures I, L.P.+++#                       2,602,830            2,888,699


International Wireless Communications Holdings Corp.*          7,546                 0
                                                                                 ---------
                                                                                 2,888,699

TOTAL GLOBAL (COST $2,908,065)

TOTAL EMERGING COUNTRIES
(COST $113,849,017)                                                              113,151,786
                                                                                 -----------


          See Accompanying Notes to the Pro Forma Financial Statements.


                                       44


EQUITY OR EQUITY-LINKED SECURITIES OF
NON-INFRASTRUCTURE COMPANIES - (12.52%)

CANADA - (0.10%):                                            Par
                                                            (000)
                                                            -----
Officeland Inc., Senior Unsecured Convertible Notes,        571                  80,672
 12%, 12/31/25*                                              Units
                                                            (000)
                                                            -----
Officeland Inc., Class C*                                   134                  64,154
                                                                                 ------
TOTAL CANADA (COST $638,256)                                USD                  144,826
                                                                                 -------

HONG KONG - (2.50%):

Legend Holdings Ltd.                                        3,760,000            3,811,993
                                                                                 ---------

TOTAL HONG KONG (COST $3,751,613)

INDIA - (3.12%):

Reliance Industries Ltd. GDR                                190,000              4,650,250
SSI Ltd. GDR+++                                             14,300               100,100
                                                                                 -------
TOTAL INDIA (COST $3,744,045)                                                    4,750,350
                                                                                 ---------

ISRAEL - (0.27%):

Formula Ventures L.P.+++#                                   423,738              402,474
                                                                                 -------

TOTAL ISRAEL (COST $433,923)

MALAYSIA - (1.03%):

Resorts World Berhad                                        502,200              1,572,700
                                                                                 ---------

TOTAL MALAYSIA (COST $1,859,580)

TAIWAN - (2.81%):

D-Link Corp.                                                295,000              976,631
Nan Ya Plastic Corp.                                        785,000              1,719,815
Via Technologies Inc.+                                      92,000               1,588,575
                                                                                 ---------
TOTAL TAIWAN (COST $3,834,326)                                                   4,285,021
                                                                                 ---------

TURKEY - (2.69%):

Dogan Yayin Holding A.S.+                                   70,044,702           1,279,953
Vestel Elektronik Sanayi ve Ticaret A.S.+                    9,033,000            2,824,417
                                                                                 ---------
TOTAL TURKEY (COST $4,364,167)                                                   4,104,370
                                                                                 ---------

TOTAL SECURITIES OF
NON-INFRASTRUCTURE COMPANIES
(COST $18,625,910)                                                               19,071,734
                                                                                 ----------


          See Accompanying Notes to the Pro Forma Financial Statements.


                                       45

EQUITY SECURTIES OF COMPANIES
PROVIDING OTHER ESSENTIAL SERVICES IN
THE DEVELOPMENT OF AN EMERGING
COUNTRY'S INFRASTRUCTURE - (2.10%)

COLOMBIA - (0.01%):

Cementos Paz del Rio S.A. ADR++                             2,135               $12,370
                                                                                 ------

TOTAL COLOMBIA (COST $29,089)

EGYPT - (0.79%):

Nile Growth Company+                                        200,000              1,200,000
                                                                                 ---------

TOTAL EGYPT (COST $2,020,000)

TAIWAN - (1.30%):

Taiwan Semiconductor Manufacturing Co., Ltd.+               390,400              1,989,380
                                                                                 ---------

TOTAL TAIWAN (COST $1,282,116)

TOTAL OTHER ESSENTIAL SERVICES
(COST $3,331,205)                                                                3,201,750
                                                                                 ---------

TOTAL EQUITY OR EQUITY-LINKED SECURITIES (COST
$135,806,132)                                                                    135,425,270
                                                                                 -----------

SHORT-TERM INVESTMENT - (0.03%)

Chilean Mutual Fund - (0.03%)
Fondo Mutuo Security Check                                  10,513               49,925
                                                                                 ------

TOTAL CHILEAN MUTUAL FUND
(COST $50,199)

TOTAL INVESTMENTS (88.92%)
(COST $135,856,331)                                                              135,475,195


          See Accompanying Notes to the Pro Forma Financial Statements.


                                       46


CASH AND OTHER ASSETS IN EXCESS OF
LIABILITIES - (11.08%)
                                                                                 16,885,263

NET ASSETS - 100.00%                                                             $152,360,458
                                                                                 ------------




**   As May 31, 2000 EMG invested 6.97% of its total net assets in not readily marketable securities.
*    Not readily marketable security.
+    Security is non-income producing.
++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."
++   Restricted security, not readily marketable.
# As of May 31, 2000, the Fund committed to investing an additional $1,760,000, $1,200,000, $150,000, $3,098,646, $1,364,949 and $326,262 of
     capital in Concord Ventures Fund II, L.P., Giza GE Venture Fund III L.P., K.T. Concord Venture Fund LP, J.P. Morgan Latin America Capital
     Partners L.P., Emerging Markets Ventures I, L.P. and Formula
     Ventures L.P., respectively.
##   Security or a portion thereof is out on loan.
(a) With an additional 1,584 warrants attached, expiring 06/20/01, with no market value
(b) With an additional 12,740 rights attached, expiring 12/25/49, with no market value.
(c) With an additional 940,547 warrants attached, expiring 12/31/49, with no market value.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
USD  United States Dollars.



          See Accompanying Notes to the Pro Forma Financial Statements.


                                       47